As filed with the Securities and Exchange Commission on January 6, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03802

NEUBERGER BERMAN INCOME FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York  10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The

OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Neuberger Berman
Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares

Core Bond Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal Intermediate Bond Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

New York Municipal Income Fund

Short Duration Bond Fund

Short Duration High Income Fund

Strategic Income Fund

Annual Report

October 31, 2013

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Floating Rate Income Fund	5
High Income Bond Fund	9
Municipal Intermediate Bond Fund	12
New York Municipal Income Fund	15
Short Duration Bond Fund	18
Short Duration High Income Fund	21
Strategic Income Fund	24
FUND EXPENSE INFORMATION	31

SCHEDULE OF INVESTMENTS

Core Bond Fund	33
Floating Rate Income Fund	39
High Income Bond Fund	47
Municipal Intermediate Bond Fund	57
New York Municipal Income Fund	63
Short Duration Bond Fund	65
Short Duration High Income Fund	69
Strategic Income Fund	77
FINANCIAL STATEMENTS	104

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	140
Floating Rate Income Fund	140
High Income Bond Fund	142
Municipal Intermediate Bond Fund	144
New York Municipal Income Fund	146
Short Duration Bond Fund	146
Short Duration High Income Fund	148
Strategic Income Fund	148
Reports of Independent Registered Public Accounting Firms	153
Directory	155
Trustees and Officers	156
Proxy Voting Policies and Procedures	163
Quarterly Portfolio Schedule	163
Notice to Shareholders	163
Board Consideration of the Management and Sub-Advisory Agreements	164

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for the Neuberger Berman Income Funds.

The U.S. fixed income market could be broken down into two distinct periods over the 12 months ended October 31, 2013. For the first half, long-term yields declined as the U.S. Federal Reserve (the Fed) maintained its highly accommodative monetary policy given continued elevated unemployment. Yields were also pushed down on several occasions as a number of issues, including the fiscal cliff and the European sovereign debt crisis, caused investors to turn to the safety of U.S. Treasury securities. Against this backdrop, most non-Treasury securities generally rose modestly.

The second half of the period was dominated by expectations of shifting Fed monetary policy. This was triggered by Fed Chairman Bernanke's comments that the central bank may begin tapering its asset purchase program before the end of the year. This caused yields to rise sharply and negatively impacted the fixed income market. The Fed surprised the market, however, at its September 18 meeting when it announced its decision to delay the taper. Yields then fell from their early September peak and many non-Treasury securities recouped a portion of their losses from the summer. All told, the return of the overall bond market, as measured by the Barclays U.S. Aggregate Bond Index, declined 1.08% during the 12-month reporting period.

Despite the market's weakness, there were several pockets of opportunity, namely higher yielding non-Treasuries. These securities were supported by overall solid demand from investors looking to generate higher yields. This backdrop was typically beneficial for a number of our taxable fixed income funds, as they were overweighted to non-Treasuries relative to their respective benchmarks during the period.

Looking ahead, we feel the U.S. economic expansion could accelerate somewhat in 2014. However, we think the Fed is likely to maintain its accommodative monetary policy longer than most people expect. In addition, we believe economic growth and inflation trends suggest that longer-term Treasury yields are near fair value. In our view, this could lead to a modestly better backdrop for non-Treasuries in the coming year. Still, we anticipate volatility will continue if monetary policy slowly moves from accommodation to normalization.

We believe our fixed income funds are well positioned given our outlook, as they currently maintain overweight positions in non-Treasuries relative to their benchmarks. We are also of the opinion that overall demand for tax-free bonds could improve. We will continue to actively manage our fixed income funds and adjust their portfolios as we feel appropriate given changing economic and investment conditions.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Core Bond Fund Commentary (Unaudited)

Neuberger Berman Core Bond Fund Institutional Class generated a -1.71% total return for the 12 months ended October 31, 2013 and underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which provided a -1.08% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The fixed income market was volatile at times during the reporting period. This was triggered by a number of factors, including uncertainties regarding the fiscal cliff and sequestration, mixed economic data, expectations for shifting U.S. Federal Reserve (the Fed) monetary policy and the partial government shutdown. While interest rates moved higher during the period, they declined from their early September 2013 peak. This occurred as the Fed surprised the market by choosing to delay tapering its asset purchase program, which was announced at its September 18 meeting. While the overall fixed income market posted a modest decline during the 12-month period, there were several areas of strength. In particular, lower-quality securities, including high yield bonds and floating rate bank loans, generated strong results given generally robust investor demand.

Detracting from results during the reporting period was the Fund's allocation to Treasury Inflation-Protected Securities. They underperformed the index as longer-term rates moved higher and expectations for future inflation were relatively muted. Duration and yield curve positioning were also negative for results. This was largely due to our tactical positioning on the curve. In contrast, the Fund's allocation to investment grade corporate bonds was beneficial. It was our exposure to medium and lower rated industrials that contributed the most to performance. Elsewhere, allocations to commercial mortgage-backed securities and non-agency mortgage-backed securities were additive for results. The Fund used long and short Treasury futures during the period to assist in managing its duration positioning, which contributed modestly to results.

There were no significant changes to the portfolio during the reporting period.

We believe the timing and magnitude of any asset purchase tapering by the Fed will be data dependent. Given the drag on the economy from the partial government shutdown, continued high unemployment and fiscal policy uncertainties, we would not be surprised to see the Fed maintain its asset purchase program until 2014. From an economic perspective, we feel growth in the U.S. could modestly improve in 2014 and inflation may be relatively well contained. It is our belief this would be a positive backdrop for the spread sectors (i.e., those segments of the bond market where investors seek greater yield by undertaking the additional risks of investing in corporate or other securities not backed by the U.S. Treasury). That being said, we anticipate volatility will persist as the Fed's monetary policy eventually transitions from accommodation to normalization. While it could be several years before the Fed moves to raise the federal funds rate, this would likely be priced into the market beforehand. We anticipate maintaining our long-held strategy of overweighting the spread sectors as we feel it is appropriate for long-term investors.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	0.4%
Corporate Debt Securities	27.6
Government Securities	0.2
Mortgage-Backed Securities	49.8
U.S. Government Agency Securities	2.6
U.S. Treasury Securities	23.0
Short-Term Investments	16.6
Liabilities, less cash, receivables and other assets	(20.2)
Total	100.0%

PERFORMANCE HIGHLIGHTS2

	Inception	Average Annual Total Return Ended 10/31/2013
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	-2.11%	8.12%	4.67%	5.33%
Institutional Class[3]	10/01/1995	-1.71%	8.57%	5.10%	5.73%
Class A4	12/20/2007	-2.03%	8.10%	4.83%	5.58%
Class C4	12/20/2007	-2.76%	7.31%	4.38%	5.33%
With Sales Charge
Class A4		-6.20%	7.17%	4.38%	5.33%
Class C4		-3.69%	7.31%	4.38%	5.33%
Index
Barclays U.S. Aggregate Bond Index[1,14]		-1.08%	6.09%	4.78%	5.84%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2013, the 30-day SEC yields were 2.07%, 2.47%, 1.98% and 1.33% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.95%, 2.27%, 1.96% and 1.21% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 1.10%, 0.61%, 1.01% and 1.75% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.87%, 0.47%, 0.87% and 1.62% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Core Bond Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Floating Rate Income Fund Commentary (Unaudited)

Neuberger Berman Floating Rate Income Fund Institutional Class generated a 4.96% total return for the 12 months ended October 31, 2013 but underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which provided a 5.43% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The floating rate bank loan market generated solid results during the reporting period. Supporting the market were generally positive fundamentals as corporate balance sheets were often cash-rich and defaults were low. Given the overall positive backdrop, demand was robust overall as investors looked to generate incremental yield. The new issuance market remained strong during the period, largely driven by refinancing activity as issuers took advantage of relatively low interest rates and extended their maturity profiles. For the 12 months ended October 31, 2013, securities rated B and higher in the index gained on average 5.33%, whereas BB-rated and CCC and lower-rated securities returned an average 4.05% and 12.51%, respectively.

The Fund continued to allocate a portion of its assets in non-floating rate securities. We have the flexibility to allocate up to 20% of the portfolio in these securities, usually fixed-rate senior secured bonds, as they can help the Fund generate incremental yield. The Fund's non-floating rate allocation began the period at approximately 6% and ended the period at approximately 6.5%. This relatively low allocation is indicative of the fact that floating rate loan yields were relatively more attractive versus their non-floating rate counterparts.

We continued to actively participate in the new issuance market by emphasizing securities in the primary versus the secondary bank loan market due to the former's higher current yields. We also felt securities in the new issue market provided better opportunities on a total return basis. Throughout the period, we emphasized loans in the primary market from issuers that had appropriate capital structures with positive operating momentum and relatively low leverage.

The Fund's quality biases detracted from performance during the reporting period. In particular, our underweight to securities rated CCC and below was not rewarded given their strong returns. This more than offset the Fund's allocations to securities rated B and higher. During the period, we increased the Fund's exposure to securities rated BB and higher, while reducing its allocation to B-rated securities. This adjustment was made as the yields available for both quality categories moved closer. As such, we felt it was appropriate to reduce the Fund's risk exposure by cutting back its allocation to B-rated securities.

From a sector perspective, security selection in chemicals and plastics, financial intermediaries, and cable & satellite television were the largest contributors to performance. In contrast, security selection in radio and television and printing/publishing, along with an underweight in utilities, detracted the most from results during the reporting period.

We maintain our overall positive outlook for the floating rate bank loan market. Supporting the market, in our view, are overall solid fundamentals and corporate earnings that allow most issuers to generate free cash flow. In addition, defaults remain significantly below their long-term annual average of 4% and we anticipate this trend will continue in 2014. Even though Fed tapering of its asset purchase program appears to be on hold for now, when the central bank ultimately begins to pare its asset purchase program it will be largely due to strengthening economic conditions. In our view, such a backdrop would be supportive for the overall floating rate bank loan market. While periods of volatility could occur at times due to uncertainties surrounding future monetary and fiscal policy, we feel that demand for floating rate securities could be solid in the coming months.

Sincerely,

ANN H. BENJAMIN, THOMAS P. O'REILLY, JOSEPH P. LYNCH AND STEPHEN CASEY
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Floating Rate Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments)
Less than One Year	6.5%
One to less than Five Years	32.8
Five to less than Ten Years	60.5
Ten Years or Greater	0.2
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2013
	Date	1 Year	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	4.96%	5.99%
Class A	12/29/2009	4.57%	5.58%
Class C5	12/30/2009	3.78%	4.84%
With Sales Charge
Class A		0.16%	4.41%
Class C5		2.78%	4.84%
Index
S&P/LSTA Leveraged Loan Index[1,14]		5.43%	6.70%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2013, the 30-day SEC yields were 3.75%, 3.22% and 2.62% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.66%, 3.14% and 2.52% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 0.92%, 1.30% and 2.06% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.72%, 1.09% and 1.84% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

High Income Bond Fund Commentary (Unaudited)

Neuberger Berman High Income Bond Fund Investor Class generated a 9.10% total return for the 12 months ended October 31, 2013 and outperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided an 8.82% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The fixed income market was volatile at times during the reporting period. We believe this was triggered by a number of factors, including uncertainties regarding the fiscal cliff and sequestration, mixed economic data, expectations for shifting U.S. Federal Reserve (Fed) monetary policy and the partial government shutdown. While interest rates moved higher during the period, they declined from their early September 2013 peak. This occurred as the Fed surprised the market by choosing to delay tapering its asset purchase program, which was announced at its September 18 meeting. While the overall fixed income market posted a modest decline during the 12-month period, there were several areas of strength. In particular, high yield bonds generated strong results given generally robust investor demand. For the period, CCC-rated and lower (a relatively low rating) securities in the benchmark and BB-rated (rated higher) securities returned 14.39% and 6.37%, respectively.

Security selection in the aggregate was beneficial for the Fund's performance relative to the index. The largest contributions to performance came from our holdings in the gaming, chemicals and printing & publishing sectors. This was somewhat mitigated by security selection in diversified financial services, healthcare and food and drug retailers.

Sector positioning, overall, detracted from relative performance during the reporting period. In particular, overweights in printing & publishing and media/cable, along with an underweight in banking, were negative for results. This was partially offset by our overweights in technology & electronics and media-broadcast, along with underweights in real estate/home builders.

The Fund's quality biases produced mixed results during the reporting period. Security selection and our allocation to bonds rated CCC and lower were beneficial for performance. The Fund's allocation to bonds rated BB and higher detracted from results, but this was more than offset by strong security selection. Elsewhere, we remained moderately underweighted to B-rated bonds.

We made several adjustments to the portfolio during the reporting period. We reduced the Fund's allocation to bonds rated BB and higher, moving from an overweight to an underweight position. Our exposure to B-rated bonds was modestly increased, but we remained underweighted versus the index. The Fund's allocation to bonds rated CCC and lower was increased, moving from an underweight to an overweight position. Elsewhere, we reduced the Fund's out-of-index allocation to bank loans from approximately 13.2% to approximately 4.8% of the portfolio. This was done as we found the bank loan market to be less attractive from a valuation perspective versus high yield bonds.

We continue to have a positive outlook for the high yield market. Even though Fed tapering of its asset purchase program appears to be on hold for now, when the central bank ultimately begins to pare its asset purchases we believe it will be largely due to strengthening economic conditions. In our view, such a backdrop would be supportive for the overall high yield market. In addition, in our opinion, high yield fundamentals remain solid and we anticipate defaults will continue to be significantly lower than their historical average. While periods of volatility could occur at times due to uncertainties surrounding future monetary and fiscal policy, we feel that demand for high yield securities could be solid in the coming months.

Sincerely,

ANN H. BENJAMIN, THOMAS P. O'REILLY AND RUSS COVODE
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

High Income Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments)
Less than One Year	3.6%
One to less than Five Years	23.1
Five to less than Ten Years	69.5
Ten Years or Greater	3.8
Total	100.0%

PERFORMANCE HIGHLIGHTS6

	Inception	Average Annual Total Return Ended 10/31/2013
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	9.10%	16.87%	8.09%	8.24%
Institutional Class[8]	05/27/2009	9.14%	17.07%	8.18%	8.29%
Class A8	05/27/2009	8.83%	16.64%	7.98%	8.19%
Class C8	05/27/2009	7.91%	15.88%	7.63%	8.03%
Class R3[8]	05/27/2009	8.46%	16.39%	7.87%	8.14%
Class R6[8]	03/15/2013	9.13%	16.88%	8.09%	8.25%
With Sales Charge
Class A8		4.20%	15.63%	7.51%	7.98%
Class C8		6.91%	15.88%	7.63%	8.03%
Index
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[1,14]		8.82%	18.11%	8.75%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2013, the 30-day SEC yields were 4.62%, 4.73%, 4.20%, 3.65%, 4.14% and 4.83% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 (estimated for 2013 for Class R6) were 0.85%, 0.70%, 1.09%, 1.86%,1.36% and 0.61% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for each of Class C and Class R3 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal Intermediate Bond Fund Commentary (Unaudited)

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a -1.30% total return for the 12 months ended October 31, 2013 and underperformed its benchmark, the Barclays 7-Year General Obligation Index, which provided a -0.51% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The municipal market was volatile at times during the reporting period. This was triggered by a number of factors, including uncertainties surrounding the tax-favored status of municipal bonds amid the fiscal cliff negotiations, expectations for shifting U.S. Federal Reserve (the Fed) monetary policy and rising Treasury yields. Investor sentiment was also challenged given concerns regarding the potential fallout from Detroit's bankruptcy. However, the municipal market rallied sharply following the Fed's decision to not begin tapering its asset purchases, which was announced at its September 18 meeting. All told, the overall municipal market posted a negative return for the 12 month period.

We tactically adjusted the Fund's average duration during the reporting period. We started the period with a long average duration versus the index and then allowed it to drift somewhat shorter in the first quarter of 2013 given expected weakness during tax season. We then extended the Fund's duration post tax season and maintained this position until the summer, when we somewhat shortened its average duration again. Overall, having a duration that was longer than the index detracted from performance as interest rates moved higher. In terms of the Fund's yield curve positioning, we maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the intermediate range (six- to eight-year portion of the curve). Yield curve positioning was a negative for performance given our overweight in the 10-year range and an underweight to the seven-year portion of the curve relative to the benchmark.

The Fund maintained a higher-quality bias, which produced mixed results. Having a small allocation to lower-rated BBB municipal bonds was a positive for performance. A modest underweight to Puerto Rico bonds was also beneficial, as they generated weak results. However, having no exposure to the tobacco sector was a drag on performance.

From a security selection perspective, we opportunistically purchased a number of attractively valued municipal bonds during the summer sell-off. This was additive to results as the municipal market rallied in September and October 2013.

We have a fairly positive outlook for the municipal market. The municipal yield curve is steep from a historical perspective. In addition, as the economy has been gaining some traction, we believe the trend of rising state tax revenues could remain in place, helping to strengthen state balance sheets. If the real estate market continues to show further improvement, local tax revenues, which have been challenged, could increase as well. We are also cautiously optimistic for the technical backdrop. Retail demand for municipal securities was weak during the second half of the reporting period. Given higher tax rates and attractive valuations versus equal-duration Treasuries, we're anticipating somewhat better demand for this high quality asset class going forward. At the same time, we estimate supply will moderate in 2014 given less refinancing activity, a major driver of new municipal issuance in recent years.

Despite these positives, there are several risks. News about Detroit's bankruptcy, credit issues in Puerto Rico and the anticipation of other municipal downgrades could negatively impact retail demand and put pressure on the market. While we anticipate the Fed will remain largely accommodative and not rush the taper of its asset purchases, in our opinion it's reasonable to assume that rates will move moderately higher in 2014. This, too, could be a headwind for the municipal market.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Municipal Intermediate Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Arizona	1.2%
Arkansas	2.1
California	9.7
Colorado	2.3
District of Columbia	2.0
Florida	10.1
Georgia	3.0
Illinois	7.6
Indiana	5.2
Kansas	0.5
Louisiana	2.3
Maryland	0.6
Massachusetts	1.2
Michigan	2.6
Minnesota	0.6
Mississippi	2.5
Missouri	0.4
Nebraska	0.3
Nevada	0.5
New Jersey	7.2
New Mexico	0.5
New York	6.9
North Carolina	1.7
Ohio	2.3
Oregon	0.4
Pennsylvania	3.0
Puerto Rico	0.9
Rhode Island	2.4
South Carolina	4.0
Tennessee	3.0
Texas	9.4
Utah	0.8
Virginia	3.2
Washington	0.5
Liabilities, less cash, receivables and other assets	(0.9)
Total	100.0%

PERFORMANCE HIGHLIGHTS10

	Inception	Average Annual Total Return Ended 10/31/2013
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	-1.30%	5.07%	3.37%	5.00%
Institutional Class[11]	06/21/2010	-1.15%	5.16%	3.41%	5.02%
Class A11	06/21/2010	-1.52%	4.90%	3.28%	4.97%
Class C11	06/21/2010	-2.25%	4.37%	3.02%	4.87%
With Sales Charge
Class A11		-5.74%	3.99%	2.84%	4.80%
Class C11		-3.21%	4.37%	3.02%	4.87%
Index
Barclays 7-Year GO Index[1,14]		-0.51%	5.89%	4.60%	5.95%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2013, the 30-day SEC yields were 2.01%, 2.16%, 1.72% and 1.05% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 3.55%, 3.82%, 3.04% and 1.86% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.88%, 2.02%, 1.52% and 0.64% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 0.88%, 0.70%, 1.15% and 1.95% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.65%, 0.50%, 0.87% and 1.62% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

New York Municipal Income Fund Commentary (Unaudited)

Neuberger Berman New York Municipal Income Fund Institutional Class generated a -1.64% total return for the period from its inception on March 11, 2013 through October 31, 2013. In contrast, its benchmark, the Barclays 7-Year General Obligation Index, provided a -0.49% return for the period.

The municipal market was volatile at times during the reporting period. This was triggered by a number of factors, including uncertainties surrounding their tax-favored status amid the fiscal cliff negotiations, expectations for shifting U.S. Federal Reserve (the Fed) monetary policy and rising Treasury yields. Investor sentiment was also challenged given concerns regarding the potential fallout from Detroit's bankruptcy. However, the municipal market rallied sharply following the Fed's decision to not begin tapering its asset purchases, which was announced at its September 18 meeting. All told, the overall municipal market posted a negative return for the 12 months ended October 31, 2013.

We extended the Fund's average duration during the reporting period and, overall, were modestly longer in average duration than the benchmark. This detracted from performance as rates moved higher. In terms of the Fund's yield curve positioning, we maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the intermediate range (six- to eight-year portion of the curve). Yield curve positioning was a negative for performance given our overweight in the 10-year range and an underweight to the seven-year portion of the curve relative to the benchmark.

The Fund's positioning from a quality perspective was similar to that of the benchmark and, as such, did not significantly impact its relative performance. Security selection, overall, was slightly additive to results versus the index. Whereas the Fund generally holds securities issued by the state of New York, the index contains securities from across the country. As a result, allocation by state had a detrimental impact on results as New York municipal securities underperformed the index.

We opportunistically purchased a number of attractively valued municipal bonds during the summer sell-off. This was additive for results as the municipal market rallied in September and October.

We have a fairly positive outlook for the municipal market. The municipal yield curve is steep from a historical perspective. In addition, as the economy has been gaining some traction, we believe the trend of rising state tax revenues could remain in place, helping to strengthen state balance sheets. If the real estate market continues to show further improvement, local tax revenues, which have been challenged, could increase as well. We are also cautiously optimistic for the technical backdrop. Retail demand for municipal securities was weak during the second half of the reporting period. Given higher tax rates and attractive valuations versus equal-duration Treasuries, we're anticipating somewhat better demand for this high quality asset class going forward. At the same time, we estimate supply will moderate in 2014 given less refinancing activity, a major driver of new municipal issuance in recent years.

Despite these positives, there are several risks. News about Detroit's bankruptcy, credit issues in Puerto Rico and the anticipation of other municipal downgrades could negatively impact retail demand and put pressure on the market. While we anticipate the Fed will remain largely accommodative and not rush the taper of its asset purchases, in our opinion it's reasonable to assume that rates will move moderately higher in 2014. This, too, could be a headwind for the municipal market.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

New York Municipal Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMIIX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
New York	97.8%
Puerto Rico	0.8
Cash, receivables and other assets, less liabilities	1.4
Total	100.0%

PERFORMANCE HIGHLIGHTS10

	Inception Date	Cumulative Total Return Ended 10/31/2013 Life of Fund
At NAV
Institutional Class	03/11/2013[16]	-1.64%
Index
Barclays 7-Year GO Index[1,14]		-0.49%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during the period shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2013, the 30-day SEC yield was 2.52% for Institutional Class. The tax-equivalent yield was 4.45% for Institutional Class for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratio for fiscal year 2013 was 0.87% for Institutional Class shares (before expense reimbursements and/or fee waivers, if any).

New York Municipal Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration Bond Fund Commentary (Unaudited)

Neuberger Berman Short Duration Bond Fund Investor Class generated a 1.03% total return for the 12 months ended October 31, 2013 and outperformed its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index, which provided a 0.77% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The fixed income market was volatile at times during the reporting period. This was triggered by a number of factors, including uncertainties regarding the fiscal cliff and sequestration, mixed economic data, expectations for shifting U.S. Federal Reserve (the Fed) monetary policy and the partial government shutdown. While interest rates moved higher during the period, they declined from their early September 2013 peak. This occurred as the Fed surprised the market by choosing to delay tapering its asset purchase program, which was announced at its September 18 meeting. While the overall fixed income market posted a modest decline for the 12 months ended October 31, 2013, there were several areas of strength. In particular, lower-quality securities, including high yield bonds and floating rate bank loans, generated strong results given generally robust investor demand.

The Fund's overweight to non-Treasuries was the main driver of its outperformance during the reporting period. The largest contributors to results were the Fund's exposures to non-agency mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). The Fund's allocation to investment grade corporate bonds was also beneficial, albeit to a lesser extent. Modestly detracting from results was the Fund's yield curve positioning.

There were several adjustments made to the portfolio from a sector perspective. We reduced the Fund's allocation to Treasuries and increased the exposures to investment grade corporate bonds, lower coupon 15-year agency MBS, CMBS and floating rate ABS. Within the investment grade corporate bond market, we actively participated in the new issue market, initiating new positions and extending positions in currently owned companies we find attractive. We also proactively adjusted the Fund's investment grade corporate bond exposure in an attempt to minimize event risk, namely merger and acquisition activity.

The Fund utilized Treasury futures during the second half of the reporting period to help manage its duration and yield curve positioning. They did not meaningfully impact performance.

We believe the timing and magnitude of the Fed's asset purchase tapering will be data dependent. Given the drag on the economy from the partial government shutdown, continued high unemployment and fiscal policy uncertainties, we would not be surprised to see the Fed maintain its asset purchase program until 2014. From an economic perspective, we feel growth in the U.S. could modestly improve in 2014 and inflation may be relatively well contained. It is our belief that this would be a positive backdrop for the spread sectors (i.e., those segments of the bond market where investors seek greater yield by undertaking the additional risks of investing in corporate or other securities not backed by the U.S. Treasury). That being said, we anticipate volatility will persist as the Fed's monetary policy eventually transitions from accommodation to normalization. While it could be several years before the Fed moves to raise the federal funds rate, this would likely be priced into the market beforehand. We anticipate maintaining our long-held strategy of overweighting the spread sectors as we feel it is appropriate for long-term investors.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	11.6%
Corporate Debt Securities	42.8
Mortgage-Backed Securities	32.6
U.S. Treasury Securities	11.2
Short-Term Investments	3.8
Liabilities, less cash, receivables and other assets	(2.0)
Total	100.0%

PERFORMANCE HIGHLIGHTS15

	Inception	Average Annual Total Return Ended 10/31/2013
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	1.03%	3.29%	1.87%	4.63%
Trust Class[12]	08/30/1993	0.77%	3.17%	1.77%	4.56%
Institutional Class[12]	06/21/2010	1.11%	3.40%	1.93%	4.65%
Class A12	06/21/2010	0.83%	3.14%	1.80%	4.61%
Class C12	06/21/2010	0.08%	2.65%	1.56%	4.51%
With Sales Charge
Class A12		-1.74%	2.62%	1.55%	4.51%
Class C12		-0.91%	2.65%	1.56%	4.51%
Index
Barclays 1-3 Year U.S. Government/ Credit Index[1,14]		0.77%	2.51%	2.97%	5.46%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2013, the 30-day SEC yields were 0.80%, 0.70%, 1.00%, 0.62% and 0.00% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.49%, 0.24%, 0.59%, 0.22% and 0.00% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 1.18%, 1.34%, 0.98%, 1.41% and 2.13% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71%, 0.81%, 0.51%, 0.89% and 1.63% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration High Income Fund Commentary (Unaudited)

Neuberger Berman Short Duration High Income Fund Institutional Class generated a 6.51% total return for the 12 months ended October 31, 2013, but lagged its benchmark, the BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index, which provided a 7.79% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The fixed income market was volatile at times during the reporting period. This was triggered by a number of factors, including uncertainties regarding the fiscal cliff and sequestration, mixed economic data, expectations for shifting U.S. Federal Reserve (the Fed) monetary policy and the partial government shutdown. While interest rates moved higher during the period, they declined from their early September 2013 peak. This occurred as the Fed surprised the market by choosing to delay tapering its asset purchase program, which was announced at its September 18 meeting. While the overall fixed income market posted a modest decline for the 12 months ended October 31, 2013, there were several areas of strength. In particular, high yield bonds generated strong results given generally robust investor demand.

For the Fund, the sectors that were the most beneficial to absolute performance during the reporting period were energy, telecommunications and healthcare. While no sectors detracted from absolute performance, those adding the least value were aerospace & defense, hotel, and food, beverage and tobacco.

From a quality perspective, approximately 92% of the portfolio was held in securities rated B and higher at the end of the reporting period. If we had allocated a larger portion of the portfolio to securities rated CCC we would have further enhanced the Fund's absolute performance, as this portion of the market outperformed both B- and BB-rated securities.

We continue to have a positive outlook for the high yield market. Even though Fed tapering appears to be on hold for now, when the central bank ultimately begins to pare its asset purchase program, we believe it will be largely due to strengthening economic conditions. In our view, such a backdrop would be supportive for the overall high yield market. In addition, high yield fundamentals remain solid and we anticipate defaults will continue to be significantly lower than their historical average. While periods of volatility could occur at times due to uncertainties surrounding future monetary and fiscal policy, we feel that demand for high yield securities could be solid in the coming months.

Sincerely,

ANN H. BENJAMIN, THOMAS P. O'REILLY AND RUSS COVODE
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration High Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NHSIX
Class A	NHSAX
Class C	NHSCX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments)
Less than One Year	1.1%
One to less than Five Years	61.8
Five to less than Ten Years	37.1
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2013
	Date	1 Year	Life of Fund
At NAV
Institutional Class	09/28/2012	6.51%	6.31%
Class A	09/28/2012	6.21%	6.02%
Class C	09/28/2012	5.43%	5.24%
With Sales Charge
Class A		1.74%	1.92%
Class C		4.43%	5.24%
Index
BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index[1,14]		7.79%	8.16%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2013, the 30-day SEC yields were 3.18%, 2.68% and 2.08% for Institutional Class, Class A and Class C shares, respectively. Absent repayment, the 30-day SEC yield would have been 3.25% for Institutional Class shares. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.64% and 2.01% for Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2013 were 1.20%, 1.57% and 2.32% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration High Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Strategic Income Fund Commentary (Unaudited)

Neuberger Berman Strategic Income Fund Institutional Class generated a 1.52% total return for the 12 months ended October 31, 2013 and outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which provided a -1.08% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The fixed income market was volatile at times during the reporting period. This was triggered by a number of factors, including uncertainties regarding the fiscal cliff and sequestration, mixed economic data, expectations for shifting U.S. Federal Reserve (the Fed) monetary policy and the partial government shutdown. While interest rates moved higher during the period, they declined from their early September 2013 peak. This occurred as the Fed surprised the market by choosing to delay tapering its asset purchase program, which was announced at its September 18 meeting. While the overall fixed income market posted a modest decline for the 12 months ended October 31, 2013, there were several areas of strength. In particular, lower-quality securities, including high yield bonds and floating rate bank loans, generated strong results given generally robust investor demand.

Contributing to the Fund's performance during the reporting period were its allocations to high yield corporate bonds, bank loans, investment grade corporate bonds, commercial mortgage-backed securities (CMBS) and non-agency mortgage-backed securities (MBS). They were all supported by overall solid investor demand. Duration and yield curve positioning were also positive for results. This was largely due to our tactical positioning on the curve. The Fund used long and short Treasury futures during the reporting period to assist in managing its duration positioning, which contributed modestly to results. Detracting from results was the Fund's allocation to Treasury Inflation-Protected Securities (TIPS). They underperformed the index as longer term rates moved higher and expectations for future inflation were relatively muted.

There were several adjustments made to the portfolio during the reporting period. We increased the Fund's high yield corporate bond exposure and pared our allocation to bank loans, the latter of which is relatively higher in the capital structure. We also increased our exposure to emerging market debt as valuations became more attractive. Elsewhere, we selectively reduced the Fund's duration over the 12-month period.

We believe the timing and magnitude of the Fed's asset purchase tapering will be data dependent. Given the drag on the economy from the partial government shutdown, continued high unemployment and fiscal policy uncertainties, we would not be surprised to see the Fed maintain its asset purchase program until 2014. From an economic perspective, we feel growth in the U.S. could modestly improve in 2014 and inflation could be relatively well contained. It is our belief this would be a positive backdrop for the spread sectors (i.e., those segments of the bond market where investors seek greater yield by undertaking the additional risks of investing in corporate or other securities not backed by the U.S. Treasury). That being said, we anticipate volatility will persist as the Fed's monetary policy eventually transitions from accommodation to normalization. While it could be several years before the Fed moves to raise the federal funds rate, this would likely be priced into the market beforehand. We anticipate maintaining our long-held strategy of overweighting the spread sectors as we feel it is appropriate for long-term investors.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	11.0%
Corporate Debt Securities	41.5
Bank Loan Obligations	14.5
Government Securities	2.5
Mortgage-Backed Securities	41.7
U.S. Government Agency Securities	0.3
U.S. Treasury Securities	6.8
Mutual Funds	6.7
Short-Term Investments	5.0
Liabilities, less cash, receivables and other assets	(30.0)
Total	100.0%

PERFORMANCE HIGHLIGHTS17

	Inception	Average Annual Total Return Ended 10/31/2013
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	1.07%	10.59%	7.83%	7.78%
Institutional Class	07/11/2003	1.52%	10.97%	8.08%	8.02%
Class A13	12/20/2007	1.02%	10.51%	7.82%	7.77%
Class C13	12/20/2007	0.40%	9.74%	7.37%	7.34%
Class R6[13]	03/15/2013	1.47%	10.96%	8.07%	8.02%
With Sales Charge
Class A13		-3.28%	9.56%	7.35%	7.32%
Class C13		-0.55%	9.74%	7.37%	7.34%
Index
Barclays U.S. Aggregate Bond Index[1,14]		-1.08%	6.09%	4.78%	4.55%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2013, the 30-day SEC yields were 2.86%, 3.21%, 2.69%, 2.12% and 3.26% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.78%, 3.13%, 2.66%, 2.02% and 3.18% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 (estimated for 2013 for Class R6) were 1.21%, 0.84%, 1.25%, 1.98% and 0.75% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.11%, 0.76%, 1.16%, 1.86% and 0.68% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 29 for a description of indices. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and may not invest in all securities included in a described index.

2  The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3  The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4  The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees).The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

5  The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6  The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7  The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996.

8  The performance information for Institutional Class, Class A, Class C, Class R3 and Class R6 prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see

Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class and Class R6.

9  Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 39.6% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10  A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12  The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13  The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

14  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16  This date reflects when Management first became the investment manager to the Fund.

17  The Fund had a different goal and strategy, which included managing assets by an asset allocation committee, prior to February 29, 2008. Its performance during that time might have been different if current policies had been in effect.

For more complete information on any of the Neuberger Berman Income Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Barclays 1-3 Year U.S. Government/Credit Index:

An unmanaged index that includes all bonds in the U.S. Government/Credit Index with at least one to three years to maturity. The U.S. Government/Credit Index includes all securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or h igher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch, Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued.

Barclays 7-Year General Obligation Index:

An unmanaged total return performance benchmark for the 7-year (6-8) maturity component of the Barclays General Obligation ("G.O.") Index, which tracks the performance of the investment-grade G.O. (state and local) tax exempt bond market.

Barclays U.S. Aggregate Bond Index:

An unmanaged index that represents the U.S. domestic investment grade bond market. It is comprised of the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million. Asset backed securities must have at least $500 million deal size and $25 million tranche size. For commercial mortgage-backed securities, the original transaction must have a minimum deal size of $500 million, and a minimum tranche size of $25 million; the current outstanding transaction size must be at least $300 million to remain in the index.

S&P/LSTA Leveraged Loan Index:

A daily total return index that uses Loan Syndications and Trading Association (LSTA)/Loan Pricing Corporation (LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The Index represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

BofA Merrill Lynch U.S. High Yield Master II Constrained Index:

An unmanaged market value-weighted index of all domestic and Yankee high yield bonds, including deferred interest bonds and payment-in-kind securities. Qualifying bonds must have at least one year remaining to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer does not exceed 2%.

BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index:

An unmanaged index that tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have less than five years remaining term to final maturity, be rated BB1 through B3, inclusive, based on an average of Moody's, S&P and Fitch, have a fixed coupon schedule and a minimum amount outstanding of $100 million. Original issue zero coupon bonds, 144a securities, both with and without registration rights, and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Eurodollar bonds (USD bonds not issued in the U.S. domestic market), taxable and tax-exempt U.S. municipal, warrant-bearing, DRD-eligible and defaulted securities are excluded from the Index. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2013 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 10/31/13 (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During the Period(1) 5/1/13 - 10/31/13	Expense Ratio	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During the Period(1) 5/1/13 - 10/31/13	Expense Ratio
Neuberger Berman Core Bond Fund
Investor Class	$1,000.00	$972.90	$4.23	.85%	$1,000.00	$1,020.92	$4.33	.85%
Institutional Class	$1,000.00	$975.00	$2.24	.45%	$1,000.00	$1,022.94	$2.29	.45%
Class A	$1,000.00	$973.80	$4.23	.85%	$1,000.00	$1,020.92	$4.33	.85%
Class C	$1,000.00	$969.30	$7.94	1.60%	$1,000.00	$1,017.14	$8.13	1.60%
Neuberger Berman Floating Rate Income Fund
Institutional Class	$1,000.00	$1,012.60	$3.55	.70%	$1,000.00	$1,021.68	$3.57	.70%
Class A	$1,000.00	$1,010.70	$5.42	1.07%	$1,000.00	$1,019.81	$5.45	1.07%
Class C	$1,000.00	$1,006.90	$9.21	1.82%	$1,000.00	$1,016.03	$9.25	1.82%
Neuberger Berman High Income Bond Fund
Investor Class	$1,000.00	$1,017.40	$4.22	.83%	$1,000.00	$1,021.02	$4.23	.83%
Institutional Class	$1,000.00	$1,017.10	$3.51	.69%	$1,000.00	$1,021.73	$3.52	.69%
Class A	$1,000.00	$1,016.10	$5.54	1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Class C	$1,000.00	$1,011.30	$9.23	1.82%	$1,000.00	$1,016.03	$9.25	1.82%
Class R3	$1,000.00	$1,013.90	$6.70	1.32%	$1,000.00	$1,018.55	$6.72	1.32%
Class R6	$1,000.00	$1,018.50	$3.15	.62%	$1,000.00	$1,022.08	$3.16	.62%
Neuberger Berman Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$971.80	$3.23	.65%	$1,000.00	$1,021.93	$3.31	.65%
Institutional Class	$1,000.00	$972.50	$2.49	.50%	$1,000.00	$1,022.68	$2.55	.50%
Class A	$1,000.00	$970.70	$4.32	.87%	$1,000.00	$1,020.82	$4.43	.87%
Class C	$1,000.00	$967.00	$8.03	1.62%	$1,000.00	$1,017.04	$8.24	1.62%
Neuberger Berman New York Municipal Income Fund
Institutional Class	$1,000.00	$974.30	$4.13	.83%	$1,000.00	$1,021.02	$4.23	.83%
Neuberger Berman Short Duration Bond Fund
Investor Class	$1,000.00	$1,000.20	$3.53	.70%	$1,000.00	$1,021.68	$3.57	.70%
Trust Class	$1,000.00	$999.30	$4.03	.80%	$1,000.00	$1,021.17	$4.08	.80%
Institutional Class	$1,000.00	$1,001.20	$2.52	.50%	$1,000.00	$1,022.68	$2.55	.50%
Class A	$1,000.00	$998.90	$4.38	.87%	$1,000.00	$1,020.82	$4.43	.87%
Class C	$1,000.00	$996.50	$8.15	1.62%	$1,000.00	$1,017.04	$8.24	1.62%
Neuberger Berman Short Duration High Income Fund
Institutional Class	$1,000.00	$1,015.60	$3.81	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$1,014.60	$5.69	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$1,010.90	$9.48	1.87%	$1,000.00	$1,015.78	$9.50	1.87%
Neuberger Berman Strategic Income Fund
Trust Class	$1,000.00	$981.60	$5.49	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Institutional Class	$1,000.00	$984.20	$3.75	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$981.30	$5.74	1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Class C	$1,000.00	$978.70	$9.23	1.85%	$1,000.00	$1,015.88	$9.40	1.85%
Class R6	$1,000.00	$983.70	$3.40	.68%	$1,000.00	$1,021.78	$3.47	.68%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Neuberger Berman Core Bond Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (23.0%)
$8,675	U.S. Treasury Bonds, 6.25%, due 8/15/23	$11,532	ØØ
7,305	U.S. Treasury Bonds, 5.50%, due 8/15/28	9,407	ØØ
1,580	U.S. Treasury Bonds, 4.50%, due 2/15/36	1,843
5,304	U.S. Treasury Inflation Index Bonds, 0.50%, due 4/15/15	5,411
4,460	U.S. Treasury Inflation Index Bonds, 2.00%, due 1/15/26	5,154
676	U.S. Treasury Inflation Index Bonds, 3.88%, due 4/15/29	970
8,886	U.S. Treasury Inflation Index Notes, 0.13%, due 4/15/17	9,187
5,190	U.S. Treasury Notes, 3.63%, due 8/15/19	5,782	ØØ
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $50,266)	49,286
U.S. Government Agency Securities (2.6%)
720	Federal Farm Credit Bank, Bonds, 1.46%, due 11/19/19	684	ØØ
1,505	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	1,800	ØØ
470	Federal National Mortgage Association, Notes, 1.50%, due 10/23/19	451
1,610	Federal National Mortgage Association, Notes, 1.55%, due 10/29/19	1,563
1,200	Federal National Mortgage Association, Notes, 1.60%, due 12/24/20	1,104	ØØ
	Total U.S. Government Agency Securities (Cost $5,926)	5,602
Mortgage-Backed Securities (49.8%)
Collateralized Mortgage Obligations (0.9%)
163	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 2.74%, due 9/20/35	142	µ
43	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.39%, due 7/20/36	39	µ
79	Countrywide Asset-Backed Certificates, Ser. 2005-IM2, Class A3, 0.44%, due 1/25/36	74	µ
22	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 0.41%, due 5/25/32	21	µ
229	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.61%, due 11/25/35	213	µ
151	GSR Mortgage Loan Trust, Ser. 2005-AR3, Class 6A1, 2.86%, due 5/25/35	137	µ
260	GSR Mortgage Loan Trust, Ser. 2007-AR1, Class 2A1, 2.74%, due 3/25/47	215	µ
127	HSI Asset Loan Obligation, Ser. 2007-AR1, Class 2A1, 2.74%, due 1/25/37	96	µ
31	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR7, Class 3A1, 2.72%, due 5/25/36	23	µ
307	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR11, Class 2A1, 2.95%, due 6/25/36	228	µ
426	JP Morgan Mortgage Trust, Ser. 2005-A3, Class 7CA1, 2.74%, due 6/25/35	407	µ
128	Nomura Asset Acceptance Corp., Ser. 2007-2, Class A1A, 0.29%, due 4/25/47	78	µ
22	Opteum Mortgage Acceptance Corp., Ser. 2005-3, Class A1B, 0.43%, due 7/25/35	22	µ
245	Residential Accredit Loans, Inc., Ser. 2006-QA1, Class A21, 3.77%, due 1/25/36	181	µ
79	Residential Accredit Loans, Inc., Ser. 2006-QO7, Class 3A2, 0.38%, due 9/25/46	48	µ
		1,924
Commercial Mortgage-Backed (11.6%)
390	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	424
500	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	549	ØØ
420	Banc of America Commercial Mortgage, Inc., Ser. 2007-4, Class ASB, 5.71%, due 2/10/51	430
500	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	549	ØØ
400	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	452
3,622	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class XA, 1.31%, due 9/10/46	279	µ
1,075	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.00%, due 12/10/49	1,212	µØØ
3,933	Commercial Mortgage Trust, Ser. 2012-CR2, Class XA, 1.95%, due 8/15/45	449	µØØ
80	Credit Suisse Mortgage Capital Certificates, Ser. 2007-TF2A, Class A1, 0.35%, due 4/15/22	79	ñµ
65	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.68%, due 6/15/39	72	µ
188	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	205
520	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.76%, due 9/15/39	578	µØØ
97	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	106

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$1,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	$1,117	ØØ
250	Credit Suisse Mortgage Capital Certificates, Ser. 2008-C1, Class A3, 6.04%, due 2/15/41	285	µ
850	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	941	ØØ
550	GS Mortgage Securities Corp. II, Ser. 2006-GG8, Class A4, 5.56%, due 11/10/39	607	ØØ
1,500	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.80%, due 8/10/45	1,663	µ
3,417	GS Mortgage Securities Trust, Ser. 2012-GC6, Class XA, 2.17%, due 1/10/45	423	ñµ
1,100	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A3, 5.34%, due 5/15/47	1,210	ØØ
1,200	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47	1,329	ØØ
1,950	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	2,162	ØØ
630	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 5.81%, due 6/15/49	711	µ
1,219	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	1,379	ØØ
500	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	548	ØØ
1,400	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.74%, due 6/12/50	1,563	µØØ
4,347	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C7, Class XA, 1.75%, due 2/15/46	445	µØØ
3,484	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C9, Class XA, 1.47%, due 5/15/46	289	µ
170	Morgan Stanley Capital I, Ser. 2007-IQ14, Class A2, 5.61%, due 4/15/49	172
2,972	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class XA, 1.88%, due 12/10/45	346	ñµ
4,959	UBS-Barclays Commercial Mortgage Trust, Ser. 2013-C5, Class XA, 1.16%, due 3/10/46	371	ñµ
1,867	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C3, Class XA, 2.18%, due 8/10/49	237	ñµ
1,755	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Class A3, 5.73%, due 6/15/49	1,954	µØØ
7,460	WF-RBS Commercial Mortgage Trust, Ser. 2013-C11, Class XA, 1.52%, due 3/15/45	640	ñµØØ
2,949	WF-RBS Commercial Mortgage Trust, Ser. 2012-C9, Class XA, 2.26%, due 11/15/45	379	ñµ
3,671	WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Class XA, 0.94%, due 6/15/46	224	µ
5,966	WF-RBS Commercial Mortgage Trust, Ser. 2013-C12, Class XA, 1.52%, due 3/15/48	556	ñµØØ
		24,935
Fannie Mae (22.5%)
3,107	Pass-Through Certificates, 3.50%, due 12/1/41 – 10/1/43	3,191
4,025	Pass-Through Certificates, 4.00%, due 2/1/41 – 2/1/43	4,246	ØØ
4,578	Pass-Through Certificates, 4.50%, due 11/1/39 – 4/1/42	4,901	Ø,ØØ
2,755	Pass-Through Certificates, 5.00%, due 3/1/21 – 8/1/38	2,992	ØØ
1,903	Pass-Through Certificates, 5.50%, due 5/1/30 – 4/1/40	2,075
2,271	Pass-Through Certificates, 6.00%, due 11/1/15 – 11/1/38	2,486
55	Pass-Through Certificates, 8.50%, due 4/1/34	62
2,750	Pass-Through Certificates, 3.00%, TBA, 30 Year Maturity	2,711	Ø
10,235	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	10,494	Ø
10,390	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	10,944	Ø
3,050	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	3,265	Ø
780	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	848	Ø
		48,215
Freddie Mac (14.8%)
299	Pass-Through Certificates, 2.50%, due 4/1/37	319	µ
201	Pass-Through Certificates, 2.62%, due 2/1/37	215	µ
2,974	Pass-Through Certificates, 3.50%, due 8/1/42 – 8/1/43	3,043

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$5,028	Pass-Through Certificates, 4.00%, due 9/1/40 – 6/1/42	$5,279	ØØ
3,495	Pass-Through Certificates, 4.50%, due 1/1/38 – 7/1/41	3,730	ØØ
644	Pass-Through Certificates, 5.00%, due 5/1/23 – 5/1/41	697
2,260	Pass-Through Certificates, 5.50%, due 5/1/35 – 11/1/38	2,443	ØØ
62	Pass-Through Certificates, 6.00%, due 12/1/37	67
17	Pass-Through Certificates, 6.50%, due 11/1/25	19
8,120	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	8,298	Ø
7,225	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	7,582	Ø
		31,692
	Total Mortgage-Backed Securities (Cost $104,973)	106,766
Corporate Debt Securities (27.6%)
Aerospace & Defense (0.8%)
905	L-3 Communications Corp., Guaranteed Notes, 3.95%, due 11/15/16	965	ØØ
865	Northrop Grumman Corp., Senior Unsecured Notes, 1.75%, due 6/1/18	852	ØØ
		1,817
Agriculture (0.3%)
585	Altria Group, Inc., Guaranteed Notes, 5.38%, due 1/31/44	591
Airlines (1.2%)
1,055	American Airlines, Inc., Equipment Trust, Ser. 2013-2, Class A, 4.95%, due 1/15/23	1,087	ñ
665	American Airlines, Inc., Equipment Trust, Ser. 2013-1, Class A, 4.00%, due 7/15/25	632	ñØØ
430	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2012-02, Class A, 4.00%, due 10/29/24	417	ØØ
490	US Airways, Pass Through Certificates, Ser. 2013-1, Class A, 3.95%, due 11/15/25	465	ØØ
		2,601
Banks (7.3%)
825	ABN AMRO Bank NV, Senior Unsecured Notes, 2.50%, due 10/30/18	825	ñ
995	Bank of America Corp., Senior Unsecured Notes, 1.50%, due 10/9/15	1,003	ØØ
705	Bank of America Corp., Senior Unsecured Notes, 2.00%, due 1/11/18	703	ØØ
715	Bank of America Corp., Senior Unsecured Notes, 2.60%, due 1/15/19	720
375	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.30%, due 1/11/23	360	ØØ
690	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	705	ØØ
770	Citigroup, Inc., Senior Unsecured Notes, 2.50%, due 9/26/18	776
865	Citigroup, Inc., Senior Unsecured Notes, 3.88%, due 10/25/23	865
1,195	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.30%, due 5/3/15	1,237	ØØ
730	Goldman Sachs Group, Inc., Senior Unsecured Notes, 2.90%, due 7/19/18	745
570	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.63%, due 1/22/23	556	ØØ
540	Huntington National Bank, Senior Unsecured Notes, 1.35%, due 8/2/16	541
855	JPMorgan Chase & Co., Senior Unsecured Notes, 3.45%, due 3/1/16	901	ØØ
400	JPMorgan Chase & Co., Senior Unsecured Notes, 2.00%, due 8/15/17	405	ØØ
935	JPMorgan Chase & Co., Senior Unsecured Notes, 1.63%, due 5/15/18	918	ØØ
800	Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	808	ØØ
1,845	Morgan Stanley, Senior Unsecured Notes, 2.13%, due 4/25/18	1,834	ØØ
1,380	Wells Fargo & Co., Senior Unsecured Notes, 1.25%, due 7/20/16	1,388
460	Wells Fargo & Co., Subordinated Notes, 5.38%, due 11/2/43	465
		15,755
See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Beverages (1.0%)
$300	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 3.75%, due 7/15/42	$265	ØØ
945	Coca-Cola Co., Senior Unsecured Notes, 3.20%, due 11/1/23	940
500	Fomento Economico Mexicano SAB de CV, Senior Unsecured Notes, 4.38%, due 5/10/43	423	ØØ
470	SABMiller Holdings, Inc., Guaranteed Notes, 2.20%, due 8/1/18	470	ñ
		2,098
Commercial Services (0.4%)
735	ERAC USA Finance LLC, Guaranteed Notes, 2.80%, due 11/1/18	745	ñ
Computers (0.2%)
355	Hewlett-Packard Co., Senior Unsecured Notes, 4.65%, due 12/9/21	359	ØØ
Diversified Financial Services (3.2%)
1,475	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 1.70%, due 5/9/16	1,488	ØØ
285	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.00%, due 6/12/17	297	ØØ
390	General Electric Capital Corp., Senior Secured Notes, 1.00%, due 12/11/15	392	ØØ
1,025	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 2.30%, due 4/27/17	1,056	ØØ
1,000	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, 3.15%, due 9/7/22	979	ØØ
595	Hyundai Capital America, Senior Unsecured Notes, 1.88%, due 8/9/16	600	ñ
620	Jefferies Group LLC, Senior Unsecured Notes, 5.13%, due 4/13/18	668	ØØ
1,450	Nomura Holdings, Inc., Senior Unsecured Medium-Term Notes, 2.00%, due 9/13/16	1,460	ØØ
		6,940
Electric (1.4%)
650	Dominion Resources, Inc., Senior Unsecured Notes, Ser. C, 4.05%, due 9/15/42	568	ØØ
1,365	Exelon Generation Co., LLC, Senior Unsecured Notes, 4.00%, due 10/1/20	1,374	ØØ
450	Georgia Power Co., Senior Unsecured Notes, 4.30%, due 3/15/42	413	ØØ
385	Southern California Edison Co., 1st Mortgage, Ser. 13-A, 3.90%, due 3/15/43	349	ØØ
305	Southern Co., Senior Unsecured Notes, 2.45%, due 9/1/18	310
		3,014
Food (0.2%)
515	WM Wrigley Jr. Co., Senior Unsecured Notes, 3.38%, due 10/21/20	526	ñ
Healthcare - Products (0.2%)
495	Boston Scientific Corp., Senior Unsecured Notes, 2.65%, due 10/1/18	499
Healthcare - Services (0.1%)
280	Aetna, Inc., Senior Unsecured Notes, 4.13%, due 11/15/42	250	ØØ
Insurance (1.6%)
655	Allstate Corp., Subordinated Notes, 5.75%, due 8/15/53	670	µ
490	Berkshire Hathaway Finance Corp., Guaranteed Notes, 4.30%, due 5/15/43	456	ØØ
440	ING US, Inc., Senior Unsecured Notes, 5.70%, due 7/15/43	465	ñ
1,180	Prudential Financial, Inc., Junior Subordinated Notes, 5.88%, due 9/15/42	1,198	µØØ
670	Prudential Financial, Inc., Junior Subordinated Notes, 5.20%, due 3/15/44	650	µØØ
		3,439

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Media (1.1%)
$465	NBCUniversal Media LLC, Guaranteed Notes, 6.40%, due 4/30/40	$562	ØØ
255	News America, Inc., Guaranteed Notes, 4.00%, due 10/1/23	259	ñ
445	Time Warner, Inc., Guaranteed Notes, 6.10%, due 7/15/40	491	ØØ
990	Viacom, Inc., Senior Unsecured Notes, 5.85%, due 9/1/43	1,051
		2,363
Mining (1.2%)
395	Barrick Gold Corp., Senior Unsecured Notes, 4.10%, due 5/1/23	358
630	BHP Billiton Finance USA Ltd., Guaranteed Notes, 3.85%, due 9/30/23	639
765	Freeport-McMoRan Copper & Gold, Inc., Guaranteed Notes, 3.88%, due 3/15/23	724
375	Freeport-McMoRan Copper & Gold, Inc., Guaranteed Notes, 5.45%, due 3/15/43	351
415	Rio Tinto Finance USA PLC, Guaranteed Notes, 1.38%, due 6/17/16	417
		2,489
Oil & Gas (1.4%)
770	Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	870	ØØ
275	BP Capital Markets PLC, Guaranteed Notes, 2.75%, due 5/10/23	257	ØØ
545	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, due 3/1/21	597
775	Petrobras Global Finance BV, Guaranteed Notes, 3.00%, due 1/15/19	737	ØØ
395	Petrobras Global Finance BV, Guaranteed Notes, 4.38%, due 5/20/23	365	ØØ
160	Suncor Energy, Inc., Senior Unsecured Notes, 6.50%, due 6/15/38	190	ØØ
		3,016
Pharmaceuticals (0.7%)
265	AbbVie, Inc., Senior Unsecured Notes, 4.40%, due 11/6/42	250
1,250	Express Scripts Holding Co., Guaranteed Notes, 2.65%, due 2/15/17	1,297	ØØ
		1,547
Pipelines (1.1%)
665	Energy Transfer Partners LP, Senior Unsecured Notes, 6.50%, due 2/1/42	728	ØØ
270	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, due 3/15/44	259	ØØ
830	Kinder Morgan Energy Partners LP, Senior Unsecured Notes, 2.65%, due 2/1/19	832
510	TransCanada PipeLines Ltd., Senior Unsecured Notes, 3.75%, due 10/16/23	513
		2,332
Real Estate Investment Trusts (1.5%)
525	American Tower Corp., Senior Unsecured Notes, 3.40%, due 2/15/19	531
445	Corporate Office Properties LP, Guaranteed Notes, 5.25%, due 2/15/24	465
850	EPR Properties, Guaranteed Notes, 5.25%, due 7/15/23	849
375	Health Care REIT, Inc., Senior Unsecured Notes, 2.25%, due 3/15/18	374	ØØ
1,105	Ventas Realty LP/Ventas Capital Corp., Guaranteed Notes, 2.00%, due 2/15/18	1,091	ØØ
		3,310
Retail (0.6%)
355	Home Depot, Inc., Senior Unsecured Notes, 4.20%, due 4/1/43	331	ØØ
400	Wal-Mart Stores, Inc., Senior Unsecured Notes, 2.55%, due 4/11/23	375	ØØ
535	Wal-Mart Stores, Inc., Senior Unsecured Notes, 4.00%, due 4/11/43	482	ØØ
		1,188

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Telecommunications (2.1%)
$1,465	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	$1,598	ØØ
1,495	Verizon Communications, Inc., Senior Unsecured Notes, 5.15%, due 9/15/23	1,622
1,030	Verizon Communications, Inc., Senior Unsecured Notes, 6.55%, due 9/15/43	1,194
		4,414
	Total Corporate Debt Securities (Cost $58,993)	59,293
Asset-Backed Securities (0.4%)
15	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 0.63%, due 12/25/33	14	µ
110	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.54%, due 1/25/36	91	µ
407	Countrywide Asset-Backed Certificates, Ser. 2006-BC1, Class 1A, 0.37%, due 4/25/36	355	µ
11	Credit-Based Asset Servicing and Securitization, Ser. 2005-CB5, Class AV2, 0.43%, due 8/25/35	11	µ
36	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 0.39%, due 4/25/33	35	µ
46	Household Home Equity Loan Trust, Ser. 2006-1, Class A1, 0.33%, due 1/20/36	44	µ
53	Household Home Equity Loan Trust, Ser. 2006-2, Class A2, 0.35%, due 3/20/36	51	µ
140	HSI Asset Securitization Corp., Ser. 2006-WMC1, Class A2, 0.27%, due 7/25/36	53	µ
143	Option One Mortgage Loan Trust, Ser. 2006-2, Class 2A2, 0.27%, due 7/25/36	87	µ
9	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.85%, due 3/25/33	8	µ
9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 0.71%, due 3/25/35	7	µ
4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 0.85%, due 1/25/34	4	µ
	Total Asset-Backed Securities (Cost $923)	760
Government Securities (0.2%)
Sovereign (0.2%)
365	Mexico Government International Bond, Senior Unsecured Notes, 4.00%, due 10/2/23 (Cost $363)	371
NUMBER OF SHARES
Short-Term Investments (16.6%)
35,712,059	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $35,712)	35,712	ØØ
	Total Investments (120.2%) (Cost $257,156)	257,790	##
	Liabilities, less cash, receivables and other assets [(20.2%)]	(43,240	)±
	Total Net Assets (100.0%)	$214,550

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Bank Loan Obligationsµ(90.3%)
Aerospace & Defense (0.8%)
$2,873	Silver II/Hamilton Sundstrand Corporation, Term Loan, 4.00%, due 12/13/19	$2,870
1,536	Transdigm Inc., Term Loan C, 3.75%, due 2/28/20	1,537
		4,407
Air Transport (2.1%)
4,933	American Airlines Inc., Term Loan B, 4.75%, due 6/27/19	4,958
2,800	Delta Air Lines, Term Loan, due 4/20/17	2,813	¢^^
2,659	United Air Lines, Inc., Term Loan B, 4.00%, due 4/1/19	2,671
1,248	US Airways, Term Loan B1, 4.25%, due 5/23/19	1,248
		11,690
All Telecom (5.1%)
2,274	Arris Group, Term Loan B, 3.50%, due 4/17/20	2,266
3,573	Cricket Communications, Inc., Term Loan C, 4.75%, due 3/8/20	3,588
1,512	Integra Telecom, Term Loan B, 5.25%, due 2/22/19	1,529
770	Integra Telecom, Second Lien Term Loan, 9.75%, due 2/21/20	791
5,093	Intelsat Jackson HLDG, Term Loan B-1, 4.25%, due 4/2/18	5,117
510	Level 3 Financing Inc., Term Loan B-III, 4.00%, due 8/1/19	512
7,650	Level 3 Financing Inc., Term Loan B, 4.00%, due 1/15/20	7,682
1,561	Syniverse Technologies, Term Loan, 4.00%, due 4/23/19	1,564
2,933	Syniverse Technologies, Term Loan B, 4.00%, due 4/23/19	2,939
1,388	Windstream Corp., Term Loan B-3, 4.00%, due 8/8/19	1,392
1,228	Windstream Corp., Term Loan B-4, 3.50%, due 1/23/20	1,229
		28,609
Automotive (2.7%)
2,792	Allison Transmission, Term Loan B-3, 3.75%, due 8/23/19	2,809
2,445	Chrysler Automotive, Term Loan B, 4.25%, due 5/24/17	2,466
3,847	Goodyear Engineered Products, Term Loan, 5.25%, due 9/8/17	3,820
1,257	Goodyear Tire & Rubber Company, Second Lien Term Loan, 4.75%, due 4/30/19	1,271
1,809	Navistar, Inc., Term Loan B, 5.75%, due 8/17/17	1,843
2,488	TI Group Automotive, Term Loan, 5.50%, due 3/28/19	2,518	Ñ
		14,727
Building & Development (2.1%)
3,080	American Builders & Co., Inc., Term Loan B, 3.50%, due 4/16/20	3,082
2,335	Capital Automotive LP, Term Loan B-1, 4.00%, due 4/10/19	2,347
605	CPG International Inc., Term Loan, 4.75%, due 9/30/20	606
5,683	Realogy Corporation, Term Loan B, 4.50%, due 3/5/20	5,738
		11,773
Business Equipment & Services (7.0%)
4,217	Acosta Inc., Term Loan B, 4.25%, due 3/2/18	4,229	¢^^
1,881	Advantage Sales & Marketing, First Lien Term Loan, 4.25%, due 12/18/17	1,897	Ñ
1,286	Advantage Sales & Marketing, Second Lien Term Loan, 8.25%, due 6/17/18	1,297
4,730	BMC Software, Term Loan, 5.00%, due 9/10/20	4,775

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$280	BMC Software, Term Loan, 5.00%, due 3/21/19	$283
1,690	Brock Holdings III, First Lien Term Loan, 6.00%, due 3/16/17	1,692
967	Brock Holdings III, Second Lien Term Loan, 10.00%, due 3/16/18	978
1,558	Kronos, First Lien Term Loan, 4.50%, due 10/30/19	1,564
1,575	Kronos, Second Lien Term Loan, 9.75%, due 4/30/20	1,622
2,105	Minimax Viking, Term Loan B1, 4.50%, due 8/14/20	2,114
1,105	Mitchell International, Inc., Term Loan B, 4.50%, due 10/12/20	1,112
1,090	Mitchell International, Inc., Second Lien Term Loan, due 9/17/21	1,105	¢^^
2,966	Monitronics, Term Loan B, 4.25%, due 3/23/18	2,987
2,043	Protection One, Term Loan B, 4.25%, due 3/20/19	2,043
1,634	Quintiles Transnational, Term Loan B-2, 4.00%, due 6/8/18	1,640
2,788	Servicemaster Company, Term Loan C, 4.25%, due 1/31/17	2,739
3,366	SunGard Data Systems, Term Loan E, 4.00%, due 3/8/20	3,389
1,432	SymphonyIRI Group, Inc., Term Loan B, 4.75%, due 9/30/20	1,437	¢^^
1,776	West Corporation, Term Loan B-8, 3.75%, due 6/30/18	1,780
		38,683
Cable & Satellite Television (0.7%)
378	Cequel Communications, LLC, Term Loan, 3.50%, due 2/14/19	378
1,240	Charter Communications Operating LLC, Term Loan F, 3.00%, due 4/10/13	1,226
2,245	UPC Financing Partnership, Term Loan AF, 4.00%, due 1/31/21	2,257
		3,861
Chemicals & Plastics (3.5%)
2,099	Dupont Performance Coatings, Term Loan B, 4.75%, due 2/1/20	2,120
1,725	Huntsman International LLC, Term Loan B, due 10/15/20	1,727	¢^^
2,831	Ineos Holdings, First Lien Term Loan, 4.00%, due 5/4/18	2,839
3,701	MacDermid Inc., First Lien Term Loan B, 4.00%, due 6/7/20	3,712
1,875	OXEA FIN/CY SCA, First Lien Term Loan B-2, 4.25%, due 1/15/20	1,878
3,480	PQ Corporation, Term Loan, 4.50%, due 8/7/17	3,504
1,593	Taminco Global Chemical, Term Loan B-2, 4.25%, due 2/15/19	1,601
2,213	Univar Inc., Term Loan B, 5.00%, due 6/30/17	2,175
		19,556
Conglomerates (0.8%)
2,665	Gardner Denver, Term Loan, 4.25%, due 7/30/20	2,665
1,624	Spectrum Brands, Inc., Term Loan, 4.50%, due 12/17/19	1,629
		4,294
Containers & Glass Products (2.6%)
1,300	Berlin Packaging, First Lien Term Loan, 4.75%, due 4/2/19	1,307
1,534	Berlin Packaging, Second Lien Term Loan, 8.75%, due 4/2/20	1,546
2,557	Berry Plastics, Term Loan D, 3.50%, due 2/8/20	2,547
624	Exopack, Term Loan B, 5.00%, due 5/31/17	633
2,150	Pact Group, Term Loan, 3.75%, due 5/29/20	2,129
4,264	Reynolds Group, Term Loan, 4.75%, due 9/28/18	4,297
2,014	Sealed Air Corporation, Term Loan B-1, 4.00%, due 10/3/18	2,025
		14,484

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Drugs (1.5%)
$2,998	Par Pharmaceutical Companies, Inc., Term Loan B-1, 4.25%, due 9/30/19	$3,007
3,257	Valeant Pharmaceuticals, Term Loan B, 3.75%, due 2/13/19	3,283
1,950	Valeant Pharmaceuticals, Term Loan B, 4.50%, due 8/5/20	1,974
		8,264
Ecological Services & Equipment (0.4%)
2,366	ADS Waste Holdings, Inc., Term Loan B, 4.25%, due 10/9/19	2,378
Electronics - Electrical (5.4%)
4,143	BOC Edwards, First Lien Term Loan, 4.75%, due 3/26/20	4,145
6,300	Ceridian Corp., Term Loan, 4.42%, due 5/9/17	6,330
5,223	Datatel-Sophia LP, Term Loan B, 4.50%, due 7/19/18	5,267	¢^^
1,343	Epicor Software Corp., Term Loan B, 4.50%, due 5/16/18	1,351
2,159	Freescale Semiconductor, Term Loan B-4, 5.00%, due 3/1/20	2,177
120	Freescale Semiconductor, Term Loan B5, 5.00%, due 1/15/21	121
4,662	Go Daddy, Term Loan B-2, 4.25%, due 12/17/18	4,674
1,881	Riverbed Technology, Term Loan, 4.00%, due 12/18/19	1,890
1,360	SkillSoft, Term Loan, 5.00%, due 5/26/17	1,362
2,522	Verint Systems Inc., Term Loan, 4.00%, due 9/6/19	2,530
		29,847
Equipment Leasing (1.6%)
1,996	AWAS Fin Lux 2012 SA, Term Loan, 3.50%, due 6/10/16	1,998
1,538	AWAS Fin Lux 2012 SA, Term Loan, 3.50%, due 7/16/18	1,538
5,561	International Lease Finance Co., Term Loan, 3.50%, due 6/30/17	5,559
		9,095
Financial Intermediaries (9.8%)
1,668	American Capital, Term Loan B, 4.00%, due 8/22/16	1,672
4,711	CITCO, Term Loan, 4.25%, due 6/29/18	4,711
4,364	First Data Corporation, Term Loan, 4.17%, due 3/24/17	4,368
2,520	First Data Corporation, Term Loan, 4.17%, due 3/23/18	2,521	¢^^
3,061	First Data Corporation, Term Loan B, 4.17%, due 9/24/18	3,064
1,835	Guggenheim Partners, Term Loan, 4.25%, due 7/22/20	1,843
1,840	Harbourvest Partners L.P., Term Loan, 4.75%, due 11/21/17	1,845	Ñ
3,506	Home Loan Servicing Solutions, Term Loan, 4.50%, due 6/26/20	3,524	Ñ
3,109	Mondrian Investment, Term Loan B-1, 4.00%, due 3/9/20	3,119
4,255	MoneyGram International, Term Loan, 4.25%, due 3/27/20	4,267
3,593	Nuveen Inv., First Lien Term Loan B, 4.17%, due 5/13/17	3,570
2,085	Nuveen Inv., Second Lien Term Loan B, 6.50%, due 2/28/19	2,043
5,269	Ocwen Financial, Term Loan, 5.00%, due 2/15/18	5,333
2,820	Springleaf, Term Loan, 4.75%, due 9/30/19	2,847
2,839	TCW Group, Term Loan, 4.00%, due 2/6/20	2,839
6,688	Walter Investment Mgmt., Term Loan B, 5.75%, due 11/28/17	6,745
		54,311
Food & Drug Retailers (1.1%)
4,542	Rite Aid Corp., Term Loan 6, 4.00%, due 2/21/20	4,564
1,435	Rite Aid Corp., Term Loan 2, 4.88%, due 6/21/21	1,445
		6,009

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Food Products (2.5%)
$4,218	Del Monte Corp., Term Loan, 4.00%, due 3/8/18	$4,218
5,052	HJ Heinz Company, Term Loan B-2, 3.50%, due 6/5/20	5,087
4,571	Pinnacle Foods Finance LLC, Term Loan G, 3.25%, due 4/29/20	4,564
		13,869
Food Service (2.8%)
4,650	Aramark Corporation, Term Loan D, 4.00%, due 9/9/19	4,660
6,665	US Foodservice Inc., Term Loan, 4.50%, due 3/31/19	6,682
4,443	Weight Watchers International, Term Loan B-2, 3.75%, due 4/2/20	4,079
		15,421
Health Care (5.5%)
3,287	Biomet, Inc., Term Loan B-2, 3.67%, due 7/25/17	3,308
2,047	DaVita, Inc., Term Loan B-2, 4.00%, due 11/1/19	2,058
3,057	dj Orthopedics LLC, Term Loan B, 4.75%, due 9/15/17	3,086
2,512	EMS-Emergency Medical Services, Term Loan, 4.00%, due 5/25/18	2,521
2,613	IASIS Healthcare Corporation, Term Loan B-2, 4.50%, due 5/3/18	2,630	¢^^
3,501	Immucor, Term Loan B-2, 5.00%, due 8/19/18	3,517
1,472	IMS Health Incorporated, Term Loan B-1, 3.75%, due 9/1/17	1,479
2,668	Kindred Healthcare, Term Loan B-1, 4.25%, due 6/1/18	2,664
821	Multiplan, Inc., Term Loan B-1, 4.00%, due 8/26/17	826
2,197	Pharmaceutical Product Development, Inc., Term Loan, 4.25%, due 12/5/18	2,216
2,059	Sheridan Healthcare, First Lien Term Loan, 4.50%, due 6/29/18	2,068
2,453	United Surgical Partners International, Inc., Term Loan B, 4.75%, due 4/3/19	2,460
1,985	VWR International, Inc., Term Loan B-1, 4.17%, due 4/3/17	1,991
		30,824
Home Furnishings (0.6%)
2,143	AOT Bedding Super Holdings, LLC, Term Loan, 5.00%, due 10/1/19	2,154
1,161	Jarden Corporation, Term Loan B1, 2.92%, due 9/30/20	1,161
		3,315
Industrial Equipment (1.5%)
1,616	Generac Power Systems Inc., Term Loan B, 3.50%, due 5/31/20	1,609
2,411	Husky Injection Molding, Term Loan, 4.25%, due 6/30/18	2,424
4,290	Rexnord Corp., Term Loan B, 4.00%, due 8/21/20	4,292
		8,325
Insurance (1.0%)
3,990	Sedgwick Holdings Inc., First Lien Term Loan B, 4.25%, due 6/12/18	4,012
1,570	Sedgwick Holdings Inc., Second Lien Term Loan B, 8.00%, due 12/12/18	1,596
		5,608
Leisure Goods - Activities - Movies (4.6%)
5,400	Activision Blizzard Inc., Term Loan, 3.25%, due 10/12/20	5,417
2,210	Bombardier Recreational Products Inc., Term Loan B, 4.00%, due 1/30/19	2,219
669	Digital Cinema Implementation, Term Loan, 3.25%, due 5/17/21	666	Ñ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$3,120	Emerald Expositions Holdings, Term Loan, 5.50%, due 6/17/20	$3,147	Ñ
3,817	EMI Publishing, Term Loan B, 4.25%, due 6/29/18	3,836
2,060	Live Nation Entertainment, Inc., Term Loan B-1, 3.50%, due 8/17/20	2,065
4,140	Scientific Games Corp., Term Loan, 4.25%, due 10/18/20	4,140
4,000	Warner Music Group, Term Loan B, 3.75%, due 7/1/20	4,001
		25,491
Lodging & Casinos (6.6%)
2,060	Boyd Gaming Corporation, Term Loan B, 4.00%, due 8/14/20	2,056
1,060	Cannery Casinos, First Lien Term Loan, 6.00%, due 10/2/18	1,059
1,156	Cannery Casinos, Second Lien Term Loan, 10.00%, due 10/2/19	1,072
1,750	Centaur Acquisition, LLC, First Lien Term Loan, 5.25%, due 2/20/19	1,768
1,980	Centaur Acquisition, LLC, Second Lien Term Loan, 8.75%, due 2/20/20	2,001
4,075	CityCenter, Term Loan B, 5.00%, due 10/16/20	4,107
1,440	Four Seasons Holdings Inc., First Lien Term Loan, 4.25%, due 6/27/20	1,451
640	Four Seasons Holdings Inc., Second Lien Term Loan, 6.25%, due 12/27/20	656	Ñ
6,570	Hilton Worldwide, Term Loan, 4.00%, due 10/26/20	6,606
1,635	Mohegan Tribal Gaming, Term Loan A, 7.75%, due 3/31/15	1,635
2,154	Peninsula Gaming, Term Loan B, 4.25%, due 11/20/17	2,159
2,425	Pinnacle Entertainment, Term Loan B-2, 3.75%, due 8/13/20	2,427
2,500	SHINGLE SPRINGS, Term Loan B, 6.25%, due 8/29/19	2,493
7,270	Station Casinos, Term Loan B, 5.00%, due 3/2/20	7,336	¢^^
		36,826
Nonferrous Metals - Minerals (2.0%)
1,413	Alpha Natural Resources, Term Loan B, 3.50%, due 5/22/20	1,347
3,729	Arch Coal, Term Loan, 5.75%, due 5/16/18	3,613	¢^^
4,883	Peabody Energy Corp., Term Loan, 4.25%, due 9/24/20	4,867
1,540	Walter Energy, Term Loan A, 5.74%, due 4/1/16	1,514
		11,341
Oil & Gas (2.1%)
1,745	Everest Acquisition LLC, Term Loan B-3, 3.50%, due 5/24/18	1,745
111	Everest Acquisition LLC, Term Loan B-2, 4.50%, due 4/30/19	111	Ñ
3,684	EXCO Resources Inc., Term Loan, 5.00%, due 8/19/19	3,684	Ñ
1,845	Fieldwood Energy, Term Loan, 3.88%, due 9/28/18	1,861
2,035	NFR Energy, Second Lien Term Loan, 8.75%, due 12/31/18	2,043
2,411	Samson Investment Company, Second Lien Term Loan, 6.00%, due 9/25/18	2,428
		11,872
Publishing (1.2%)
3,455	Springer Science + Business Media S.A., Term Loan B2, 5.00%, due 8/14/20	3,454	¢^^
3,459	Tribune Company, Term Loan B, 4.00%, due 12/31/19	3,457
		6,911
Radio & Television (5.3%)
5,870	Clear Channel, Term Loan D, 6.92%, due 1/30/19	5,577	¢^^
3,273	Cumulus Media, First Lien Term Loan, 4.50%, due 9/17/18	3,292
1,177	Cumulus Media, Second Lien Term Loan, 7.50%, due 9/16/19	1,202

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$3,660	Formula One, Term Loan B, 4.50%, due 4/30/19	$3,697
1,328	FoxCo Acquisition, Term Loan, 5.50%, due 7/14/17	1,330
4,195	Nine Entertainment, Term Loan B, 3.25%, due 2/5/20	4,176
5,733	Univision Communications Inc., Term Loan, 4.00%, due 3/1/20	5,733	¢^^
1,542	Univision Communications Inc., First Lien Term Loan, 4.50%, due 3/1/20	1,550
800	Univision Communications Inc., First Lien Term Loan, 4.50%, due 3/1/20	804
2,215	Weather Channel (TWCC), Second Lien Term Loan, 7.00%, due 6/26/20	2,269
		29,630
Retailers (except food & drug) (3.5%)
3,187	99¢ Only Stores, Term Loan B, 4.50%, due 1/14/19	3,206
1,886	David's Bridal, Term Loan, 5.00%, due 10/11/19	1,889
3,080	Hudson's Bay Company, Term Loan B, due 10/7/20	3,120	¢^^
4,771	Michaels Stores Inc., Term Loan B, 3.75%, due 1/28/20	4,787
1,640	Neiman Marcus Group Inc., Term Loan, 5.00%, due 10/25/20	1,651
3,715	Sears Holding Corp., Term Loan, 5.50%, due 6/30/18	3,726
1,026	Toys R US Delaware Inc., Term Loan, 6.00%, due 9/1/16	957
127	Toys R US Delaware Inc., Term Loan B-2, 5.25%, due 5/25/18	115
		19,451
Steel (0.9%)
2,327	FMG Resources, Term Loan, 5.25%, due 10/18/17	2,330
1,832	McJunkin Red Man Corporation, Term Loan, 6.00%, due 11/8/19	1,841
990	TMS International, Term Loan B, 4.50%, due 10/16/20	992
		5,163
Surface Transport (0.1%)
796	Avis Budget Car Rental, Term Loan B, 3.00%, due 3/15/19	794
Utilities (2.9%)
2,613	Calpine Construction, Term Loan B-1, 3.00%, due 5/3/20	2,578
2,830	Calpine Corp., First Lien Term Loan, due 10/22/20	2,840	¢^^
2,638	Dynegy Holdings Inc., Term Loan B-2, 4.00%, due 4/23/20	2,639
2,618	Equipower Resources, First Lien Term Loan C, 4.25%, due 12/31/19	2,630
3,185	Essential Power, Term Loan, 4.25%, due 8/8/19	3,169	Ñ
2,342	La Frontera Generation, Term Loan, 4.50%, due 9/30/20	2,360
		16,216
	Total Bank Loan Obligations (Cost $499,786)	503,045
Corporate Debt Securities (6.4%)
Airlines (0.1%)
510	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	525	ñØØ
Chemicals (0.8%)
3,215	Hexion US Finance Corp., Senior Secured Notes, 6.63%, due 4/15/20	3,263	ØØ
1,215	Momentive Performance Materials, Inc., Senior Secured Notes, 8.88%, due 10/15/20	1,285	ØØ
		4,548

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Consumer - Commercial Lease Financing (0.3%)
$1,065	CIT Group, Inc., Senior Unsecured Notes, Ser. C, 5.25%, due 4/1/14	$1,082	ñØØ
680	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	771	ñØØ
		1,853
Department Stores (0.1%)
815	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	768	ØØ
Electric - Generation (0.3%)
585	Calpine Corp., Senior Secured Notes, 6.00%, due 1/15/22	607	ñ
1,000	Calpine Corp., Senior Secured Notes, 5.88%, due 1/15/24	1,002	ñ
		1,609
Electronics (0.6%)
685	Ceridian Corp., Senior Secured Notes, 8.88%, due 7/15/19	793	ñØØ
1,384	Freescale Semiconductor, Inc., Senior Secured Notes, 5.00%, due 5/15/21	1,346	ñØØ
1,000	Freescale Semiconductor, Inc., Senior Secured Notes, 6.00%, due 1/15/22	1,011	ñØ
		3,150
Health Facilities (1.3%)
1,475	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	1,534	ØØ
1,815	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	1,910	ØØ
2,450	Tenet Healthcare Corp., Senior Secured Notes, 4.75%, due 6/1/20	2,432
1,535	Tenet Healthcare Corp., Senior Secured Notes, 6.00%, due 10/1/20	1,623	ñ
		7,499
Media - Broadcast (0.2%)
995	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	1,072	ñØØ
Media - Cable (0.9%)
2,160	Unitymedia Hessen GmbH & Co. KG, Senior Secured Notes, 5.50%, due 1/15/23	2,133	ñØØ
2,705	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.38%, due 4/15/21	2,719	ñØØ
		4,852
Packaging (0.7%)
3,991	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	4,121	ØØ
Software - Services (0.5%)
1,490	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	1,604	ñØØ
840	First Data Corp., Senior Secured Notes, 6.75%, due 11/1/20	889	ñØØ
		2,493
Support - Services (0.6%)
3,545	APX Group, Inc., Senior Secured Notes, 6.38%, due 12/1/19	3,532
	Total Corporate Debt Securities (Cost $35,066)	36,022

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

NUMBER OF SHARES		VALUE†
		(000's omitted)[z]
Short-Term Investments (5.3%)
34	State Street Institutional Government Money Market Fund Institutional Class	$0
29,381,186	State Street Institutional Liquid Reserves Fund Institutional Class	29,381	ØØ
	Total Short-Term Investments (Cost $29,381)	29,381
	Total Investments (102.0%) (Cost $564,233)	568,448	##
	Liabilities, less cash, receivables and other assets [(2.0%)]	(11,288)
	Total Net Assets (100.0%)	$557,160

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Bank Loan Obligationsµ(4.8%)
All Telecom (0.3%)
$6,174	Integra Telecom, Term Loan B, 5.25%, due 2/22/19	$6,241
4,810	Level 3 Financing Inc., Term Loan B, 4.00%, due 1/15/20	4,830
		11,071
Automotive (0.2%)
5,261	Navistar, Inc., Term Loan B, 5.75%, due 8/17/17	5,359
Building & Development (0.3%)
10,388	Realogy Corporation, Term Loan B, 4.50%, due 3/5/20	10,489
Chemicals & Plastics (0.2%)
5,547	Dupont Performance Coatings, Term Loan B, 4.75%, due 2/1/20	5,602
Containers & Glass Products (0.2%)
5,034	Berry Plastics, Term Loan D, 3.50%, due 2/8/20	5,014
Electronics - Electrical (0.2%)
4,747	Datatel-Sophia LP, Term Loan B, 4.50%, due 7/19/18	4,787
Financial Intermediaries (0.2%)
6,636	First Data Corporation, Term Loan, 4.17%, due 3/24/17	6,641
Health Care (0.4%)
13,028	United Surgical Partners International, Inc., Term Loan B, 4.75%, due 4/3/19	13,067
Leisure Goods - Activities - Movies (0.3%)
9,480	Scientific Games Corp., Term Loan, 4.25%, due 10/18/20	9,480
Lodging & Casinos (1.2%)
15,552	Graton Resort & Casino, First Lien Term Loan B, 9.00%, due 8/22/18	16,330	Ñ
24,134	Hilton Worldwide, Term Loan, 4.00%, due 10/26/20	24,267
		40,597
Nonferrous Metals - Minerals (0.4%)
12,826	Peabody Energy Corp., Term Loan, 4.25%, due 9/24/20	12,783	¢^^
Oil & Gas (0.5%)
16,489	Chesapeake Energy, Term Loan B, 5.75%, due 12/2/17	16,839

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Radio & Television (0.4%)
$8,005	Clear Channel, First Lien Term Loan B, 3.82%, due 1/29/16	$7,759	¢^^
5,846	Univision Communications Inc., Term Loan, 4.00%, due 3/1/20	5,847
		13,606
	Total Bank Loan Obligations (Cost $152,036)	155,335
Corporate Debt Securities (90.4%)
Airlines (0.5%)
5,930	American Airlines, Inc., Equipment Trust, Ser. 2013-2, Class A, 4.95%, due 1/15/23	6,108	ñ
7,865	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	8,101	ñ
2,787	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	3,198
		17,407
Auto Loans (0.7%)
2,640	General Motors Financial Co., Inc., Guaranteed Notes, 2.75%, due 5/15/16	2,660	ñ
16,705	General Motors Financial Co., Inc., Guaranteed Notes, 4.75%, due 8/15/17	17,666	ñ
3,985	General Motors Financial Co., Inc., Guaranteed Notes, 3.25%, due 5/15/18	3,970	ñ
		24,296
Auto Parts & Equipment (0.4%)
12,725	Goodyear Tire & Rubber Co., Guaranteed Notes, 6.50%, due 3/1/21	13,457
Automakers (0.7%)
2,395	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.00%, due 6/15/19	2,652
2,670	Ford Motor Co., Senior Unsecured Notes, 8.90%, due 1/15/32	3,449
4,714	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	6,581
9,910	Navistar Int'l Corp., Guaranteed Notes, 8.25%, due 11/1/21	10,121
		22,803
Banking (1.6%)
13,200	Ally Financial, Inc., Guaranteed Notes, 3.50%, due 7/18/16	13,530
12,080	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	13,379	ØØ
20,640	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	24,510
		51,419
Building & Construction (1.2%)
4,565	D.R. Horton, Inc., Guaranteed Notes, 4.38%, due 9/15/22	4,325
11,665	D.R. Horton, Inc., Guaranteed Notes, 5.75%, due 8/15/23	12,103
7,525	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	7,901
4,130	Ryland Group, Inc., Guaranteed Notes, 5.38%, due 10/1/22	4,006
3,065	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 1/15/21	3,517
8,215	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.25%, due 4/15/21	8,010	ñ
		39,862

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Building Materials (1.3%)
$1,975	Associated Materials LLC/AMH New Finance, Inc., Senior Secured Notes, 9.13%, due 11/1/17	$2,106
4,910	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	5,474
17,520	USG Corp., Senior Unsecured Notes, 9.75%, due 1/15/18	20,586	ØØ
12,490	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	13,583	ñ
		41,749
Chemicals (2.8%)
5,645	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	6,252
4,065	Huntsman Int'l LLC, Guaranteed Notes, 4.88%, due 11/15/20	4,045
11,235	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/21	12,611
3,895	INEOS Finance PLC, Senior Secured Notes, 8.38%, due 2/15/19	4,343	ñ
3,055	INEOS Group Holdings SA, Guaranteed Notes, 6.13%, due 8/15/18	3,085	ñ
5,210	Momentive Performance Materials, Inc., Senior Secured Notes, 8.88%, due 10/15/20	5,509
33,983	Momentive Performance Materials, Inc., Secured Notes, 9.00%, due 1/15/21	30,075	ØØ
19,985	PQ Corp., Secured Notes, 8.75%, due 5/1/18	21,634	ñ
4,525	US Coatings Acquisition, Inc., Guaranteed Notes, 7.38%, due 5/1/21	4,808	ñ
		92,362
Computer Hardware (0.3%)
10,100	Seagate HDD Cayman, Guaranteed Notes, 7.00%, due 11/1/21	11,161
Consumer - Commercial Lease Financing (4.5%)
13,665	CIT Group, Inc., Senior Unsecured Notes, 4.25%, due 8/15/17	14,331
2,150	CIT Group, Inc., Senior Unsecured Notes, 5.25%, due 3/15/18	2,325
2,990	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	3,390	ñ
34,720	CIT Group, Inc., Senior Unsecured Notes, 5.50%, due 2/15/19	37,584	ñ
5,980	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	6,653
5,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 5.75%, due 5/15/16	5,344
6,330	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	7,438
8,205	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	9,733
12,090	Int'l Lease Finance Corp., Senior Unsecured Notes, 3.88%, due 4/15/18	12,120
2,415	Int'l Lease Finance Corp., Senior Secured Notes, 7.13%, due 9/1/18	2,780	ñ
10,525	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	11,472
17,515	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 1/15/22	21,193
10,345	SLM Corp., Unsecured Medium-Term Notes, 5.50%, due 1/15/19	10,743
		145,106
Department Stores (1.1%)
37,666	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	35,500
Electric - Generation (3.0%)
13,735	Calpine Corp., Senior Secured Notes, 7.88%, due 7/31/20	15,006	ñ
3,105	Calpine Corp., Senior Secured Notes, 6.00%, due 1/15/22	3,222	ñ
1,750	Calpine Corp., Senior Secured Notes, 5.88%, due 1/15/24	1,754	ñ
3,550	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	4,029
15,845	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 5/15/19	16,875
8,800	NRG Energy, Inc., Guaranteed Notes, 8.50%, due 6/15/19	9,482
17,551	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	19,569
22,895	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	25,299

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$2,615	NRG Energy, Inc., Guaranteed Notes, 6.63%, due 3/15/23	$2,703
		97,939
Electric - Integrated (0.2%)
2,300	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	2,530	ñ
4,045	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	4,227
		6,757
Electronics (2.0%)
6,170	Amkor Technology, Inc., Guaranteed Notes, 7.38%, due 5/1/18	6,532
11,910	Amkor Technology, Inc., Senior Unsecured Notes, 6.38%, due 10/1/22	11,731
6,850	Ceridian Corp., Guaranteed Notes, 11.25%, due 11/15/15	6,893
5,324	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	5,357	[c]
6,270	Ceridian Corp., Senior Secured Notes, 8.88%, due 7/15/19	7,258	ñ
4,435	Flextronics Int'l Ltd., Guaranteed Notes, 5.00%, due 2/15/23	4,424
8,504	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	9,195	ñ
7,390	Freescale Semiconductor, Inc., Guaranteed Notes, 8.05%, due 2/1/20	7,963
6,055	Freescale Semiconductor, Inc., Senior Secured Notes, 6.00%, due 1/15/22	6,123	ñØ
		65,476
Energy - Exploration & Production (9.7%)
4,210	Antero Resources Finance Corp., Guaranteed Notes, 5.38%, due 11/1/21	4,278	ñØ
12,580	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	14,090
10,780	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	12,154
1,950	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	2,130
5,330	Cimarex Energy Co., Guaranteed Notes, 5.88%, due 5/1/22	5,676
7,350	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 4/1/23	7,626
7,055	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	7,761
36,271	EP Energy LLC/EP Energy Finance, Inc., Senior Unsecured Notes, 9.38%, due 5/1/20	41,893
2,285	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 7.75%, due 9/1/22	2,571
31,002	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	29,994	ØØ
33,600	Linn Energy LLC, Guaranteed Notes, 7.00%, due 11/1/19	33,516	ñ
10,375	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	11,049
19,061	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	19,681
26,843	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	28,185
10,010	Newfield Exploration Co., Senior Unsecured Notes, 5.63%, due 7/1/24	10,210
4,945	Range Resources Corp., Guaranteed Notes, 5.75%, due 6/1/21	5,266
2,458	Range Resources Corp., Guaranteed Notes, 5.00%, due 8/15/22	2,455
10,990	Rosetta Resources, Inc., Guaranteed Notes, 5.63%, due 5/1/21	11,100
12,485	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	13,234
23,455	SandRidge Energy, Inc., Guaranteed Notes, 8.13%, due 10/15/22	24,980
12,205	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 2/15/23	12,663
7,275	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, due 3/15/19	7,566
6,915	WPX Energy, Inc., Senior Unsecured Notes, 6.00%, due 1/15/22	7,261
		315,339
Food & Drug Retailers (0.8%)
3,985	Rite Aid Corp., Secured Notes, 10.25%, due 10/15/19	4,478
6,195	Rite Aid Corp., Guaranteed Notes, 9.25%, due 3/15/20	7,155
11,624	Rite Aid Corp., Senior Secured Notes, 8.00%, due 8/15/20	13,034
		24,667

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Food - Wholesale (0.1%)
$2,984	US Foods, Inc., Guaranteed Notes, 8.50%, due 6/30/19	$3,200
Gaming (4.5%)
4,518	Ameristar Casinos, Inc., Guaranteed Notes, 7.50%, due 4/15/21	4,958
12,830	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	13,491
2,580	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.38%, due 11/1/18	2,632	ñØ
5,955	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.88%, due 11/1/20	6,000	ñ
5,255	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 5.38%, due 11/1/23	5,307	ñ
9,865	Graton Economic Development Authority, Senior Secured Notes, 9.63%, due 9/1/19	11,024	ñ
3,410	MGM Resorts Int'l, Guaranteed Notes, 7.63%, due 1/15/17	3,879
4,750	MGM Resorts Int'l, Guaranteed Notes, 7.75%, due 3/15/22	5,379
4,075	Mohegan Tribal Gaming Authority, Secured Notes, 11.50%, due 11/1/17	4,564	ñ
6,390	Mohegan Tribal Gaming Authority, Guaranteed Notes, 11.00%, due 9/15/18	6,406	ñ
11,350	Mohegan Tribal Gaming Authority, Senior Unsecured Notes, 9.75%, due 9/1/21	12,230	ñ
12,055	Peninsula Gaming LLC, Guaranteed Notes, 8.38%, due 2/15/18	13,140	ñ
10,465	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	11,446
5,635	PNK Finance Corp., Guaranteed Notes, 6.38%, due 8/1/21	5,917	ñ
7,345	Seminole Indian Tribe of Florida, Senior Secured Notes, 7.75%, due 10/1/17	7,795	ñ
19,710	Station Casinos LLC, Guaranteed Notes, 7.50%, due 3/1/21	21,139
8,987	Wynn Las Vegas LLC, Unsecured Notes, 7.75%, due 8/15/20	10,133
		145,440
Gas Distribution (3.8%)
3,475	Access Midstream Partners L.P., Guaranteed Notes, 5.88%, due 4/15/21	3,727
7,040	Access Midstream Partners L.P., Guaranteed Notes, 6.13%, due 7/15/22	7,550
6,890	Access Midstream Partners L.P., Guaranteed Notes, 4.88%, due 5/15/23	6,856
13,885	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	15,135
17,491	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	18,890
6,535	El Paso Corp., Senior Secured Global Medium-Term Notes, 7.80%, due 8/1/31	6,744
7,760	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	8,963
13,775	Ferrellgas L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	14,477
11,375	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.75%, due 1/15/22	11,602	ñØ
12,890	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	13,921
2,325	Regency Energy Partners L.P., Guaranteed Notes, 4.50%, due 11/1/23	2,151	ñ
2,440	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.50%, due 4/15/23	2,434
6,201	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.50%, due 10/1/18	6,658
4,397	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	4,738
		123,846
Health Facilities (5.1%)
4,670	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	4,857
3,150	CHS/Community Health Systems, Inc., Guaranteed Notes, 8.00%, due 11/15/19	3,414
1,590	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	1,693
8,400	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	8,841
1,370	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	1,339
4,910	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.75%, due 8/15/22	5,039
5,050	HCA Holdings, Inc., Senior Unsecured Notes, 6.25%, due 2/15/21	5,302
2,395	HCA, Inc., Senior Secured Notes, 7.88%, due 2/15/20	2,599
24,890	IASIS Healthcare LLC/IASIS Capital Corp., Guaranteed Notes, 8.38%, due 5/15/19	26,383
See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$8,080	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 7.50%, due 2/15/20	$8,848
15,575	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	17,055
9,625	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	10,539
9,530	Tenet Healthcare Corp., Senior Unsecured Notes, 6.75%, due 2/1/20	9,863
7,820	Tenet Healthcare Corp., Senior Secured Notes, 6.00%, due 10/1/20	8,270	ñ
6,915	Tenet Healthcare Corp., Senior Secured Notes, 4.50%, due 4/1/21	6,708
4,550	Tenet Healthcare Corp., Senior Secured Notes, 4.38%, due 10/1/21	4,368	ñ
21,610	Tenet Healthcare Corp., Senior Unsecured Notes, 8.13%, due 4/1/22	23,663	ñ
4,000	Tenet Healthcare Corp., Senior Unsecured Notes, 6.88%, due 11/15/31	3,520
12,420	United Surgical Partners Int'l, Inc., Guaranteed Notes, 9.00%, due 4/1/20	13,910
		166,211
Health Services (0.2%)
1,620	Emergency Medical Services Corp., Guaranteed Notes, 8.13%, due 6/1/19	1,760
5,410	Healthcare Technology Intermediate, Inc., Senior Unsecured Notes, 7.38%, due 9/1/18	5,592	ñc
		7,352
Investments & Misc. Financial Services (0.7%)
20,670	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	21,678
Leisure (0.4%)
7,620	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	8,344
5,845	Cedar Fair L.P., Guaranteed Notes, 5.25%, due 3/15/21	5,757	ñ
		14,101
Machinery (1.6%)
14,885	Case New Holland, Inc., Guaranteed Notes, 7.88%, due 12/1/17	17,620
8,960	CNH Capital LLC, Guaranteed Notes, 3.88%, due 11/1/15	9,240
5,335	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	5,709
6,095	Terex Corp., Guaranteed Notes, 6.00%, due 5/15/21	6,369
5,280	The Manitowoc Co., Inc., Guaranteed Notes, 9.50%, due 2/15/18	5,636
7,340	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	8,331
		52,905
Managed Care (0.3%)
9,355	MPH Intermediate Holding Co. 2, Senior Unsecured Notes, 8.38%, due 8/1/18	9,718	ñc
Media - Broadcast (3.1%)
6,351	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	7,145
9,314	AMC Networks, Inc., Guaranteed Notes, 4.75%, due 12/15/22	9,011
6,750	Clear Channel Communications, Inc., Senior Secured Notes, 9.00%, due 12/15/19	6,851
27,493	Clear Channel Communications, Inc., Senior Secured Notes, 11.25%, due 3/1/21	29,521
17,195	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	18,141	ØØ
8,745	Sirius XM Radio, Inc., Guaranteed Notes, 5.75%, due 8/1/21	8,920	ñ
13,671	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	14,730	ñ
2,275	Univision Communications, Inc., Senior Secured Notes, 7.88%, due 11/1/20	2,525	ñ
3,095	Univision Communications, Inc., Senior Secured Notes, 6.75%, due 9/15/22	3,374	ñ
		100,218

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Media - Cable (4.3%)
$7,725	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	$8,169
8,750	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	9,275
16,092	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	16,695	ñ
7,720	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 5.13%, due 12/15/21	7,488	ñ
5,075	CSC Holdings LLC, Senior Unsecured Notes, 7.63%, due 7/15/18	5,849
17,090	DISH DBS Corp., Guaranteed Notes, 4.25%, due 4/1/18	17,346
14,040	DISH DBS Corp., Guaranteed Notes, 5.13%, due 5/1/20	14,216
17,459	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	18,899
7,090	DISH DBS Corp., Guaranteed Notes, 5.88%, due 7/15/22	7,258
5,880	DISH DBS Corp., Guaranteed Notes, 5.00%, due 3/15/23	5,623
5,725	Lynx I Corp., Senior Secured Notes, 5.38%, due 4/15/21	5,754	ñ
9,060	UPCB Finance III Ltd., Senior Secured Notes, 6.63%, due 7/1/20	9,672	ñ
12,711	Virgin Media Finance PLC, Guaranteed Notes, 8.38%, due 10/15/19	13,871
		140,115
Media - Services (1.0%)
14,945	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	15,954
4,150	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. A, 6.50%, due 11/15/22	4,316
11,215	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 6.50%, due 11/15/22	11,775
1,956	WMG Acquisition Corp., Senior Secured Notes, 6.00%, due 1/15/21	2,054	ñ
		34,099
Medical Products (1.0%)
4,445	Biomet, Inc., Guaranteed Notes, 6.50%, due 8/1/20	4,723
1,945	DJO Finance LLC/DJO Finance Corp., Guaranteed Notes, 7.75%, due 4/15/18	1,964
3,420	DJO Finance LLC/DJO Finance Corp., Guaranteed Notes, 9.88%, due 4/15/18	3,668
4,525	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.63%, due 7/31/19	4,842	ñ
9,815	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.50%, due 9/15/18	11,017	ñ
5,085	Hologic, Inc., Guaranteed Notes, 6.25%, due 8/1/20	5,403
		31,617
Metals - Mining Excluding Steel (2.3%)
11,165	Alpha Natural Resources, Inc., Guaranteed Notes, 9.75%, due 4/15/18	11,500
9,643	Alpha Natural Resources, Inc., Guaranteed Notes, 6.00%, due 6/1/19	8,293
10,115	Alpha Natural Resources, Inc., Guaranteed Notes, 6.25%, due 6/1/21	8,573
2,180	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	2,180
8,040	Arch Coal, Inc., Guaranteed Notes, 9.88%, due 6/15/19	6,834
1,784	Arch Coal, Inc., Guaranteed Notes, 7.25%, due 10/1/20	1,358
10,515	Arch Coal, Inc., Guaranteed Notes, 7.25%, due 6/15/21	8,018
6,595	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	6,842	ñ
5,225	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 8.25%, due 11/1/19	5,800	ñ
7,965	Peabody Energy Corp., Guaranteed Notes, 6.00%, due 11/15/18	8,403
3,235	Walter Energy, Inc., Senior Secured Notes, 9.50%, due 10/15/19	3,413	ñ
3,395	Walter Energy, Inc., Guaranteed Notes, 8.50%, due 4/15/21	2,877	ñ
		74,091

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Packaging (4.4%)
$45,040	Berry Plastics Corp., Secured Notes, 9.75%, due 1/15/21	$52,922
6,648	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	7,487
1,545	Reynolds Group Issuer, Inc., Guaranteed Notes, 8.50%, due 5/15/18	1,638
15,330	Reynolds Group Issuer, Inc., Guaranteed Notes, 9.00%, due 4/15/19	16,403
28,100	Reynolds Group Issuer, Inc., Guaranteed Notes, 9.88%, due 8/15/19	31,086
18,570	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	20,520	ØØ
4,545	Reynolds Group Issuer, Inc., Guaranteed Notes, 8.25%, due 2/15/21	4,727
7,560	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	8,202
		142,985
Pharmaceuticals (2.7%)
6,370	Endo Health Solutions, Inc., Guaranteed Notes, 7.00%, due 7/15/19	6,800
4,445	Jaguar Holding Co., Senior Unsecured Notes, 9.38%, due 10/15/17	4,712	ñc
9,995	Jaguar Holding Co. II/Jaguar Merger Sub., Inc., Senior Unsecured Notes, 9.50%, due 12/1/19	11,219	ñ
3,965	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.50%, due 7/15/16	4,104	ñ
6,290	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	6,762	ñ
6,386	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.88%, due 12/1/18	6,825	ñ
38,897	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.38%, due 10/15/20	41,522	ñ
6,370	Valeant Pharmaceuticals Int'l, Senior Unsecured Notes, 6.75%, due 8/15/18	6,975	ñ
		88,919
Printing & Publishing (3.7%)
3,590	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	3,774
21,955	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	23,602
17,485	Gannett Co., Inc., Guaranteed Notes, 5.13%, due 10/15/19	18,097	ñ
4,540	Gannett Co., Inc., Guaranteed Notes, 5.13%, due 7/15/20	4,642	ñ
3,965	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	4,471
29,035	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	33,390
17,115	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	18,912
10,620	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.88%, due 3/15/21	11,841
2,110	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.00%, due 2/15/22	2,237
		120,966
Real Estate Dev. & Mgt. (0.2%)
5,310	Realogy Group LLC, Senior Secured Notes, 7.63%, due 1/15/20	5,921	ñ
Software - Services (4.4%)
6,935	Activision Blizzard, Inc., Guaranteed Notes, 5.63%, due 9/15/21	7,178	ñ
9,060	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	9,751	ñ
7,655	First Data Corp., Senior Secured Notes, 6.75%, due 11/1/20	8,105	ñ
20,575	First Data Corp., Guaranteed Notes, 11.25%, due 1/15/21	22,607	ñ
21,947	First Data Corp., Guaranteed Notes, 12.63%, due 1/15/21	25,321
10,895	First Data Corp., Guaranteed Notes, 10.63%, due 6/15/21	11,698	ñ
6,640	First Data Corp., Guaranteed Notes, 11.75%, due 8/15/21	6,756	ñØ
18,805	Sophia, L.P., Guaranteed Notes, 9.75%, due 1/15/19	20,497	ñ
3,845	SunGard Data Systems, Inc., Guaranteed Notes, 7.38%, due 11/15/18	4,076
18,105	SunGard Data Systems, Inc., Guaranteed Notes, 6.63%, due 11/1/19	18,920
3,805	SunGard Data Systems, Inc., Guaranteed Notes, 7.63%, due 11/15/20	4,143	ØØ
5,580	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	6,040
		145,092

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Specialty Retail (0.7%)
$3,133	L Brands, Inc., Guaranteed Notes, 8.50%, due 6/15/19	$3,771
6,455	L Brands, Inc., Guaranteed Notes, 5.63%, due 10/15/23	6,600
7,410	Michaels FinCo Holdings LLC / Michaels FinCo, Inc., Senior Unsecured Notes, 7.50%, due 8/1/18	7,651	ñc
5,295	Party City Holdings, Inc., Guaranteed Notes, 8.88%, due 8/1/20	5,785	ñ
		23,807
Steel Producers - Products (1.1%)
8,015	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	8,696
22,614	ArcelorMittal, Senior Unsecured Notes, 5.75%, due 8/5/20	23,858
2,410	ArcelorMittal, Senior Unsecured Notes, 7.50%, due 10/15/39	2,380
		34,934
Support - Services (2.5%)
5,885	Hertz Corp., Guaranteed Notes, 5.88%, due 10/15/20	6,194
8,560	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	9,512
2,603	Iron Mountain, Inc., Senior Subordinated Notes, 8.38%, due 8/15/21	2,811
8,480	Iron Mountain, Inc., Guaranteed Notes, 5.75%, due 8/15/24	8,098
7,010	Knowledge Learning Corp., Guaranteed Notes, 7.75%, due 2/1/15	6,905	ñ
18,650	ServiceMaster Co., Guaranteed Notes, 8.00%, due 2/15/20	19,116
13,945	ServiceMaster Co., Guaranteed Notes, 7.00%, due 8/15/20	13,736
5,860	United Rental N.A., Inc., Guaranteed Notes, 7.38%, due 5/15/20	6,534
8,660	United Rental N.A., Inc., Senior Unsecured Notes, 8.25%, due 2/1/21	9,808
		82,714
Telecom - Integrated Services (7.3%)
3,942	CenturyLink, Inc., Senior Unsecured Notes, Ser. N, 6.00%, due 4/1/17	4,316
10,000	CenturyLink, Inc., Senior Unsecured Notes, Ser. V, 5.63%, due 4/1/20	10,163
3,065	CenturyLink, Inc., Senior Unsecured Notes, Ser. S, 6.45%, due 6/15/21	3,188
19,602	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	20,288	ØØ
5,380	Frontier Communications Corp., Senior Unsecured Notes, 7.63%, due 4/15/24	5,676
7,365	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	7,899
8,360	Intelsat Jackson Holdings SA, Guaranteed Notes, 8.50%, due 11/1/19	9,175
15,885	Intelsat Jackson Holdings SA, Guaranteed Notes, 5.50%, due 8/1/23	15,329	ñ
8,835	Intelsat Luxembourg SA, Guaranteed Notes, 7.75%, due 6/1/21	9,321	ñ
5,920	Intelsat Luxembourg SA, Guaranteed Notes, 8.13%, due 6/1/23	6,260	ñ
2,830	Level 3 Communications, Inc., Senior Unsecured Notes, 8.88%, due 6/1/19	3,088
9,500	Level 3 Financing, Inc., Guaranteed Notes, 10.00%, due 2/1/18	10,153
2,910	Level 3 Financing, Inc., Guaranteed Notes, 9.38%, due 4/1/19	3,252
16,205	Level 3 Financing, Inc., Guaranteed Notes, 8.13%, due 7/1/19	17,866
16,445	Level 3 Financing, Inc., Guaranteed Notes, 8.63%, due 7/15/20	18,624
2,655	Level 3 Financing, Inc., Guaranteed Notes, 6.13%, due 1/15/21	2,701	ñØ
3,600	Qwest Communications Int'l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	3,735
8,630	Qwest Corp., Senior Unsecured Notes, 6.88%, due 9/15/33	8,371
10,580	tw telecom holdings, Inc., Senior Unsecured Notes, 5.38%, due 10/1/22	10,554	ñ
35,830	Windstream Corp., Guaranteed Notes, 7.88%, due 11/1/17	40,981
4,625	Windstream Corp., Guaranteed Notes, 7.75%, due 10/15/20	4,960
4,075	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	4,350	ñ
12,290	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	12,874
6,131	Windstream Corp., Guaranteed Notes, 6.38%, due 8/1/23	5,947
		239,071

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Telecom - Wireless (4.2%)
$6,840	MetroPCS Wireless, Inc., Guaranteed Notes, 6.25%, due 4/1/21	$7,156	ñ
3,900	MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, due 4/1/23	4,080	ñ
3,910	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	4,066
14,930	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	14,184
11,735	Sprint Capital Corp., Guaranteed Notes, 8.75%, due 3/15/32	12,703
23,055	Sprint Corp., Guaranteed Notes, 7.25%, due 9/15/21	24,842	ñ
15,330	Sprint Corp., Guaranteed Notes, 7.88%, due 9/15/23	16,633	ñ
7,270	Sprint Nextel Corp., Guaranteed Notes, 9.00%, due 11/15/18	8,815	ñ
3,135	Sprint Nextel Corp., Senior Unsecured Notes, 7.00%, due 8/15/20	3,362
8,170	T-Mobile USA, Inc., Guaranteed Notes, 6.46%, due 4/28/19	8,660
10,325	T-Mobile USA, Inc., Guaranteed Notes, 6.54%, due 4/28/20	10,945
10,210	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, due 4/28/21	10,797
3,680	T-Mobile USA, Inc., Guaranteed Notes, 6.73%, due 4/28/22	3,887
5,125	T-Mobile USA, Inc., Guaranteed Notes, 6.84%, due 4/28/23	5,420
		135,550
	Total Corporate Debt Securities (Cost $2,811,395)	2,949,850
NUMBER OF SHARES
Short-Term Investments (3.5%)
114,884,315	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $114,884)	114,884
	Total Investments (98.7%) (Cost $3,078,315)	3,220,069	##
	Cash, receivables and other assets, less liabilities (1.3%)	42,472
	Total Net Assets (100.0%)	$3,262,541

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund

PRINCIPAL AMOUNT	SECURITY	VALUE†
(000's omitted)		(000's omitted)[z]
Municipal Notes (100.9%)
Arizona (1.2%)
$705	Arizona St. Cert. of Participation Ref. (Dept. Administration), Ser. 2013-B, 5.00%, due 10/1/21	$804
1,000	Phoenix Civic Imp. Corp. Wastewater Sys. Jr. Lien Ref. Rev., Ser. 2011, 2.00%, due 7/1/18	1,022
		1,826
Arkansas (2.1%)
1,145	Springdale Sales & Use Rev., Ser. 2012, 3.00%, due 11/1/21	1,170
2,000	Springdale Sales & Use Rev., Ser. 2013, 5.00%, due 7/1/22	2,180
		3,350
California (9.7%)
675	Acalanes Union High Sch. Dist. G.O. Ref. Rev., Ser. 2012, 4.00%, due 8/1/22	754
2,000	California G.O. Ref., Ser. 2013, 5.00%, due 11/1/25	2,276	Ø
2,055	California Statewide Communities Dev. Au. PCR (So. California Edison Co.), Ser. 2006, 1.90%, due 4/1/28 Putable 4/1/20	1,998	µß
795	Inglewood Pub. Fin. Au. Lease Ref. Rev., Ser. 2012, 5.00%, due 8/1/16	819
1,500	Irvine Imp. Bond Act 1915 Ltd. Oblig. (Spec. Assessment Dist. Number 12-1), Ser. 2012, 3.00%, due 9/2/16	1,560
200	Mountain View-Whisman Sch. Dist. G.O. (Election 2012), Ser. 2013-A, 4.00%, due 9/1/27	207
300	Mountain View-Whisman Sch. Dist. G.O. (Election 2012), Ser. 2013-A, 4.00%, due 9/1/28	307
705	Oakland G.O. Ref., Ser. 2012, 5.00%, due 1/15/20	804
500	Orange Co. Trans. Au. Toll Road Sr. Lien Rev. (91 Express Lanes), Ser. 2013, 5.00%, due 8/15/21	588
625	Oxnard Harbor Dist. Rev., Ser. 2011-B, 4.50%, due 8/1/24	627
900	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,008
705	San Diego Pub. Fac. Fin. Au. Lease Ref. Rev. (Ballpark), Ser. 2007-A, (AMBAC Insured), 5.25%, due 2/15/21	762	ñ
1,500	San Francisco City & Co. Pub. Utils. Commission Wtr. Ref. Rev., Ser. 2011-D, 5.00%, due 11/1/24	1,731
740	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2012-B, 0.00%, due 8/1/26	427
645	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2012-B, 0.00%, due 8/1/27	350
440	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.), Ser. 2013, (BAM Insured), 2.63%, due 6/1/21	433
1,000	St. Helena Unified Sch. Dist. G.O. Cap. Appreciation (Election 2012), Ser. 2013-A, 0.00%, due 8/1/27	643	[b]
		15,294
Colorado (2.3%)
1,000	Commerce City No. Infrastructure Gen. Imp. Dist. G.O., Ser. 2013, (AGM Insured), 5.00%, due 12/1/24	1,131
730	Denver City & Co. Cert. of Participation (Wastewater/Rosyn Properties), Ser. 2010-B, 3.00%, due 12/1/16	772	ØØ
275	No. Colorado Wtr. Conservancy Dist. Cert. of Participation, Ser. 2012, 4.00%, due 7/1/18	302
450	No. Colorado Wtr. Conservancy Dist. Cert. of Participation, Ser. 2012, 4.00%, due 7/1/19	492
475	No. Colorado Wtr. Conservancy Dist. Cert. of Participation, Ser. 2012, 3.00%, due 7/1/20	485
500	Westminster Cert. of Participation Ref., Ser. 2013, 4.00%, due 12/1/25	516
		3,698
District of Columbia (2.0%)
355	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-A, 4.00%, due 10/1/19	384	ß
460	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-A, 5.00%, due 10/1/21	521	ß
350	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-A, 5.00%, due 10/1/22	396	ß
1,000	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-B, 5.00%, due 10/1/22	1,123	ß

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†
(000's omitted)		(000's omitted)[z]
$505	Dist. of Columbia Rev. (Friendship Pub. Charter Sch.), Ser. 2012, 2.15%, due 6/1/15	$499	ß
165	Dist. of Columbia Univ. Ref. Rev. (Georgetown Univ.), Ser. 2009-A, 5.00%, due 4/1/21	182	ß
		3,105
Florida (10.1%)
1,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/26	1,075
2,300	Collier Co. Gas Tax Ref. Rev., Ser. 2012, 5.00%, due 6/1/16	2,511	ØØ
1,495	Florida St. Muni. Loan Council Rev., Ser. 2012, (AGM Insured), 4.00%, due 5/1/19	1,627	ØØ
1,420	Gulf Breeze Rev. (Local Gov't), Ser. 1985, 1.70%, due 12/1/20 Putable 12/1/17	1,442	µØØ
900	JEA Elec. Sys. Rev., Ser. 2013-A, 5.00%, due 10/1/29	966
1,000	Miami-Dade Co. Sch. Board Cert. of Participation, Ser. 2012-A, 5.00%, due 8/1/22	1,141
1,000	Palm Beach Co. G.O. Ref. (Rec. & Cultural Facs.), Ser. 2010, 5.00%, due 7/1/20	1,192
750	Palm Beach Co. Solid Waste Au. Rev., Ser. 2002-B, (AMBAC Insured), 0.00%, due 10/1/15	733
1,255	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/22	1,350	ß
1,580	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/23	1,682	ß
2,000	Space Coast Infrastructure Agcy. Imp. Rev. (I-95 Brevard Co. DBF Proj.), Ser. 2012, 4.00%, due 6/15/17	2,117	ØØ
		15,836
Georgia (3.0%)
1,000	Bartow Co. Dev. Au. Rev. (GA Pwr. Co. Plant Bowen), Ser. 1997, 2.38%, due 9/1/29 Putable 8/10/17	1,005	µß
1,645	Bulloch Co. Dev. Au. Std. Hsg. Rev. Ref. (Georgia So. Univ. Hsg. Foundation One LLC), Ser. 2012, (AGM Insured), 5.00%, due 8/1/22	1,860	ß
510	Georgia St. G.O. Ref., Ser. 2013-C, 4.00%, due 10/1/22	577
1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/25	1,215
		4,657
Illinois (7.6%)
2,000	Chicago G.O., Ser. 2010-A, 5.00%, due 12/1/15	2,135
1,000	Chicago O'Hare Int'l Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/17	1,134
1,165	Chicago Park Dist. G.O., Ser. 2011-C, 5.00%, due 1/1/24	1,257
1,400	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27 Pre-Refunded 12/1/20	1,714
200	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27	209
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim), Ser. 2013-C, 5.35%, due 12/1/29	1,018
1,195	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim), Ser. 2013-C, 5.63%, due 12/1/32	1,215
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/30 Pre-Refunded 12/1/21	1,219
750	Dekalb Kane LaSalle Cos. Comm. College Dist. Number 523 G.O. Cap. Appreciation, Ser. 2011-B, 0.00%, due 2/1/25	444
1,500	Illinois St. G.O. Ref., Ser. 2010, (AGM Insured), 5.00%, due 1/1/15	1,570
		11,915
Indiana (5.2%)
1,000	Boone Co. Hosp. Assoc. Lease Rev., Ser. 2005, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/10/17	1,069
500	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-A, 5.00%, due 6/1/32	471	ß
2,225	Indiana St. Fin. Au. Env. Rev. (So. Indiana Gas & Elec. Co.), Ser. 2013-E, 1.95%, due 5/1/37 Putable 9/14/17	2,249	µß

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†
(000's omitted)		(000's omitted)[z]
$1,615	Indiana St. Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2009-A1, 5.00%, due 2/1/21	$1,874
940	Indiana St. Muni. Pwr. Agcy. Ref. Rev., Ser. 2010-B, 5.00%, due 1/1/22	1,074
1,280	Indiana St. Muni. Pwr. Agcy. Rev., Ser. 2011-A, 5.00%, due 1/1/18	1,481
		8,218
Kansas (0.5%)
720	Olathe Hlth. Facs. Rev. (Med. Ctr.), Ser. 2012-A, 3.00%, due 9/1/16	758	ß
Louisiana (2.3%)
1,280	Louisiana St. Local Gov't Env. Facs. & Comm. Dev. Au. Rev. (Plaquemines Proj.), Ser. 2012, (AGM Insured), 4.00%, due 9/1/21	1,362
800	Louisiana St. Pub. Facs. Au. Rev. (Air Prods. & Chemicals, Inc. Proj.), Ser. 2008-C, 0.05%, due 12/1/43	800	µß
795	Monroe Sales & Use Tax Ref. Rev., Ser. 2012, 4.00%, due 7/1/23	823
570	Terrebonne Parish LA Hosp. Svc. Dist. Number 1 Hosp. Ref. Rev. (Gen. Med. Ctr. Proj.), Ser. 2010, 4.00%, due 4/1/15	596
		3,581
Maryland (0.6%)
1,000	Maryland St. G.O. (St. & Local Facs. Loan), Ser. 2012-B, 3.00%, due 3/15/23	1,028
Massachusetts (1.2%)
260	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/34	290
500	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Berklee College of Music), Ser. 2007-A, 5.00%, due 10/1/15	540	ß
995	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Northeastern Univ.), Ser. 2008-T3, 2.70%, due 10/1/37 Putable 2/20/14	1,001	µß
		1,831
Michigan (2.6%)
350	Forest Hills Pub. Schs. G.O. Ref., Ser. 2005, (AGM Insured), 5.00%, due 5/1/21	369
1,300	L'Anse Creuse Pub. Sch. G.O. (Sch. Bldg. & Site), Ser. 2008, (LOC: JPMorgan Chase Bank N.A.), 0.12%, due 5/1/35	1,300	µ
1,500	Lakewood Pub. Schs. G.O. (Putters), Ser. 2008-2624Z, (LOC: JPMorgan Chase Bank N.A.), 0.09%, due 5/1/29	1,500	µ
900	Michigan St. Hosp. Fin. Au. Rev. (Ascension Hlth. Credit Group), Ser. 2010-F4, 1.95%, due 11/15/47 Putable 4/1/20	859	µß
		4,028
Minnesota (0.6%)
755	Willmar G.O. Ref. (Rice Mem. Hosp. Proj.), Ser. 2012-A, 5.00%, due 2/1/19	886
Mississippi (2.5%)
1,330	Lamar Co. Sch. Dist. Ref. G.O., Ser. 2013, 2.63%, due 6/1/19	1,378
1,045	Mississippi Dev. Bank Spec. Oblig. (Dept. Corrections), Ser. 2010-D, 5.00%, due 8/1/22	1,167
1,250	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/27	1,396
		3,941

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†
(000's omitted)		(000's omitted)[z]
Missouri (0.4%)
$750	Missouri St. Dev. Fin. Board Infrastructure Facs. Rev. (St. Joseph Swr. Sys. Imp.), Ser. 2012-C, 3.25%, due 11/1/24	$691
Nebraska (0.3%)
370	Omaha Pub. Fac. Corp. Lease Rev. (Baseball Stadium Proj.), Ser. 2009, 5.00%, due 6/1/22	421
Nevada (0.5%)
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	811
New Jersey (7.2%)
305	Harrison G.O., Ser. 2012-A, 5.00%, due 4/15/18	345
625	Hudson Co. Correctional Fac. Cert. of Participation, Ser. 2013, (AGM Insured), 3.00%, due 12/1/21	618
900	Jersey City G.O. Ref., Ser. 2012, (AGM Insured), 4.00%, due 9/1/19	977
755	Morristown Parking Au. Rev., Ser. 2011, 4.00%, due 8/1/18	820
1,000	New Jersey Econ. Dev. Au. Rev. (Sch. Fac. Construction), Ser. 2010-DD1, 5.00%, due 12/15/18	1,172
2,000	New Jersey Hlth. Care Fac. Fin. Au. Dept. Human Svc. Rev. (Greystone Park Psychiatric Hosp. Proj.), Ser. 2013-B, 5.00%, due 9/15/20	2,282
1,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,180
2,000	New Jersey Trans. Trust Fund Au., Ser. 2006-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/15/21	2,344
360	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 3.00%, due 6/15/20	375
370	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 3.00%, due 6/15/21	379
375	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 4.00%, due 6/15/22	407
395	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 4.00%, due 6/15/23	426
		11,325
New Mexico (0.5%)
750	Albuquerque Muni. Sch. Dist. Number 012 (Sch. Bldg.) G.O., Ser. 2008-B, 4.50%, due 8/1/19	811
New York (6.9%)
1,630	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/22	1,769
1,850	New York G.O., Ser. 2011-I1, 5.00%, due 8/1/18	2,176	ØØ
1,500	New York St. Dorm. Au. Rev. (St. Personal Income Tax), Ser. 2012-D, 3.00%, due 2/15/21	1,579
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	2,187
1,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	1,115
50	New York St. Urban Dev. Corp. Ref. Rev. (Correctional Facs.), Ser. 1994-A, (AGM Insured), 5.50%, due 1/1/14	50
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19	885
1,000	Port Au. New York & New Jersey Rev. (One Hundred Fifty-Third), Ser. 2008, 4.50%, due 7/15/27	1,062
		10,823
North Carolina (1.7%)
1,500	North Carolina Muni. Pwr. Agcy. Number 1 Rev. (Catawba Elec.), Ser. 2012-A, 3.00%, due 1/1/16	1,580
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	768
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20	331	ß
		2,679

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†
(000's omitted)		(000's omitted)[z]
Ohio (2.3%)
$2,000	Kent St. Univ. Rev. Gen. Receipts, Ser. 2012-A, 3.50%, due 5/1/27	$1,894
450	Lorain G.O., Ser. 2013, (AGM Insured), 3.63%, due 12/1/25	442
900	Lorain G.O., Ser. 2013, (AGM Insured), 3.88%, due 12/1/27	878
400	Lorain G.O., Ser. 2013, (AGM Insured), 4.00%, due 12/1/29	387
		3,601
Oregon (0.4%)
595	Oregon St. Hsg. & Comm. Svc. Dept. Mtge. Rev. (Single Family Mtge. Prog.), Ser. 2005-D, 4.40%, due 7/1/19	608
Pennsylvania (3.0%)
1,000	Norristown Area Sch. Dist. Cert. of Participation (Installment Purchase), Ser. 2012, 4.50%, due 4/1/27	969
1,285	Pennsylvania St. HFA Single Family Mtge. Rev., Ser. 2010-109, 2.45%, due 4/1/16	1,316
340	Pennsylvania St. Pub. Sch. Bldg. Au. College Rev. (Montgomery Co. Comm. College), Ser. 2008, (AGM Insured), 5.00%, due 5/1/21	375	ß
1,870	Philadelphia G.O. Ref., Ser. 2007-A, (AGM Insured), 5.00%, due 8/1/18	2,093
		4,753
Puerto Rico (0.9%)
500	Puerto Rico Elec. Pwr. Au. Rev., Ser. 2010-XX, 5.25%, due 7/1/27	378
500	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Fin. Au. Ref. Rev. (Int'l American Univ. Proj.), Ser. 2012, 4.00%, due 10/1/14	507	ß
600	Puerto Rico Pub. Bldg. Au. Rev. (Unrefunded Bal. Gov't Fac.), Ser. 2002-C, 5.75%, due 7/1/20	500
		1,385
Rhode Island (2.4%)
1,250	Cranston G.O., Ser. 2012-B, 3.00%, due 7/1/16	1,293
1,125	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Providence Pub. Sch. Prog.), Ser. 2013-A, 5.00%, due 5/15/22	1,238	ßØ
1,200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/19	1,268
		3,799
South Carolina (4.0%)
870	Charleston Co. G.O. (Cap. Imp. Plan), Ser. 2011, 5.00%, due 11/1/18	1,033
1,140	Rock Hill Ltd. Oblig. Rev. (Hosp. Fee Pledge), Ser. 2013, 5.00%, due 4/1/22	1,305
1,195	Rock Hill Ltd. Oblig. Rev. (Hosp. Fee Pledge), Ser. 2013, 5.00%, due 4/1/23	1,362
2,335	South Carolina St. Pub. Svc. Au. Ref. Rev. (Santee Cooperative), Ser. 2012-A, 4.00%, due 12/1/20	2,607	ØØ
		6,307
Tennessee (3.0%)
1,750	Memphis Ref. G.O. (Gen. Imp.), Ser. 2011, 5.00%, due 5/1/24	2,020
1,000	Metro. Gov't Nashville & Davidson Co. Hlth. & Ed. Fac. Board, Ser. 2012, 5.00%, due 11/1/26	1,027	ß
1,600	Metro. Nashville Arpt. Au. Ref. Rev. Imp., Ser. 2010-B, (AGM Insured), 4.00%, due 7/1/15	1,676
		4,723

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†
(000's omitted)		(000's omitted)[z]
Texas (9.4%)
$1,000	Alamo Comm. College Dist. G.O. (Maintenance Tax Notes), Ser. 2011, 4.00%, due 2/15/20	$1,124
750	Brownsville G.O., Ser. 2011-A, 4.00%, due 2/15/18	833
705	Brownsville G.O., Ser. 2011-A, 4.00%, due 2/15/20	779
1,085	Dallas Co. Sch. G.O. (Pub. Prop. Fin. Contractual Oblig.), Ser. 2012-A, 4.00%, due 12/1/18	1,219
460	Dallas Fort Worth Int'l Arpt. Ref. Rev., Ser. 2009-A, 5.00%, due 11/1/24	492
420	El Paso Independent Sch. Dist. Ref. G.O., Ser. 2011, 4.00%, due 8/15/26	438
250	Grapevine Combination Tax & Tax Increment Reinvestment Zone Rev. Cert. of Oblig. G.O., Ser. 2000, (National Public Finance Guarantee Corp. Insured), 5.63%, due 8/15/15	251
500	Gulf Coast Waste Disp. Au. Rev. (Bayport Area Sys.), Ser. 2013, (AGM Insured), 3.00%, due 10/1/25	447
500	Gulf Coast Waste Disp. Au. Rev. (Bayport Area Sys.), Ser. 2013, (AGM Insured), 3.00%, due 10/1/26	434
225	Harris Co. Cultural Ed. Fac. Fin. Corp. Rev. (Methodist Hosp. Sys.), Ser. 2008-B, 5.25%, due 12/1/17	261	ß
300	Harris-Montgomery Cos. Muni. Utils. (Dist. Number 386) G.O., Ser. 2012, (AGM Insured), 3.00%, due 9/1/24	276
1,110	Houston Hotel Occupancy Tax & Spec. Ref. Rev. (Convention & Entertainment Facs.), Ser. 2012, 5.00%, due 9/1/28	1,112
1,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24	1,262
2,000	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 2/15/33	2,223
800	Port of Port Arthur Navigation Dist. Rev. (Motiva Enterprises Proj.), Ser. 2010-A, 0.09%, due 4/1/40	800	µß
375	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/17	405
555	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/18	602
1,000	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/20	1,105
415	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/17	467
245	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/18	279
		14,809
Utah (0.8%)
200	Murray City Hosp. Rev. (IHC Hlth. Svcs., Inc.), Ser. 2005-C, (LOC: Northern Trust Co.), 0.08%, due 5/15/37	200	µß
1,000	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/28	1,088
		1,288
Virginia (3.2%)
1,200	Newport News Ref. G.O., Ser. 2011-B, 4.00%, due 7/1/19	1,348
2,000	Virginia Commonwealth Trans. Board Rev. (Cap. Proj.), Ser. 2011, 4.00%, due 5/15/29	2,018
1,690	Virginia St. Hsg. Dev. Au. Homeownership Mtge. Rev., Ser. 2010-B, 2.10%, due 9/1/15	1,723
		5,089
Washington (0.5%)
795	Washington St. Ref. G.O. (Var. Purp.), Ser. 2010-R-2011B, 4.00%, due 7/1/26	832
	Total Investments (100.9%) (Cost $157,310)	158,707	##
	Liabilities, less cash, receivables and other assets [(0.9%)]	(1,421)
	Total Net Assets (100.0%)	$157,286

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman New York Municipal Income Fund

PRINCIPAL AMOUNT	SECURITY	VALUE†
(000's omitted)		(000's omitted)[z]
Municipal Notes (98.6%)
New York (97.8%)
$1,425	Addison Central Sch. Dist. Ref. G.O., Ser. 2012, 5.00%, due 6/1/19	$1,658
2,000	Brookhaven G.O. (Pub. Imp.), Ser. 2013-A, 3.00%, due 9/15/27	1,853
1,360	Cayuga Co. G.O., Ser. 2013-A, (BAM Insured), 2.50%, due 2/1/23	1,287
1,380	Cayuga Co. G.O., Ser. 2013-A, (BAM Insured), 2.75%, due 2/1/26	1,239
385	East Moriches Union Free Sch. Dist. Ref. G.O., Ser. 2012, (AGM Insured), 3.00%, due 7/1/19	403
2,000	Erie Co. IDA Sch. Fac. Rev. (City Sch. Dist. Buffalo Proj.), Ser. 2007-A, (AGM Insured), 5.75%, due 5/1/25	2,225
295	Genesee Valley Central Sch. Dist. Ref. G.O. (Sch. Dist. at Angelica-Belmont), Ser. 2012, (AGM Insured), 4.00%, due 6/15/15	309
1,000	Hudson Yards Infrastructure Corp. Rev., Ser. 2011-A, 5.75%, due 2/15/47	1,058
750	Ithaca Ref. G.O., Ser. 2012-A, 3.00%, due 1/15/16	783
250	Ithaca Ref. G.O., Ser. 2012-B, 3.00%, due 8/1/15	260
1,310	Jamestown City Sch. Dist. Ref. G.O., Ser. 2012, 4.00%, due 11/1/19	1,439
335	Johnson City Central Sch. Dist. Ref. G.O., Ser. 2012, (AGM Insured), 5.00%, due 6/15/22	381
400	Johnson City Central Sch. Dist. Ref. G.O., Ser. 2012, (AGM Insured), 5.00%, due 6/15/26	442
500	Long Island Pwr. Au. Rev., Ser. 2008-A, 6.00%, due 5/1/33	559
1,500	Metropolitan Trans. Au. Rev., Ser. 2008-C, 6.50%, due 11/15/28	1,779
1,250	Metropolitan Trans. Au. Rev., Ser. 2013-A, 5.00%, due 11/15/27	1,361
400	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A, 4.13%, due 10/1/27	361	ß
350	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/17	384
475	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/18	528
350	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/19	392
480	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/20	534
165	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 4.40%, due 5/1/14	167
330	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 4.45%, due 11/1/14	339
340	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 4.60%, due 5/1/15	355
1,000	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 6.75%, due 11/1/33	1,125
1,125	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 2012-GG, 5.00%, due 6/15/17	1,227
325	New York City Trust for Cultural Resources Rev. (Juilliard Sch.), Ser. 2009-B, 1.35%, due 1/1/36 Putable 8/1/17	328	µß
1,120	New York St. Bridge Au. Rev., Ser. 2012, 4.00%, due 1/1/22	1,241
3,540	New York St. Dorm. Au. Rev. (Spec. Active Sch. Dist. Prog.), Ser. 1995, (National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/19	3,553
1,140	New York St. Dorm. Au. Rev. (Upstate Comm. Colleges), Ser. 2004, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/15	1,177
130	New York St. Dorm. Au. Rev. Non St. Supported Debt (Catholic Hlth. Sys. Oblig. Group), Ser. 2012-A, 2.00%, due 7/1/14	130	ß
300	New York St. Dorm. Au. Rev. Non St. Supported Debt (Catholic Hlth. Sys. Oblig. Group), Ser. 2012-A, 3.00%, due 7/1/16	302	ß
745	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013, 4.50%, due 7/1/24	774	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Hosp. Spec. Surgery), Ser. 2009, (FHA Insured), 6.00%, due 8/15/38	560	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mem. Sloan-Kettering), Ser. 2012-1, 5.00%, due 7/1/20	587	ß
1,150	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mem. Sloan-Kettering), Ser. 2012-1, 4.00%, due 7/1/22	1,264	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Muni. Hlth. Fac. Lease), Ser. 2001, 5.00%, due 1/15/18	2,296
150	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2009-B, 4.25%, due 5/1/39	139	ß
200	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 5.00%, due 5/1/22	226	ß

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman New York Municipal Income Fund (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†
(000's omitted)		(000's omitted)[z]
$100	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Lawrence Lewis), Ser. 2007, (AGM Insured), 4.00%, due 8/15/18	$107	ß
110	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Lawrence Lewis), Ser. 2007, (AGM Insured), 4.13%, due 8/15/20	115	ß
100	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Lawrence Lewis), Ser. 2007, (AGM Insured), 4.25%, due 8/15/21	105	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	547
2,305	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Rochester), Ser. 2007-A1, 5.00%, due 7/1/19	2,557	ß
3,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev. Ref. (Gen. Purp. Bonds), Ser. 2012-A, 5.00%, due 12/15/29	3,309
1,500	New York St. Dorm. Au. Rev. St. Supported Debt (City Univ. Cons. 5th), Ser. 2008-E, 6.13%, due 1/1/31	1,678
1,000	New York St. Dorm. Au. Rev. St. Supported Debt (Dept. Ed.), Ser. 2006-A, 5.00%, due 7/1/18	1,096
2,500	New York St. Dorm. Au. Rev. St. Supported Debt (Mental. Hlth. Svcs. Fac. Imp.), Ser. 2005-A, (AMBAC Insured), 5.00%, due 2/15/19	2,626
1,500	New York St. Dorm. Au. Rev. St. Supported Debt (Mental. Hlth. Svcs. Fac. Imp.), Ser. 2008-F, 6.25%, due 2/15/31	1,678
2,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	2,229
500	New York St. Env. Fac. Corp. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2004-A, 2.75%, due 7/1/17	504	ß
1,500	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking Rev. Revolving Fund Muni. Wtr. Fin. Auth. Proj.), Ser. 2012-D, 5.00%, due 6/15/24	1,762
1,000	New York St. Env. Facs. Corp. Rev. (United Wtr. New Rochelle), Ser. 2010-A, 4.88%, due 9/1/40	982	ß
2,000	New York St. G.O., Ser. 2008-E-1, 6.25%, due 10/15/28	2,344
905	New York St. G.O., Ser. 2013-G, 5.00%, due 8/1/21	1,065
350	North Syracuse Central Sch. Dist. Ref. G.O., Ser. 2012-B, 5.00%, due 6/15/19	405
300	North Syracuse Central Sch. Dist. Ref. G.O., Ser. 2012-B, 5.00%, due 6/15/21	350
1,000	Oneida Co. Ref. G.O. (Pub. Imp.), Ser. 2013, 5.00%, due 4/1/20	1,155
735	Orange Co. Funding Corp. Rev. (Mount St. Mary College), Ser. 2012-B, 4.00%, due 7/1/23	765	ß
695	Orange Co. Funding Corp. Rev. (Mount St. Mary College), Ser. 2012-B, 4.00%, due 7/1/24	715	ß
500	Smithtown Central Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 10/15/21	590
670	Smithtown Central Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 10/15/23	798
1,000	St. Lawrence Co. IDA Civic Dev. Corp. Rev. (St. Lawrence Univ. Proj.), Ser. 2012, 5.00%, due 7/1/26	1,114	ß
310	Triborough Bridge & Tunnel Au. Rev. Ref., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/15/22	311
1,205	Triborough Bridge & Tunnel Au. Rev. Ref., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/15/23	1,209
1,500	Triborough Bridge & Tunnel Au. Rev. Ref., Ser. 2013-A, 5.00%, due 11/15/27	1,658
		66,799
Puerto Rico (0.8%)
700	Puerto Rico Elec. Pwr. Au. Rev., Ser. 2010-XX, 5.25%, due 7/1/27	528
	Total Investments (98.6%) (Cost $66,509)	67,327	##
	Cash, receivables and other assets, less liabilities (1.4%)	947
	Total Net Assets (100.0%)	$68,274

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (11.2%)
$1,275	U.S. Treasury Notes, 0.25%, due 11/30/14	$1,276
1,965	U.S. Treasury Notes, 0.63%, due 8/15/16	1,970
2,400	U.S. Treasury Notes, 0.88%, due 9/15/16	2,422
1,400	U.S. Treasury Notes, 0.50%, due 10/15/16	1,403
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $7,051)	7,071
Mortgage-Backed Securities (32.6%)
Adjustable Mixed Balance (3.1%)
779	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.62%, due 5/25/34	771	µ
1,192	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.61%, due 11/25/35	1,109	µ
108	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.30%, due 6/19/34	102	µ
		1,982
Commercial Mortgage-Backed (17.1%)
450	Banc of America Commercial Mortgage, Inc., Ser. 2005-2, Class A5, 4.86%, due 7/10/43	471
690	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	696
85	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.33%, due 1/15/46	86	µ
1,025	Commercial Mortgage Pass-Through Certificates, Ser. 2003-LB1A, Class C, 4.23%, due 6/10/38	1,025
637	Credit Suisse Commercial Mortgage Trust, Ser. 2006-C3, Class A3, 5.79%, due 6/15/38	697	µ
54	Credit Suisse Commercial Mortgage Trust, Ser. 2007-C2, Class A2, 5.45%, due 1/15/49	54
555	GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class AAB, 4.70%, due 12/10/41	558
1,500	GS Mortgage Securities Trust, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	1,625
477	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2011-C3, Class A1, 1.87%, due 2/15/46	479	ñ
1,726	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	1,734
409	Morgan Stanley Capital I Trust, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	416	ñ
71	Morgan Stanley Capital I Trust, Ser. 2011-C3, Class A1, 2.18%, due 7/15/49	71
1,060	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Class A7, 5.12%, due 7/15/42	1,123
9	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3, 5.31%, due 12/15/44	9	µ
1,247	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	1,336
436	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	442	ñ
		10,822
Mortgage-Backed Non-Agency (3.1%)
437	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	467	ñ
1,172	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	1,260	ñ
244	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	260	ñ
		1,987
Fannie Mae (4.7%)
902	Pass-Through Certificates, 3.50%, due 10/1/25	953
1,415	Pass-Through Certificates, 3.00%, due 9/1/27	1,471
486	Pass-Through Certificates, 4.50%, due 4/1/39	519
		2,943

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Freddie Mac (4.6%)
$2	ARM Certificates, 1.75%, due 1/1/17	$2	µ
886	Pass-Through Certificates, 3.50%, due 5/1/26	932
1,201	Pass-Through Certificates, 3.00%, due 1/1/27	1,245
714	Pass-Through Certificates, 4.50%, due 11/1/39	762
		2,941
	Total Mortgage-Backed Securities (Cost $20,906)	20,675
Corporate Debt Securities (42.8%)
Auto Manufacturers (1.8%)
590	Daimler Finance N.A. LLC, Guaranteed Notes, 1.65%, due 4/10/15	597	ñ
525	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 2/17/15	529
		1,126
Banks (14.3%)
305	American Express Centurion Bank, Senior Unsecured Notes, 0.88%, due 11/13/15	306
360	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.63%, due 3/17/16	380
835	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	854
395	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 1.60%, due 11/23/15	399
1,670	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.88%, due 3/20/15	1,697
745	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, 6.00%, due 5/13/14	766
155	Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	156
1,330	Royal Bank of Canada, Senior Unsecured Global Medium-Term Notes, 1.45%, due 10/30/14	1,345
470	Sumitomo Mitsui Banking Corp., Bank Guaranteed Notes, 0.90%, due 1/18/16	469
1,265	Wells Fargo & Co., Senior Unsecured Notes, 1.50%, due 7/1/15	1,283
555	Westpac Banking Corp., Senior Unsecured Notes, 1.85%, due 12/9/13	556
820	Westpac Banking Corp., Senior Unsecured Notes, 1.13%, due 9/25/15	828
		9,039
Beverages (2.3%)
1,390	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 0.80%, due 1/15/16	1,392
80	Heineken NV, Senior Unsecured Notes, 0.80%, due 10/1/15	80	ñ
		1,472
Commercial Services (0.8%)
405	ERAC USA Finance LLC, Guaranteed Notes, 2.25%, due 1/10/14	406	ñ
90	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	90	ñ
		496
Computers (2.9%)
425	Hewlett-Packard Co., Senior Unsecured Notes, 2.20%, due 12/1/15	432
1,400	IBM Corp., Senior Unsecured Notes, 0.88%, due 10/31/14	1,408
		1,840
Diversified Financial Services (5.1%)
540	American Honda Finance Corp., Unsecured Notes, 1.00%, due 8/11/15	543	ñ
405	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	417
455	General Electric Capital Corp., Senior Unsecured Notes, 2.15%, due 1/9/15	464

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$530	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 1/8/16	$532
390	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, 1.50%, due 7/12/16	395
415	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	416	ñ
490	John Deere Capital Corp., Senior Unsecured Notes, 0.88%, due 4/17/15	493
		3,260
Food (0.6%)
170	Kraft Foods Group, Inc., Senior Unsecured Notes, 1.63%, due 6/4/15	173
215	WM Wrigley Jr. Co., Senior Unsecured Notes, 1.40%, due 10/21/16	216	ñ
		389
Insurance (0.4%)
250	Berkshire Hathaway Finance Corp., Guaranteed Notes, 0.95%, due 8/15/16	251
Internet (0.6%)
405	Amazon.com, Inc., Senior Unsecured Notes, 0.65%, due 11/27/15	404
Machinery - Construction & Mining (1.3%)
510	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 1.65%, due 4/1/14	513
280	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 1.13%, due 12/15/14	282
		795
Media (2.9%)
995	DIRECTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	1,032
800	NBC Universal Media LLC, Guaranteed Notes, 2.10%, due 4/1/14	805
		1,837
Mining (0.9%)
360	BHP Billiton Finance USA Ltd., Guaranteed Notes, 1.13%, due 11/21/14	363
240	Rio Tinto Finance USA PLC, Guaranteed Notes, 1.38%, due 6/17/16	242
		605
Oil & Gas (1.7%)
665	BP Capital Markets PLC, Guaranteed Notes, 1.70%, due 12/5/14	674
200	CNOOC Finance 2013 Ltd., Guaranteed Notes, 1.13%, due 5/9/16	199
190	Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	190
		1,063
Pharmaceuticals (4.3%)
1,050	AbbVie, Inc., Senior Unsecured Notes, 1.20%, due 11/6/15	1,058
415	Express Scripts Holding Co., Guaranteed Notes, 2.10%, due 2/12/15	422
165	McKesson Corp., Senior Unsecured Notes, 0.95%, due 12/4/15	165
300	Mylan, Inc., Guaranteed Notes, 1.80%, due 6/24/16	302	ñ
675	Novartis Capital Corp., Guaranteed Notes, 2.90%, due 4/24/15	700
75	Zoetis, Inc., Senior Unsecured Notes, 1.15%, due 2/1/16	75
		2,722
See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Pipelines (0.7%)
$215	Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	$216
240	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.88%, due 3/2/15	241
		457
Real Estate Investment Trusts (0.3%)
185	Ventas Realty L.P., Guaranteed Notes, 1.55%, due 9/26/16	186
Retail (1.0%)
625	Home Depot, Inc., Senior Unsecured Notes, 5.25%, due 12/16/13	628
Telecommunications (0.9%)
525	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, due 9/15/16	545
	Total Corporate Debt Securities (Cost $26,833)	27,115
Asset-Backed Securities (11.6%)
2,075	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.41%, due 5/15/20	2,064	µ
1,200	Citibank Credit Card Issuance Trust, Ser. 2013-A1, Class A1, 0.27%, due 4/24/17	1,199	µ
128	Hyundai Auto Receivables Trust, Ser. 2011-A, Class A3, 1.16%, due 4/15/15	128
474	Mercedes-Benz Auto Receivables Trust, Ser. 2012-1, Class A2, 0.37%, due 3/16/15	474
109	Mercedes-Benz Auto Receivables Trust, Ser. 2011-1, Class A3, 0.85%, due 3/16/15	109
213	Nelnet Student Loan Trust, Ser. 2006-1, Class A4, 0.35%, due 11/23/22	212	µ
619	Nissan Auto Receivables Owner Trust, Ser. 2012-B, Class A2, 0.39%, due 4/15/15	619
591	SLM Student Loan Trust, Ser. 2004-5, Class A4, 0.39%, due 1/25/21	591	µ
1,273	SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.32%, due 4/25/23	1,268	µ
793	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.34%, due 6/25/36	704	µ
	Total Asset-Backed Securities (Cost $7,456)	7,368
NUMBER OF SHARES
Short-Term Investments (3.8%)
2,401,540	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $2,402)	2,402
	Total Investments (102.0%) (Cost $64,648)	64,631	##
	Liabilities, less cash, receivables and other assets [(2.0%)]	(1,268)
	Total Net Assets (100.0%)	$63,363

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Bank Loan Obligationsµ(10.1%)
Air Transport (0.2%)
$252	Delta Air Lines, Term Loan, 4.25%, due 4/20/17	$254
All Telecom (1.0%)
144	Cricket Communications, Inc., Term Loan B, 4.75%, due 10/10/19	144
409	Cricket Communications, Inc., Term Loan C, 4.75%, due 3/8/20	411
199	Integra Telecom, Term Loan B, 5.25%, due 2/22/19	201
255	Level 3 Financing Inc., Term Loan B, 4.00%, due 1/15/20	256
		1,012
Automotive (0.6%)
189	Chrysler Automotive, Term Loan B, 4.25%, due 5/24/17	191
399	Navistar, Inc., Term Loan B, 5.75%, due 8/17/17	407
		598
Building & Development (0.6%)
602	Realogy Corporation, Term Loan B, 4.50%, due 3/5/20	608
Business Equipment & Services (0.6%)
601	Kronos, First Lien Term Loan, 4.50%, due 10/30/19	604
Chemicals & Plastics (0.5%)
199	Dupont Performance Coatings, Term Loan B, 4.75%, due 2/1/20	201
268	PQ Corporation, Term Loan, 4.50%, due 8/7/17	270
		471
Electronics - Electrical (0.4%)
400	Ceridian Corp., Term Loan, 4.42%, due 5/9/17	402
Financial Intermediaries (0.8%)
255	First Data Corporation, Term Loan, 4.17%, due 3/24/17	255
620	First Data Corporation, Term Loan, 4.17%, due 3/23/18	620
		875
Food & Drug Retailers (0.4%)
380	Rite Aid Corp., Term Loan 6, 4.00%, due 2/21/20	383
55	Rite Aid Corp., Term Loan 2, 4.88%, due 6/21/21	56
		439
Leisure Goods - Activities - Movies (0.8%)
600	Scientific Games Corp., Term Loan, 4.25%, due 10/18/20	600
265	Warner Music Group, Term Loan B, 3.75%, due 7/1/20	265
		865

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Lodging & Casinos (2.2%)
$402	Centaur Acquisition, LLC, Second Lien Term Loan, 8.75%, due 2/20/20	$406
625	CityCenter, Term Loan B, 5.00%, due 10/16/20	630
635	Hilton Worldwide, Term Loan, 4.00%, due 10/26/20	639
617	Station Casinos, Term Loan B, 5.00%, due 3/2/20	622
		2,297
Nonferrous Metals - Minerals (0.5%)
353	Alpha Natural Resources, Term Loan B, 3.50%, due 5/22/20	337
233	Peabody Energy Corp., Term Loan, 4.25%, due 9/24/20	232
		569
Oil & Gas (0.8%)
825	Chesapeake Energy, Term Loan B, 5.75%, due 12/2/17	843
Radio & Television (0.4%)
206	Cumulus Media, First Lien Term Loan, 4.50%, due 9/17/18	207
204	Univision Communications Inc., Term Loan, 4.00%, due 3/1/20	204
		411
Retailers (except food & drug) (0.3%)
290	Sears Holding Corp., Term Loan, 5.50%, due 6/30/18	291
	Total Bank Loan Obligations (Cost $10,502)	10,539
Corporate Debt Securities (87.4%)
Aerospace & Defense (0.2%)
195	Bombardier, Inc., Senior Notes, 4.25%, due 1/15/16	203	ñ
Airlines (1.1%)
845	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	871	ñ
221	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	253
		1,124
Auto Loans (1.1%)
235	General Motors Financial Co., Inc., Guaranteed Notes, 2.75%, due 5/15/16	237	ñ
705	General Motors Financial Co., Inc., Guaranteed Notes, 4.75%, due 8/15/17	746	ñ
140	General Motors Financial Co., Inc., Guaranteed Notes, 3.25%, due 5/15/18	139	ñ
		1,122
Auto Parts & Equipment (0.4%)
390	Goodyear Tire & Rubber Co., Guaranteed Notes, 6.50%, due 3/1/21	412
Banking (3.0%)
620	Ally Financial, Inc., Guaranteed Notes, 4.63%, due 6/26/15	647
795	Ally Financial, Inc., Guaranteed Notes, 3.13%, due 1/15/16	809

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$1,180	Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	$1,275
400	Ally Financial, Inc., Guaranteed Notes, 4.75%, due 9/10/18	416
		3,147
Beverages (0.5%)
25	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	28
425	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 5/15/17	495
		523
Building & Construction (2.6%)
260	D.R. Horton, Inc., Guaranteed Notes, 3.63%, due 2/15/18	262
65	Lennar Corp., Guaranteed Notes, Ser. B, 5.60%, due 5/31/15	69
1,215	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	1,276
120	Ryland Group, Inc., Guaranteed Notes, 8.40%, due 5/15/17	140
505	Shea Homes L.P., Senior Secured Notes, 8.63%, due 5/15/19	559
280	Standard Pacific Corp., Guaranteed Notes, 10.75%, due 9/15/16	339
80	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 5/15/18	93
		2,738
Building Materials (1.6%)
220	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	245
175	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	186	ñ
230	USG Corp., Senior Unsecured Notes, 6.30%, due 11/15/16	246
925	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	1,006	ñ
		1,683
Chemicals (1.5%)
150	Ashland, Inc., Senior Unsecured Notes, 3.00%, due 3/15/16	153
515	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	570
450	Momentive Performance Materials, Inc., Senior Secured Notes, 8.88%, due 10/15/20	476
350	PQ Corp., Secured Notes, 8.75%, due 5/1/18	379	ñ
		1,578
Computer Hardware (0.3%)
310	Seagate HDD Cayman, Guaranteed Notes, 3.75%, due 11/15/18	310	ñ
Consumer - Commercial Lease Financing (5.9%)
644	AWAS Aviation Capital Ltd., Senior Secured Notes, 7.00%, due 10/17/16	669	ñ
80	CIT Group, Inc., Senior Unsecured Notes, 4.75%, due 2/15/15	83	ñ
1,220	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	1,311
960	CIT Group, Inc., Senior Unsecured Notes, 4.25%, due 8/15/17	1,007
325	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 5.65%, due 6/1/14	333
900	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	1,001
250	Int'l Lease Finance Corp., Senior Secured Notes, 6.75%, due 9/1/16	278	ñ
1,015	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	1,193
275	SLM Corp., Unsecured Medium-Term Notes, 5.50%, due 1/15/19	286
		6,161

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Department Stores (0.8%)
$830	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	$782
Electric - Generation (3.0%)
1,066	Calpine Corp., Senior Secured Notes, 7.88%, due 7/31/20	1,165	ñ
1,425	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	1,617
350	NRG Energy, Inc., Guaranteed Notes, 8.50%, due 6/15/19	377
		3,159
Electric - Integrated (0.4%)
365	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	402	ñ
Electronics (1.9%)
375	Amkor Technology, Inc., Guaranteed Notes, 7.38%, due 5/1/18	397
365	Ceridian Corp., Guaranteed Notes, 11.25%, due 11/15/15	367
200	Ceridian Corp., Senior Secured Notes, 8.88%, due 7/15/19	232	ñ
730	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	789	ñ
230	NXP BV Funding LLC, Guaranteed Notes, 3.50%, due 9/15/16	236	ñ
		2,021
Energy - Exploration & Production (7.4%)
765	Chesapeake Energy Corp., Guaranteed Notes, 3.25%, due 3/15/16	775
935	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	1,047
1,040	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	1,144
710	EP Energy LLC/EP Energy Finance, Inc., Senior Unsecured Notes, 9.38%, due 5/1/20	820
125	EP Energy LLC/Everest Acquisition Finance, Inc., Senior Secured Notes, 6.88%, due 5/1/19	134
585	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	566
1,785	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	1,901
740	SandRidge Energy, Inc., Guaranteed Notes, 8.75%, due 1/15/20	799
235	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, due 3/15/19	245
280	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 1/15/17	299
		7,730
Food & Drug Retailers (0.8%)
755	Rite Aid Corp., Senior Secured Notes, 8.00%, due 8/15/20	847
Gaming (3.9%)
635	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	668
370	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.38%, due 11/1/18	377	ñ
150	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.88%, due 11/1/20	151	ñ
1,130	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	1,269
385	MGM Resorts Int'l, Guaranteed Notes, 7.63%, due 1/15/17	438
70	Mohegan Tribal Gaming Authority, Secured Notes, 11.50%, due 11/1/17	78	ñ
225	Peninsula Gaming LLC, Guaranteed Notes, 8.38%, due 2/15/18	245	ñ
225	Seminole Indian Tribe of Florida, Senior Secured Notes, 7.75%, due 10/1/17	239	ñ
225	Station Casinos LLC, Guaranteed Notes, 7.50%, due 3/1/21	241
315	Wynn Las Vegas LLC, Unsecured Notes, 7.75%, due 8/15/20	355
		4,061

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Gas Distribution (3.4%)
$755	AmeriGas Partners L.P./AmeriGas Finance Corp., Senior Unsecured Notes, 6.25%, due 8/20/19	$808
525	El Paso Corp., Senior Secured Notes, 7.00%, due 6/15/17	593
380	Ferrellgas L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	399
81	Kinder Morgan Finance Co., Senior Secured Notes, 5.70%, due 1/5/16	87
320	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	346
295	Southern Star Central Corp., Senior Unsecured Notes, 6.75%, due 3/1/16	299
935	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.50%, due 10/1/18	1,004
		3,536
Health Facilities (4.5%)
450	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	468
350	CHS/Community Health Systems, Inc., Guaranteed Notes, 8.00%, due 11/15/19	379
210	DaVita HealthCare Partners, Inc., Guaranteed Notes, 6.63%, due 11/1/20	224
980	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	1,052
480	IASIS Healthcare LLC/IASIS Capital Corp., Guaranteed Notes, 8.38%, due 5/15/19	509
1,000	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 7.50%, due 2/15/20	1,095
465	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	509
260	Tenet Healthcare Corp., Senior Secured Notes, 6.00%, due 10/1/20	275	ñ
180	United Surgical Partners Int'l, Inc., Guaranteed Notes, 9.00%, due 4/1/20	202
		4,713
Health Services (1.2%)
465	Emergency Medical Services Corp., Guaranteed Notes, 8.13%, due 6/1/19	505
110	Healthcare Technology Intermediate, Inc., Senior Unsecured Notes, 7.38%, due 9/1/18	114	ñc
203	Service Corp. Int'l, Senior Unsecured Notes, 6.75%, due 4/1/15	216
387	Service Corp. Int'l, Senior Unsecured Notes, 6.75%, due 4/1/16	423
		1,258
Investments & Misc. Financial Services (1.9%)
1,920	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	2,014
Leisure (1.3%)
895	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	980
360	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 7.25%, due 6/15/16	406
		1,386
Machinery (1.6%)
875	Case New Holland, Inc., Guaranteed Notes, 7.88%, due 12/1/17	1,036
70	CNH Capital LLC, Guaranteed Notes, 3.88%, due 11/1/15	72
200	CNH Capital LLC, Guaranteed Notes, 6.25%, due 11/1/16	219
355	The Manitowoc Co., Inc., Guaranteed Notes, 9.50%, due 2/15/18	379
		1,706
Managed Care (0.4%)
360	MPH Intermediate Holding Co. 2, Senior Unsecured Notes, 8.38%, due 8/1/18	374	ñc

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Media - Broadcast (0.9%)
$415	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.50%, due 9/15/14	$409
440	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	474	ñ
		883
Media - Cable (5.9%)
400	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	423
365	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	399
885	CCO Holdings LLC, Guaranteed Notes, 7.38%, due 6/1/20	967
895	CSC Holdings, Inc., Senior Unsecured Notes, 7.88%, due 2/15/18	1,036
520	DISH DBS Corp., Guaranteed Notes, 4.25%, due 4/1/18	528
1,650	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	1,823
130	UPC Holding BV, Secured Notes, 9.88%, due 4/15/18	141	ñ
445	UPCB Finance III Ltd., Senior Secured Notes, 6.63%, due 7/1/20	475	ñ
305	Virgin Media Finance PLC, Guaranteed Notes, 8.38%, due 10/15/19	333
		6,125
Media - Services (1.0%)
245	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	261
170	Lamar Media Corp., Guaranteed Notes, 9.75%, due 4/1/14	176
565	Lamar Media Corp., Guaranteed Notes, 7.88%, due 4/15/18	602
		1,039
Medical Products (0.9%)
575	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.88%, due 7/15/17	650
210	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.50%, due 9/15/18	235	ñ
		885
Metals - Mining Excluding Steel (2.5%)
1,325	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	1,375	ñ
880	Peabody Energy Corp., Guaranteed Notes, 7.38%, due 11/1/16	990
190	Walter Energy, Inc., Senior Secured Notes, 9.50%, due 10/15/19	200	ñ
		2,565
Packaging (2.3%)
355	Berry Plastics Corp., Secured Notes, 9.50%, due 5/15/18	385
250	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	267
1,620	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	1,790
		2,442
Pharmaceuticals (2.7%)
245	Endo Pharmaceuticals Holdings, Inc., Guaranteed Notes, 7.00%, due 7/15/19	262
440	Jaguar Holding Co. II/Jaguar Merger Sub, Inc., Senior Unsecured Notes, 9.50%, due 12/1/19	494	ñ
300	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.50%, due 7/15/16	311	ñ
460	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	494	ñ
915	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.88%, due 12/1/18	978	ñ
245	Valeant Pharmaceuticals Int'l, Senior Unsecured Notes, 6.75%, due 8/15/18	268	ñ
		2,807

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Printing & Publishing (3.0%)
$250	Gannett Co., Inc., Guaranteed Notes, 6.38%, due 9/1/15	$271
615	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	661
215	Gannett Co., Inc., Guaranteed Notes, 5.13%, due 10/15/19	222	ñ
1,455	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 8.60%, due 8/15/16	1,691
264	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	298
		3,143
Software - Services (1.9%)
795	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	856	ñ
410	Sophia, L.P., Guaranteed Notes, 9.75%, due 1/15/19	447	ñ
310	SunGard Data Systems, Inc., Guaranteed Notes, 7.38%, due 11/15/18	328
331	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	358
		1,989
Specialty Retail (0.8%)
50	Limited Brands, Inc., Senior Unsecured Notes, 6.90%, due 7/15/17	57
295	Michaels FinCo Holdings LLC / Michaels FinCo, Inc., Senior Unsecured Notes, 7.50%, due 8/1/18	305	ñc
430	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 6.88%, due 11/15/19	475
		837
Steel Producers - Products (2.3%)
805	ArcelorMittal, Senior Unsecured Notes, 4.25%, due 2/25/15	829
365	ArcelorMittal, Senior Unsecured Notes, 4.25%, due 8/5/15	377
925	ArcelorMittal, Senior Unsecured Notes, 5.00%, due 2/25/17	977
185	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, due 8/15/19	201
		2,384
Support - Services (2.2%)
575	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Guaranteed Notes, 4.88%, due 11/15/17	599
370	Hertz Corp., Guaranteed Notes, 7.50%, due 10/15/18	401
670	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	745
55	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	54	ñ
445	ServiceMaster Co., Guaranteed Notes, 8.00%, due 2/15/20	456
		2,255
Telecom - Integrated Services (7.2%)
660	Frontier Communications Corp., Senior Unsecured Notes, 8.25%, due 4/15/17	763
970	Intelsat Jackson Holdings SA, Guaranteed Notes, 8.50%, due 11/1/19	1,065
195	Intelsat Luxembourg SA, Guaranteed Notes, 6.75%, due 6/1/18	205	ñ
620	Level 3 Financing, Inc., Guaranteed Notes, 10.00%, due 2/1/18	663
415	Level 3 Financing, Inc., Guaranteed Notes, 9.38%, due 4/1/19	464
655	Level 3 Financing, Inc., Guaranteed Notes, 8.13%, due 7/1/19	722
638	Qwest Communications Int'l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	662
685	Telesat Canada/Telesat LLC, Senior Unsecured Notes, 6.00%, due 5/15/17	716	ñ
1,985	Windstream Corp., Guaranteed Notes, 7.88%, due 11/1/17	2,270
		7,530

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Telecom - Wireless (3.1%)
$60	Clearwire Communications LLC, Senior Secured Notes, 12.00%, due 12/1/15	$62	ñ
675	Sprint Nextel Corp., Senior Unsecured Notes, 8.38%, due 8/15/17	781
1,140	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	1,233
185	T-Mobile USA, Inc., Senior Unsecured Notes, 5.25%, due 9/1/18	192	ñ
945	T-Mobile USA, Inc., Guaranteed Notes, 6.46%, due 4/28/19	1,002
		3,270
	Total Corporate Debt Securities (Cost $90,803)	91,144
Convertible Bonds (0.6%)
645	Alpha Appalachia Holdings, Inc., Guaranteed Notes, 3.25%, due 8/1/15 (Cost $628)	613
NUMBER OF SHARES
Short-Term Investments (0.0%)
38,910	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $39)	39
	Total Investments (98.1%) (Cost $101,972)	102,335	##
	Cash, receivables and other assets, less liabilities (1.9%)	2,008
	Total Net Assets (100.0%)	$104,343

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Bank Loan Obligationsµ(14.5%)
Aerospace & Defense (0.1%)
$1,053	Silver II/Hamilton Sundstrand Corporation, Term Loan, 4.00%, due 12/13/19	$1,052	ØØ
618	Transdigm Inc., Term Loan C, 3.75%, due 2/28/20	618	ØØ
		1,670
Air Transport (0.3%)
1,875	American Airlines Inc., Term Loan B, 4.75%, due 6/27/19	1,885	ØØ
1,742	United Air Lines, Inc., Term Loan B, 4.00%, due 4/1/19	1,750	ØØ
		3,635
All Telecom (0.8%)
909	Arris Group, Term Loan B, 3.50%, due 4/17/20	906	ØØ
1,477	Cricket Communications, Inc., Term Loan C, 4.75%, due 3/8/20	1,484	ØØ
973	Integra Telecom, Term Loan B, 5.25%, due 2/22/19	983	ØØ
1,121	Intelsat Jackson HLDG, Term Loan B-1, 4.25%, due 4/2/18	1,126	ØØ
1,780	Level 3 Financing Inc., Term Loan B-III, 4.00%, due 8/1/19	1,787	ØØ
1,330	Level 3 Financing Inc., Term Loan B, 4.00%, due 1/15/20	1,336	ØØ
1,155	Syniverse Technologies, Term Loan B, 4.00%, due 4/23/19	1,157	ØØ
995	Windstream Corp., Term Loan B-4, 3.50%, due 1/23/20	997	ØØ
		9,776
Automotive (0.6%)
1,318	Allison Transmission, Term Loan B-3, 3.75%, due 8/23/19	1,326	ØØ
1,140	Chrysler Automotive, Term Loan B, 4.25%, due 5/24/17	1,150	ØØ
1,965	Goodyear Engineered Products, Term Loan, 5.25%, due 9/8/17	1,951	ØØ
979	Goodyear Tire & Rubber Company, Second Lien Term Loan, 4.75%, due 4/30/19	990	ØØ
2,683	TI Group Automotive, Term Loan, 5.50%, due 3/28/19	2,716	Ñ
		8,133
Building & Development (0.6%)
780	American Builders & Co., Inc., Term Loan B, 3.50%, due 4/16/20	781	ØØ
1,539	Capital Automotive LP, Term Loan B-1, 4.00%, due 4/10/19	1,547	ØØ
940	Capital Automotive LP, Second Lien Term Loan, 6.00%, due 4/30/20	967	ØØ
3,773	Realogy Corporation, Term Loan B, 4.50%, due 3/5/20	3,810	ØØ
		7,105
Business Equipment & Services (1.1%)
1,606	Acosta Inc., Term Loan B, 4.25%, due 3/2/18	1,610	¢^^ØØ
484	Advantage Sales & Marketing, First Lien Term Loan, 4.25%, due 12/18/17	488	ÑØØ
105	BMC Software, Term Loan, 5.00%, due 9/10/20	106	ØØ
1,780	BMC Software, Term Loan, 5.00%, due 9/10/20	1,797	ØØ
998	KAR Auction Services, Inc., Term Loan, 3.75%, due 5/19/17	1,001	ØØ
997	Kronos, First Lien Term Loan, 4.50%, due 10/30/19	1,001	ØØ
795	Minimax Viking, Term Loan B1, 4.50%, due 8/14/20	798	ØØ
420	Mitchell International, Inc., Term Loan B, 4.50%, due 10/12/20	423	ØØ
415	Mitchell International, Inc., Second Lien Term Loan, due 9/17/21	421	¢^^
991	Monitronics, Term Loan B, 4.25%, due 3/23/18	998	ØØ
780	Protection One, Term Loan B, 4.25%, due 3/21/19	780	ØØ
1,005	Servicemaster Company, Term Loan C, 4.25%, due 1/31/17	987	ØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$1,382	SunGard Data Systems, Term Loan E, 4.00%, due 3/8/20	$1,391	ØØ
547	SymphonyIRI Group, Inc., Term Loan B, 4.75%, due 9/30/20	549	¢^^ØØ
1,294	West Corporation, Term Loan B-8, 3.75%, due 6/30/18	1,297	ØØ
		13,647
Chemicals & Plastics (0.6%)
891	Dupont Performance Coatings, Term Loan B, 4.75%, due 2/1/20	900	ØØ
655	Huntsman International LLC, Term Loan B, due 10/15/20	656	¢^^
1,381	Ineos Holdings, First Lien Term Loan, 4.00%, due 5/4/18	1,385	ØØ
1,727	MacDermid Inc., First Lien Term Loan B, 4.00%, due 6/7/20	1,732	ØØ
877	OXEA FIN/CY SCA, First Lien Term Loan B-2, 4.25%, due 1/15/20	878	ØØ
1,912	PQ Corporation, Term Loan, 4.50%, due 8/7/17	1,926	ØØ
944	Univar Inc., Term Loan B, 5.00%, due 6/30/17	928	ØØ
		8,405
Conglomerates (0.1%)
1,035	Gardner Denver, Term Loan, 4.25%, due 7/30/20	1,035	ØØ
704	Spectrum Brands, Inc., Term Loan, 4.50%, due 12/17/19	706	ØØ
		1,741
Containers & Glass Products (0.6%)
1,206	Berlin Packaging, First Lien Term Loan, 4.75%, due 4/2/19	1,213	ØØ
570	Berlin Packaging, Second Lien Term Loan, 8.75%, due 4/2/20	574	ØØ
1,075	Berry Plastics, Term Loan D, 3.50%, due 2/8/20	1,070	ØØ
1,021	Pact Group, Term Loan, 3.75%, due 5/29/20	1,012	ØØ
2,987	Reynolds Group, Term Loan, 4.75%, due 9/28/18	3,010	ØØ
883	Sealed Air Corporation, Term Loan B-1, 4.00%, due 10/3/18	888	ØØ
		7,767
Drugs (0.2%)
1,322	Par Pharmaceutical Companies, Inc., Term Loan B-1, 4.25%, due 9/30/19	1,326	ØØ
1,609	Valeant Pharmaceuticals, Term Loan B, 3.75%, due 2/13/19	1,622	ØØ
		2,948
Ecological Services & Equipment (0.1%)
1,047	ADS Waste Holdings, Inc., Term Loan B, 4.25%, due 10/9/19	1,052	ØØ
Electronics - Electrical (0.9%)
1,583	BOC Edwards, First Lien Term Loan, 4.75%, due 3/26/20	1,584	ØØ
2,343	Ceridian Corp., Term Loan, 4.42%, due 5/9/17	2,354	ØØ
2,005	Datatel-Sophia LP, Term Loan B, 4.50%, due 7/19/18	2,022	¢^^ØØ
764	Epicor Software Corp., Term Loan B, 4.50%, due 5/16/18	768	ØØ
1,015	Freescale Semiconductor, Term Loan B-4, 5.00%, due 3/1/20	1,023	ØØ
115	Freescale Semiconductor, Term Loan B5, 5.00%, due 1/15/21	116	ØØ
1,762	Go Daddy, Term Loan B-2, 4.25%, due 12/17/18	1,767	ØØ
818	Riverbed Technology, Term Loan, 4.00%, due 12/18/19	822	ØØ
1,643	Verint Systems Inc., Term Loan, 4.00%, due 9/6/19	1,648	ØØ
		12,104

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Equipment Leasing (0.3%)
$1,407	AWAS Fin Lux 2012 SA, Term Loan, 3.50%, due 7/16/18	$1,407	ØØ
2,235	International Lease Finance Co., Term Loan, 3.50%, due 6/30/17	2,234	ØØ
		3,641
Financial Intermediaries (1.5%)
744	American Capital, Term Loan B, 4.00%, due 8/22/16	746	ØØ
1,951	CITCO, Term Loan, 4.25%, due 6/29/18	1,951	ØØ
2,780	First Data Corporation, Term Loan, 4.17%, due 3/24/17	2,782	ØØ
30	First Data Corporation, Term Loan, due 3/23/18	30	¢^^
1,530	First Data Corporation, Term Loan, 4.17%, due 9/24/18	1,531	ØØ
715	Guggenheim Partners, Term Loan, 4.25%, due 7/22/20	718	ØØ
1,350	Mondrian Investment, Term Loan B-1, 4.00%, due 3/9/20	1,355	ØØ
2,320	MoneyGram International, Term Loan, 4.25%, due 3/27/20	2,326	ØØ
1,841	Nuveen Inv., First Lien Term Loan B, 4.17%, due 5/13/17	1,830	¢^^ØØ
290	Nuveen Inv., Second Lien Term Loan B, 6.50%, due 2/28/19	284	ØØ
2,144	Ocwen Financial, Term Loan, 5.00%, due 2/15/18	2,170	ØØ
1,085	Springleaf, Term Loan, 4.75%, due 9/30/19	1,095	ØØ
1,212	TCW Group, Term Loan, 4.00%, due 2/6/20	1,212	ØØ
1,097	Walter Investment Mgmt., Term Loan B, 5.75%, due 11/28/17	1,107	ØØ
		19,137
Food & Drug Retailers (0.2%)
2,769	Rite Aid Corp., Term Loan 6, 4.00%, due 2/21/20	2,782	ØØ
Food Products (0.3%)
930	Del Monte Corp., Term Loan, 4.00%, due 3/8/18	930	ØØ
1,675	HJ Heinz Company, Term Loan B-2, 3.50%, due 6/5/20	1,686	ØØ
1,791	Pinnacle Foods Finance LLC, Term Loan G, 3.25%, due 4/29/20	1,789	ØØ
		4,405
Food Service (0.4%)
1,097	Aramark Corporation, Term Loan D, 4.00%, due 9/9/19	1,099	ØØ
2,971	US Foodservice Inc., Term Loan, 4.50%, due 3/31/19	2,979	ØØ
1,726	Weight Watchers International, Term Loan B-2, 3.75%, due 4/2/20	1,585	ØØ
		5,663
Health Care (0.7%)
1,257	Biomet, Inc., Term Loan B-2, 3.67%, due 7/25/17	1,265	ØØ
1,345	DaVita, Inc., Term Loan B-2, 4.00%, due 11/1/19	1,353	ØØ
1,107	EMS-Emergency Medical Services, Term Loan, 4.00%, due 5/25/18	1,111	ØØ
973	IASIS Healthcare Corporation, Term Loan B-2, 4.50%, due 5/3/18	979	¢^^ØØ
1,771	Immucor, Term Loan B-2, 5.00%, due 8/19/18	1,779	ØØ
979	Pharmaceutical Product Development, Inc., Term Loan, 4.25%, due 12/5/18	987	ØØ
865	Sheridan Healthcare, First Lien Term Loan, 4.50%, due 6/29/18	869	ØØ
1,024	United Surgical Partners International, Inc., Term Loan B, 4.75%, due 4/3/19	1,027	ØØ
		9,370

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Home Furnishings (0.1%)
$931	AOT Bedding Super Holdings, LLC, Term Loan, 5.00%, due 10/1/19	$936	ØØ
439	Jarden Corporation, Term Loan B1, 2.92%, due 9/30/20	439	ØØ
		1,375
Industrial Equipment (0.2%)
1,129	Husky Injection Molding, Term Loan, 4.25%, due 6/30/18	1,135	ØØ
1,635	Rexnord Corp., Term Loan B, 4.00%, due 8/21/20	1,636	ØØ
		2,771
Insurance (0.1%)
898	Sedgwick Holdings Inc., First Lien Term Loan B, 4.25%, due 6/12/18	903	ØØ
215	Sedgwick Holdings Inc., Second Lien Term Loan B, 8.00%, due 12/12/18	218	ØØ
		1,121
Leisure Goods - Activities - Movies (0.7%)
2,060	Activision Blizzard Inc., Term Loan, 3.25%, due 10/12/20	2,066	ØØ
923	Bombardier Recreational Products Inc., Term Loan B, 4.00%, due 1/30/19	927	ØØ
1,188	Emerald Expositions Holdings, Term Loan, 5.50%, due 6/17/20	1,199	Ñ
2,020	EMI Publishing, Term Loan B, 4.25%, due 6/29/18	2,029	ØØ
765	Live Nation Entertainment, Inc., Term Loan B-1, 3.50%, due 8/17/20	767	ØØ
1,966	Scientific Games Corp., Term Loan, due 10/18/20	1,966	¢^^
		8,954
Lodging & Casinos (1.2%)
775	Boyd Gaming Corporation, Term Loan B, 4.00%, due 8/14/20	774	ØØ
395	Cannery Casinos, First Lien Term Loan, 6.00%, due 10/2/18	395	ØØ
505	Cannery Casinos, Second Lien Term Loan, 10.00%, due 10/2/19	468	ØØ
1,730	Centaur Acquisition, LLC, Second Lien Term Loan, 8.75%, due 2/20/20	1,749	ØØ
1,540	CityCenter, Term Loan B, 5.00%, due 10/16/20	1,552	ØØ
570	Four Seasons Holdings Inc., First Lien Term Loan, 4.25%, due 6/27/20	574	ØØ
255	Four Seasons Holdings Inc., Second Lien Term Loan, 6.25%, due 12/27/20	261	Ñ
2,505	Hilton Worldwide, Term Loan, due 10/26/20	2,519	¢^^
963	Peninsula Gaming, Term Loan B, 4.25%, due 11/20/17	965	ØØ
901	Pinnacle Entertainment, Term Loan B-2, 3.75%, due 8/13/20	901	ØØ
930	SHINGLE SPRINGS, Term Loan B, 6.25%, due 8/29/19	927	ØØ
4,347	Station Casinos, Term Loan B, 5.00%, due 3/2/20	4,387	ØØ
		15,472
Nonferrous Metals - Minerals (0.3%)
504	Alpha Natural Resources, Term Loan B, 3.50%, due 5/22/20	480	ØØ
993	Arch Coal, Term Loan, 5.75%, due 5/16/18	963	ØØ
1,866	Peabody Energy Corp., Term Loan, 4.25%, due 9/24/20	1,860	ØØ
600	Walter Energy, Term Loan A, 5.74%, due 4/1/16	590	ØØ
		3,893
Oil & Gas (0.4%)
801	Everest Acquisition LLC, Term Loan B-3, 3.50%, due 5/24/18	801	ØØ
1,380	EXCO Resources Inc., Term Loan, 5.00%, due 8/19/19	1,380	Ñ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$710	Fieldwood Energy, Term Loan, 3.88%, due 9/28/18	$716	ØØ
1,049	NFR Energy, Second Lien Term Loan, 8.75%, due 12/31/18	1,053	ØØ
972	Samson Investment Company, Second Lien Term Loan, 6.00%, due 9/25/18	979	ØØ
		4,929
Publishing (0.2%)
1,324	Springer Science+Business Media S.A., Term Loan B2, 5.00%, due 8/14/20	1,323	¢^^ØØ
999	Tribune Company, Term Loan B, 4.00%, due 12/31/19	999	ØØ
		2,322
Radio & Television (0.8%)
2,210	Clear Channel, Term Loan D, 6.92%, due 1/30/19	2,100	¢^^ØØ
1,437	Cumulus Media, First Lien Term Loan, 4.50%, due 9/17/18	1,446	ØØ
974	Formula One, Term Loan B, 4.50%, due 4/30/19	983	ØØ
660	Nine Entertainment, Term Loan B, 3.75%, due 2/5/20	658	Ñ
10	Univision Communications Inc., First Lien Term Loan, 4.50%, due 3/1/20	10	ØØ
2,430	Univision Communications Inc., First Lien Term Loan, 4.50%, due 3/1/20	2,442	ØØ
1,694	Univision Communications Inc., Term Loan, 4.00%, due 3/1/20	1,694	ØØ
983	Weather Channel (TWCC), Second Lien Term Loan, 7.00%, due 6/26/20	1,007	ØØ
		10,340
Retailers (except food & drug) (0.5%)
1,465	99¢ Only Stores, Term Loan B, 4.50%, due 1/14/19	1,474	ØØ
718	David's Bridal, Term Loan, 5.00%, due 10/11/19	719	ØØ
1,175	Hudson's Bay Company, Term Loan B, 4.75%, due 10/7/20	1,190	¢^^
1,981	Michaels Stores Inc., Term Loan B, 3.75%, due 1/28/20	1,988	ØØ
1,415	Sears Holding Corp., Term Loan, 5.50%, due 6/30/18	1,419	ØØ
		6,790
Steel (0.1%)
1,040	FMG Resources, Term Loan, 5.25%, due 10/18/17	1,042	ØØ
Utilities (0.5%)
876	Calpine Construction, Term Loan B-1, 3.00%, due 5/3/20	864	ØØ
353	Calpine Corp., Term Loan B-1, 4.00%, due 4/1/18	354	ØØ
1,106	Calpine Corp., Term Loan, 4.00%, due 10/9/19	1,112	ØØ
982	Dynegy Holdings Inc., Term Loan B-2, 4.00%, due 4/23/20	983	ØØ
938	Equipower Resources, First Lien Term Loan C, 4.25%, due 12/31/19	942	ØØ
1,509	Essential Power, Term Loan, 4.25%, due 8/8/19	1,501	Ñ
1,145	La Frontera Generation, Term Loan, 4.50%, due 9/30/20	1,154	ØØ
		6,910
	Total Bank Loan Obligations (Cost $187,838)	188,900
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (6.8%)
3,160	U.S. Treasury Bonds, 0.88%, due 2/28/17	3,175
13,505	U.S. Treasury Bonds, 6.25%, due 8/15/23	17,953	ØØ
6,745	U.S. Treasury Bonds, 4.50%, due 2/15/36	7,867
25,251	U.S. Treasury Inflation Index Bonds, 2.00%, due 1/15/26	29,179	ØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$6,786	U.S. Treasury Inflation Index Bonds, 3.88%, due 4/15/29	$9,744	ØØ
17,419	U.S. Treasury Inflation Index Notes, 2.38%, due 1/15/25	20,819	ØØ
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $94,383)	88,737
U.S. Government Agency Securities (0.3%)
3,825	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36 (Cost $4,960)	4,575	ØØ
Mortgage-Backed Securities (41.7%)
Collateralized Mortgage Obligations (0.5%)
1,386	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.39%, due 7/20/36	1,258	µØØ
446	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.62%, due 5/25/34	441	µØØ
1,079	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, 0.33%, due 10/25/36	803	µØØ
1,126	MortgageIT Trust, Ser. 2005-3, Class A1, 0.47%, due 8/25/35	1,064	µØØ
3,260	Residential Accredit Loans, Inc., Ser. 2006-QS9, Class 2A1, 7.00%, due 7/25/36	2,184	ØØ
190	WaMu Mortgage Pass-Through Certificates, Ser. 2006-AR10, Class 1A1, 2.37%, due 9/25/36	166	µØØ
		5,916
Commercial Mortgage-Backed (10.3%)
1,884	Banc of America Commercial Mortgage, Inc., Ser. 2006-3, Class A4, 5.89%, due 7/10/44	2,065	ØØ
3,780	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	4,109	ØØ
200	Banc of America Commercial Mortgage, Inc., Ser. 2006-4, Class A4, 5.63%, due 7/10/46	219	ØØ
3,415	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	3,753	ØØ
2,025	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	2,224	ØØ
550	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	622	ØØ
16,160	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class XA, 1.31%, due 9/10/46	1,245	µØØ
3,500	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.00%, due 12/10/49	3,945	µØØ
31,110	Commercial Mortgage Pass-Through Certificates, Ser. 2013-LC6, Class XB, 0.36%, due 1/10/46	970	ñµØØ
750	Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A4, 5.31%, due 12/10/46	823	ØØ
14,749	Commercial Mortgage Trust, Ser. 2012-CR2, Class XA, 1.95%, due 8/15/45	1,683	µØØ
46,374	Commercial Mortgage Trust, Ser. 2013-LC6, Class XA, 1.80%, due 1/10/46	4,621	µØØ
34,000	Commercial Mortgage Trust, Ser. 2013-CR6, Class XB, 0.64%, due 3/10/46	1,625	µØØ
1,630	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.68%, due 6/15/39	1,794	µØØ
2,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.76%, due 9/15/39	2,222	µØØ
1,385	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C5, Class A3, 5.31%, due 12/15/39	1,511	ØØ
715	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	798	ØØ
499	CW Capital Cobalt Ltd., Ser. 2007-C2, Class A3, 5.48%, due 4/15/47	556	ØØ
3,000	CW Capital Cobalt Ltd., Ser. 2006-C1, Class A4, 5.22%, due 8/15/48	3,252	ØØ
902	DBUBS Mortgage Trust, Ser. 2011-LC1A, Class A1, 3.74%, due 11/10/46	948	ñØØ
4,055	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	4,491	ØØ
4,000	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49	4,508	ØØ
700	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A4, 4.76%, due 7/10/39	730	ØØ
14,644	GS Mortgage Securities Trust, Ser. 2012-GC6, Class XA, 2.17%, due 1/10/45	1,813	ñµØØ
7,500	GS Mortgage Securities Trust, Ser. 2007-GG10, Class A4, 5.80%, due 8/10/45	8,317	µØØ
1,298	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB15, Class A4, 5.81%, due 6/12/43	1,415	ØØ
1,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB17, Class A4, 5.43%, due 12/12/43	1,092	ØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$3,475	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47	$3,849	ØØ
3,715	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	4,118	ØØ
6,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB19, Class A4, 5.71%, due 2/12/49	6,723	µØØ
1,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 5.81%, due 6/15/49	1,128	µØØ
1,610	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A4, 5.79%, due 2/12/51	1,823	ØØ
5,195	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	5,878	ØØ
5,023	LB-UBS Commercial Mortgage Trust, Ser. 2007-C1, Class A4, 5.42%, due 2/15/40	5,579	ØØ
2,243	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	2,458	ØØ
6,500	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-4, Class A3, 5.17%, due 12/12/49	7,069	ØØ
2,729	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.74%, due 6/12/50	3,047	µØØ
17,035	Morgan Stanley/Bank of America/Merrill Lynch Trust, Ser. 2013-C7, Class XA, 1.75%, due 2/15/46	1,744	µØØ
18,915	Morgan Stanley/Bank of America/Merrill Lynch Trust, Ser. 2013-C9, Class XA, 1.47%, due 5/15/46	1,567	µØØ
21,795	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class XA, 1.88%, due 12/10/45	2,541	ñµØØ
24,795	UBS-Barclays Commercial Mortgage Trust, Ser. 2013-C5, Class XA, 1.16%, due 3/10/46	1,856	ñµØØ
26,033	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C3, Class XA, 2.18%, due 8/10/49	3,304	ñµØØ
1,500	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C30, Class A5, 5.34%, due 12/15/43	1,665	ØØ
3,692	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	3,954	ØØ
5,630	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Class A3, 5.73%, due 6/15/49	6,269	µØØ
32,496	WF-RBS Commercial Mortgage Trust, Ser. 2013-C11, Class XA, 1.52%, due 3/15/45	2,788	ñµØØ
12,778	WF-RBS Commercial Mortgage Trust, Ser. 2012-C9, Class XA, 2.26%, due 11/15/45	1,643	ñµØØ
102,868	WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Class XB, 0.16%, due 6/15/46	1,671	µØØ
21,778	WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Class XA, 0.94%, due 6/15/46	1,327	µØØ
11,931	WF-RBS Commercial Mortgage Trust, Ser. 2013-C12, Class XA, 1.52%, due 3/15/48	1,111	ñµØØ
		134,463
Fannie Mae (21.9%)
1,262	Pass-Through Certificates, 5.50%, due 7/1/33 – 1/1/39	1,374	ØØ
291	Pass-Through Certificates, 6.00%, due 9/1/33 – 9/1/40	322	ØØ
2	Pass-Through Certificates, 6.50%, due 9/1/32	2
5	Pass-Through Certificates, 7.00%, due 7/1/29	6
1	Pass-Through Certificates, 7.50%, due 12/1/32	1
25	Pass-Through Certificates, 5.00%, due 6/1/40 & 7/1/40	27
61,880	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	63,446	Ø
120,890	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	127,331	Ø
86,570	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	92,670	Ø
		285,179
Freddie Mac (9.0%)
3	Pass-Through Certificates, 4.50%, due 8/1/18	3
441	Pass-Through Certificates, 5.00%, due 5/1/18 – 8/1/39	475	ØØ
532	Pass-Through Certificates, 5.50%, due 9/1/17 – 4/1/36	577	ØØ
2	Pass-Through Certificates, 6.00%, due 4/1/17	2
0	Pass-Through Certificates, 6.50%, due 3/1/16	0
1	Pass-Through Certificates, 7.00%, due 6/1/32	1
35,940	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	36,726	Ø
See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$63,485	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	$66,620	Ø
12,425	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	13,266	Ø
		117,670
Government National Mortgage Association (0.0%)
2	Pass-Through Certificates, 6.50%, due 7/15/32	2
2	Pass-Through Certificates, 7.00%, due 8/15/32	2
		4
	Total Mortgage-Backed Securities (Cost $539,480)	543,232
Corporate Debt Securities (41.5%)
Aerospace & Defense (0.4%)
330	Bombardier, Inc., Senior Notes, 4.25%, due 1/15/16	344	ñØØ
5,205	L-3 Communications Corp., Guaranteed Notes, 3.95%, due 11/15/16	5,551	ØØ
		5,895
Agriculture (0.3%)
3,615	Altria Group, Inc., Guaranteed Notes, 5.38%, due 1/31/44	3,655
Airlines (1.9%)
2,610	Air Canada, Pass-Through Certificates, Ser. 2013-1, Class A, 4.13%, due 5/15/25	2,496	ñØØ
6,770	American Airlines, Inc., Equipment Trust, Ser. 2013-2, Class A, 4.95%, due 1/15/23	6,973	ñØØ
5,005	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2013-1, Class A, 4.00%, due 10/29/24	4,855	ØØ
394	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	414	ØØ
5,855	US Airways Group, Inc., Pass-Through Certificates, Ser. 2012-2, Class A, 4.63%, due 6/3/25	5,767	ØØ
4,140	Virgin Australia Holdings Ltd., Pass-Through Certificates, Ser. 2013-1, Class A, 5.00%, due 10/23/23	4,243	ñØØ
		24,748
Auto Loans (0.1%)
620	General Motors Financial Co., Inc., Guaranteed Notes, 2.75%, due 5/15/16	625	ñØØ
915	General Motors Financial Co., Inc., Guaranteed Notes, 4.75%, due 8/15/17	967	ñØØ
		1,592
Auto Parts & Equipment (0.1%)
1,605	Goodyear Tire & Rubber Co., Guaranteed Notes, 6.50%, due 3/1/21	1,697	ØØ
Automakers (0.1%)
1,265	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.00%, due 6/15/19	1,401	ØØ
Banking (0.8%)
1,085	Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	1,172	ØØ
2,445	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	2,708	ØØ
740	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	878	ØØ
4,990	Commerzbank AG, Subordinated Notes, 8.13%, due 9/19/23	5,327	ñØØ
		10,085

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Banks (5.6%)
$7,785	Bank of America Corp., Senior Unsecured Notes, 1.50%, due 10/9/15	$7,852	ØØ
3,615	Bank of America Corp., Senior Unsecured Notes, 2.00%, due 1/11/18	3,604	ØØ
9,695	Bank of America Corp., Junior Subordinated Notes, Ser. U, 5.20%, due 12/31/49	8,798	µØØ
3,585	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.30%, due 5/3/15	3,710	ØØ
3,725	Goldman Sachs Group, Inc., Global Senior Unsecured Notes, 2.38%, due 1/22/18	3,745	ØØ
4,395	Goldman Sachs Group, Inc., Senior Unsecured Notes, 2.90%, due 7/19/18	4,487	ØØ
5,600	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.75%, due 1/24/22	6,348	ØØ
11,800	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. R, 6.00%, due 12/31/49	11,417	µØØ
11,050	Morgan Stanley, Senior Unsecured Medium-Term Notes, Ser. F, 5.63%, due 9/23/19	12,605	ØØ
3,335	Morgan Stanley, Subordinated Notes, 4.88%, due 11/1/22	3,432	ØØ
7,395	Santander UK PLC, Subordinated Notes, 5.00%, due 11/7/23	7,371	ñØ
		73,369
Beverages (0.1%)
350	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 5/15/17	407	ØØ
840	Constellation Brands, Inc., Guaranteed Notes, 6.00%, due 5/1/22	916
		1,323
Building & Construction (0.3%)
450	D.R. Horton, Inc., Guaranteed Notes, 4.38%, due 9/15/22	427
590	D.R. Horton, Inc., Guaranteed Notes, 5.75%, due 8/15/23	612	ØØ
1,415	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	1,486	ØØ
440	Shea Homes L.P., Senior Secured Notes, 8.63%, due 5/15/19	487	ØØ
825	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 5/15/18	957	ØØ
		3,969
Building Materials (0.1%)
830	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	902	ñØØ
428	USG Corp., Guaranteed Notes, 7.88%, due 3/30/20	471	ñØØ
		1,373
Chemicals (0.3%)
1,460	Ashland, Inc., Senior Unsecured Notes, 3.88%, due 4/15/18	1,467	ØØ
915	Hexion US Finance Corp., Senior Secured Notes, 6.63%, due 4/15/20	929	ØØ
330	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	366	ØØ
695	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/21	780	ØØ
		3,542
Computer Hardware (0.1%)
705	Seagate HDD Cayman, Guaranteed Notes, 7.00%, due 11/1/21	779	ØØ
Computers (0.4%)
5,285	Hewlett-Packard Co., Senior Unsecured Notes, 4.65%, due 12/9/21	5,349	ØØ
Consumer - Commercial Lease Financing (0.9%)
431	AWAS Aviation Capital Ltd., Senior Secured Notes, 7.00%, due 10/17/16	447	ñØØ
585	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	629	ØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$2,345	CIT Group, Inc., Senior Unsecured Notes, 4.25%, due 8/15/17	$2,459	ØØ
75	CIT Group, Inc., Senior Unsecured Notes, 5.25%, due 3/15/18	81	ØØ
700	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	794	ñØØ
435	CIT Group, Inc., Senior Unsecured Notes, 5.50%, due 2/15/19	471	ñØØ
1,160	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	1,363	ØØ
1,015	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	1,204
545	Int'l Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 4/1/19	586	ØØ
1,295	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	1,412	ØØ
1,180	SLM Corp., Unsecured Medium-Term Notes, 5.50%, due 1/15/19	1,225	ØØ
1,265	SLM Corp., Senior Unsecured Medium-Term Notes, 8.00%, due 3/25/20	1,445
		12,116
Department Stores (0.1%)
840	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	792	ØØ
Diversified Financial Services (2.1%)
4,485	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.00%, due 6/12/17	4,667	ØØ
8,275	General Electric Capital Corp., Junior Subordinated Notes, Ser. B, 6.25%, due 12/31/49	8,627	µØØ
4,540	General Electric Capital Corp., Junior Subordinated Notes, Ser. C, 5.25%, due 12/31/49	4,336	µØØ
8,020	Jefferies Group, Inc., Senior Unsecured Notes, 5.13%, due 1/20/23	8,127	ØØ
1,445	Nomura Holdings, Inc., Senior Unsecured Medium-Term Notes, 2.00%, due 9/13/16	1,455	ØØ
		27,212
Electric (1.4%)
8,610	Comision Federal de Electricidad, Senior Unsecured Notes, 4.88%, due 1/15/24	8,729	ñ
9,375	Exelon Generation Co., LLC, Senior Unsecured Notes, 4.00%, due 10/1/20	9,437	ØØ
		18,166
Electric - Generation (0.5%)
920	Calpine Corp., Senior Secured Notes, 7.50%, due 2/15/21	994	ñØØ
1,160	Calpine Corp., Senior Secured Notes, 6.00%, due 1/15/22	1,203	ñ
95	Calpine Corp., Senior Secured Notes, 5.88%, due 1/15/24	95	ñ
1,000	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	1,135	ØØ
2,805	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	3,100	ØØ
		6,527
Electric - Integrated (0.1%)
130	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	143	ñØØ
1,575	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	1,646	ØØ
		1,789
Electronics (0.2%)
290	Amkor Technology, Inc., Senior Unsecured Notes, 6.38%, due 10/1/22	286	ØØ
860	Ceridian Corp., Senior Secured Notes, 8.88%, due 7/15/19	995	ñØØ
605	Flextronics Int'l Ltd., Guaranteed Notes, 4.63%, due 2/15/20	607	ØØ
345	Flextronics Int'l Ltd., Guaranteed Notes, 5.00%, due 2/15/23	344	ØØ
237	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	256	ñØØ
245	Freescale Semiconductor, Inc., Senior Secured Notes, 6.00%, due 1/15/22	248	ñØ
		2,736

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Energy - Exploration & Production (1.7%)
$245	Antero Resources Finance Corp., Guaranteed Notes, 5.38%, due 11/1/21	$249	ñØ
400	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	439	ØØ
1,290	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	1,445	ØØ
925	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	1,011	ØØ
200	Chesapeake Energy Corp., Guaranteed Notes, 5.75%, due 3/15/23	212	ØØ
910	Cimarex Energy Co., Guaranteed Notes, 5.88%, due 5/1/22	969	ØØ
390	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 4/1/23	405	ØØ
1,360	Continental Resources, Inc., Guaranteed Notes, 5.00%, due 9/15/22	1,416	ØØ
1,445	Denbury Resources, Inc., Guaranteed Notes, 4.63%, due 7/15/23	1,333	ØØ
615	EP Energy LLC/Everest Acquisition Finance, Inc., Senior Secured Notes, 6.88%, due 5/1/19	661	ØØ
85	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 7.75%, due 9/1/22	96	ØØ
1,655	Everest Acquisition LLC/EP Energy Finance, Inc., Senior Unsecured Notes, 9.38%, due 5/1/20	1,912	ØØ
470	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	455	ØØ
345	Linn Energy LLC, Guaranteed Notes, 7.00%, due 11/1/19	344	ñØØ
2,710	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	2,886	ØØ
983	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	1,015	ØØ
1,410	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	1,480	ØØ
195	Range Resources Corp., Guaranteed Notes, 5.75%, due 6/1/21	208	ØØ
1,140	Range Resources Corp., Guaranteed Notes, 5.00%, due 8/15/22	1,139	ØØ
320	Rosetta Resources, Inc., Guaranteed Notes, 5.63%, due 5/1/21	323	ØØ
1,325	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	1,404	ØØ
1,380	SandRidge Energy, Inc., Guaranteed Notes, 8.13%, due 10/15/22	1,470	ØØ
460	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, due 3/15/19	478	ØØ
920	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 1/15/17	982	ØØ
		22,332
Food (0.6%)
7,170	WM Wrigley Jr. Co., Senior Unsecured Notes, 2.00%, due 10/20/17	7,231	ñØØ
Food & Drug Retailers (0.1%)
835	Rite Aid Corp., Senior Secured Notes, 8.00%, due 8/15/20	936	ØØ
Food - Wholesale (0.0%)
350	Hawk Acquisition Sub., Inc., Secured Notes, 4.25%, due 10/15/20	339	ñØØ
Gaming (0.6%)
850	Ameristar Casinos, Inc., Guaranteed Notes, 7.50%, due 4/15/21	933	ØØ
265	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.38%, due 11/1/18	270	ñ
400	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.88%, due 11/1/20	403	ñ
355	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 5.38%, due 11/1/23	359	ñ
1,295	Graton Economic Development Authority, Senior Secured Notes, 9.63%, due 9/1/19	1,447	ñØØ
845	MGM Resorts Int'l, Guaranteed Notes, 7.75%, due 3/15/22	957	ØØ
750	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	820	ØØ
335	PNK Finance Corp., Guaranteed Notes, 6.38%, due 8/1/21	352	ñØØ
755	Seminole Indian Tribe of Florida, Senior Secured Notes, 7.75%, due 10/1/17	801	ñØØ
838	Wynn Las Vegas LLC, Unsecured Notes, 7.75%, due 8/15/20	945	ØØ
		7,287
Gas Distribution (0.9%)
145	Access Midstream Partners L.P., Guaranteed Notes, 5.88%, due 4/15/21	156	ØØ
1,175	Access Midstream Partners L.P., Guaranteed Notes, 6.13%, due 7/15/22	1,260	ØØ
240	Access Midstream Partners L.P., Guaranteed Notes, 4.88%, due 5/15/23	239	ØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$660	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	$719	ØØ
1,557	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	1,682	ØØ
700	El Paso Corp., Senior Secured Global Medium-Term Notes, 7.80%, due 8/1/31	722	ØØ
1,705	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	1,969	ØØ
575	Ferrellgas L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	604
490	Ferrellgas L.P., Senior Unsecured Notes, 6.75%, due 1/15/22	500	ñØ
815	Kinder Morgan Finance Co., Senior Secured Notes, 5.70%, due 1/5/16	879	ØØ
730	MarkWest Energy Partners L.P., Guaranteed Notes, 6.25%, due 6/15/22	792	ØØ
805	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	870	ØØ
1,320	Suburban Propane Partners L.P., Senior Unsecured Notes, 7.50%, due 10/1/18	1,417	ØØ
		11,809
Health Facilities (0.9%)
1,210	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	1,258	ØØ
960	CHS/Community Health Systems, Inc., Guaranteed Notes, 8.00%, due 11/15/19	1,040	ØØ
80	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	85	ØØ
1,830	DaVita, Inc., Guaranteed Notes, 5.75%, due 8/15/22	1,878	ØØ
390	HCA Holdings, Inc., Senior Unsecured Notes, 6.25%, due 2/15/21	410	ØØ
955	HCA, Inc., Guaranteed Notes, 7.50%, due 2/15/22	1,073	ØØ
755	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	795	ØØ
1,045	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	1,144	ØØ
560	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 5.88%, due 3/15/24	574	ØØ
1,520	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	1,664	ØØ
320	Tenet Healthcare Corp., Senior Secured Notes, 4.75%, due 6/1/20	318	ØØ
495	Tenet Healthcare Corp., Senior Secured Notes, 6.00%, due 10/1/20	524	ñØØ
505	Tenet Healthcare Corp., Senior Secured Notes, 4.50%, due 4/1/21	490	ØØ
180	Tenet Healthcare Corp., Senior Secured Notes, 4.38%, due 10/1/21	173	ñØØ
		11,426
Health Services (0.2%)
2,060	Service Corp. Int'l, Senior Unsecured Notes, 5.38%, due 1/15/22	2,081	ñØØ
Insurance (2.3%)
3,960	Allstate Corp, Subordinated Notes, 5.75%, due 8/15/53	4,049	µØØ
8,290	ING US, Inc., Guaranteed Notes, 5.65%, due 5/15/53	7,884	µØØ
11,035	Prudential Financial, Inc., Junior Subordinated Notes, 5.88%, due 9/15/42	11,200	µØØ
6,645	Wilton Re Finance LLC, Guaranteed Notes, 5.88%, due 3/30/33	6,612	ñµØØ
		29,745
Investments & Misc. Financial Services (0.2%)
830	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	855	ØØ
2,190	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	2,297	ØØ
		3,152
Iron - Steel (1.6%)
14,420	Glencore Funding LLC, Guaranteed Notes, 1.70%, due 5/27/16	14,359	ñØØ
6,285	Samarco Mineracao SA, Senior Unsecured Notes, 5.75%, due 10/24/23	6,285	ñ
		20,644

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Leisure (0.2%)
$450	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	$493	ØØ
735	Cedar Fair L.P., Guaranteed Notes, 5.25%, due 3/15/21	724	ñØØ
1,040	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 7.25%, due 6/15/16	1,172	ØØ
		2,389
Machinery (0.2%)
1,915	Case New Holland, Inc., Guaranteed Notes, 7.88%, due 12/1/17	2,267	ØØ
295	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	315	ØØ
215	Terex Corp., Guaranteed Notes, 6.00%, due 5/15/21	225	ØØ
400	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	454	ØØ
		3,261
Media (0.6%)
3,300	DirecTV Holdings LLC, Guaranteed Notes, 6.00%, due 8/15/40	3,248	ØØ
1,220	Time Warner, Inc., Guaranteed Notes, 6.10%, due 7/15/40	1,345	ØØ
3,525	Viacom, Inc., Senior Unsecured Notes, 5.85%, due 9/1/43	3,741	ØØ
		8,334
Media - Broadcast (0.3%)
420	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	473	ØØ
1,465	Sirius XM Radio, Inc., Senior Unsecured Notes, 4.25%, due 5/15/20	1,397	ñØØ
1,475	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	1,589	ñØØ
		3,459
Media - Cable (0.6%)
1,080	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	1,142	ØØ
60	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	64	ØØ
155	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	170	ØØ
230	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	239	ñØØ
240	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 5.13%, due 12/15/21	233	ñØØ
835	DISH DBS Corp., Guaranteed Notes, 4.25%, due 4/1/18	847	ØØ
710	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	825	ØØ
1,490	DISH DBS Corp., Guaranteed Notes, 5.13%, due 5/1/20	1,509	ØØ
420	DISH DBS Corp., Guaranteed Notes, 5.88%, due 7/15/22	430	ØØ
150	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	166	ØØ
685	UPC Holding BV, Secured Notes, 9.88%, due 4/15/18	741	ñØØ
825	UPCB Finance III Ltd., Senior Secured Notes, 6.63%, due 7/1/20	881	ñØØ
530	Virgin Media Finance PLC, Guaranteed Notes, 5.25%, due 2/15/22	461	ØØ
640	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.38%, due 4/15/21	643	ñØØ
		8,351
Media - Services (0.2%)
310	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. A, 6.50%, due 11/15/22	322	ØØ
1,475	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 6.50%, due 11/15/22	1,549	ØØ
195	Nielsen Co. Luxembourg SARL, Guaranteed Notes, 5.50%, due 10/1/21	200	ñØØ
270	WMG Acquisition Corp., Senior Secured Notes, 6.00%, due 1/15/21	284	ñØØ
		2,355

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Medical Products (0.2%)
$950	Biomet, Inc., Guaranteed Notes, 6.50%, due 8/1/20	$1,009	ØØ
315	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.63%, due 7/31/19	337	ñØØ
110	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	117	ñØØ
870	Hologic, Inc., Guaranteed Notes, 6.25%, due 8/1/20	924	ØØ
		2,387
Metals - Mining Excluding Steel (0.3%)
440	Alpha Natural Resources, Inc., Guaranteed Notes, 9.75%, due 4/15/18	453	ØØ
1,085	Alpha Natural Resources, Inc., Guaranteed Notes, 6.25%, due 6/1/21	920	ØØ
1,260	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	1,307	ñØØ
400	Peabody Energy Corp., Guaranteed Notes, 7.38%, due 11/1/16	450	ØØ
1,210	Peabody Energy Corp., Guaranteed Notes, 6.00%, due 11/15/18	1,277	ØØ
		4,407
Mining (0.6%)
3,895	Barrick Gold Corp., Senior Unsecured Notes, 2.50%, due 5/1/18	3,798	ØØ
4,080	Barrick Gold Corp., Senior Unsecured Notes, 4.10%, due 5/1/23	3,699	ØØ
		7,497
Oil & Gas (1.7%)
5,955	Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	6,727	ØØ
6,825	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, due 3/1/21	7,481	ØØ
4,485	Petrobras Global Finance BV, Guaranteed Notes, 3.00%, due 1/15/19	4,266	ØØ
4,260	Petrobras Global Finance BV, Guaranteed Notes, 4.38%, due 5/20/23	3,935	ØØ
		22,409
Packaging (0.3%)
465	Ball Corp., Guaranteed Notes, 5.00%, due 3/15/22	469	ØØ
1,970	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	2,103	ØØ
225	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	249	ØØ
465	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	480	ØØ
735	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	797	ØØ
		4,098
Packing & Containers (0.4%)
5,080	Packaging Corp. of America, Senior Unsecured Notes, 4.50%, due 11/1/23	5,222	ØØ
Pharmaceuticals (0.4%)
1,225	Jaguar Holding Co., Senior Unsecured Notes, 9.50%, due 12/1/19	1,375	ñØØ
355	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.50%, due 7/15/16	367	ñØØ
715	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	769	ñØØ
730	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.88%, due 12/1/18	780	ñØØ
1,870	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.38%, due 10/15/20	1,996	ñØØ
305	Valeant Pharmaceuticals Int'l, Senior Unsecured Notes, 6.75%, due 8/15/18	334	ñØØ
		5,621

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Pipelines (1.1%)
$4,990	Energy Transfer Partners L.P., Senior Unsecured Notes, 6.50%, due 2/1/42	$5,461	ØØ
5,545	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 2.65%, due 2/1/19	5,562
2,965	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 6.50%, due 9/1/39	3,331	ØØ
		14,354
Printing & Publishing (0.6%)
670	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	704	ØØ
1,760	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	1,892	ØØ
840	Gannett Co., Inc., Guaranteed Notes, 5.13%, due 10/15/19	869	ñØØ
165	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.60%, due 8/15/16	192	ØØ
665	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	750	ØØ
1,605	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	1,846	ØØ
330	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	365	ØØ
305	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.88%, due 3/15/21	340	ØØ
350	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.00%, due 2/15/22	371	ØØ
		7,329
Real Estate Investment Trusts (2.8%)
4,765	Alexandria Real Estate Equities, Inc., Guaranteed Notes, 3.90%, due 6/15/23	4,580	ØØ
6,785	American Tower Corp., Senior Unsecured Notes, 3.40%, due 2/15/19	6,867	ØØ
7,075	Entertainment Properties Trust, Guaranteed Notes, 5.75%, due 8/15/22	7,341	ØØ
8,515	Health Care REIT, Inc., Senior Unsecured Notes, 5.25%, due 1/15/22	9,222	ØØ
840	Host Hotels & Resorts L.P., Guaranteed Notes, 6.00%, due 11/1/20	916	ØØ
1,385	Host Hotels & Resorts L.P., Senior Unsecured Notes, 6.00%, due 10/1/21	1,533	ØØ
6,020	Weingarten Realty Investors, Senior Unsecured Notes, 4.45%, due 1/15/24	6,082	ØØ
		36,541
Software - Services (0.2%)
1,035	Activision Blizzard, Inc., Guaranteed Notes, 5.63%, due 9/15/21	1,071	ñØØ
300	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	323	ñØØ
1,000	First Data Corp., Senior Secured Notes, 6.75%, due 11/1/20	1,059	ñØØ
		2,453
Specialty Retail (0.1%)
380	L Brands, Inc., Guaranteed Notes, 5.63%, due 10/15/23	388	ØØ
170	Limited Brands, Inc., Senior Unsecured Notes, 6.90%, due 7/15/17	194	ØØ
1,375	Sally Holdings LLC, Guaranteed Notes, 5.75%, due 6/1/22	1,427	ØØ
		2,009
Steel Producers - Products (0.7%)
110	ArcelorMittal, Senior Unsecured Notes, 5.00%, due 2/25/17	116	ØØ
4,685	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	5,083	ØØ
605	ArcelorMittal, Senior Unsecured Notes, 5.75%, due 8/5/20	638	ØØ
930	ArcelorMittal, Senior Unsecured Notes, 6.00%, due 3/1/21	975	ØØ
140	ArcelorMittal, Senior Unsecured Notes, 6.75%, due 2/25/22	152	ØØ
345	ArcelorMittal, Senior Unsecured Notes, 7.50%, due 10/15/39	341	ØØ
1,065	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, due 8/15/19	1,156	ØØ
300	Steel Dynamics, Inc., Guaranteed Notes, 5.25%, due 4/15/23	297	ñØØ
		8,758

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Support - Services (0.3%)
$345	ADT Corp., Senior Unsecured Notes, 6.25%, due 10/15/21	$366	ñØØ
575	Hertz Corp., Guaranteed Notes, 4.25%, due 4/1/18	576	ñØØ
145	Hertz Corp., Guaranteed Notes, 5.88%, due 10/15/20	153	ØØ
1,120	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	1,245	ØØ
265	Knowledge Learning Corp., Guaranteed Notes, 7.75%, due 2/1/15	261	ñØØ
670	United Rentals N.A., Inc., Secured Notes, 5.75%, due 7/15/18	718	ØØ
		3,319
Telecom - Integrated Services (2.0%)
920	CenturyLink, Inc., Senior Unsecured Notes, Ser. V, 5.63%, due 4/1/20	935	ØØ
560	CenturyLink, Inc., Senior Unsecured Notes, Ser. T, 5.80%, due 3/15/22	554	ØØ
35	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	36	ØØ
1,235	Frontier Communications Corp., Senior Unsecured Notes, 9.25%, due 7/1/21	1,456	ØØ
380	Frontier Communications Corp., Senior Unsecured Notes, 7.63%, due 4/15/24	401	ØØ
435	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	467	ØØ
1,300	Intelsat Jackson Holdings SA, Guaranteed Notes, 8.50%, due 11/1/19	1,427	ØØ
1,345	Qwest Communications Int'l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	1,395	ØØ
10,940	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	11,934	ØØ
555	Telesat Canada/Telesat LLC, Senior Unsecured Notes, 6.00%, due 5/15/17	580	ñØØ
1,395	tw telecom holdings, Inc., Guaranteed Notes, 5.38%, due 10/1/22	1,391	ØØ
780	tw telecom holdings, Inc., Senior Unsecured Notes, 5.38%, due 10/1/22	778	ñØØ
630	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	611	ØØ
2,880	Windstream Corp., Guaranteed Notes, 7.75%, due 10/15/20	3,089	ØØ
760	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	811	ØØ
165	Windstream Corp., Guaranteed Notes, 6.38%, due 8/1/23	160	ØØ
		26,025
Telecom - Wireless (0.9%)
460	MetroPCS Wireless, Inc., Guaranteed Notes, 6.25%, due 4/1/21	481	ñØØ
920	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	957	ØØ
2,100	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	2,263	ØØ
480	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	456	ØØ
1,580	Sprint Corp., Guaranteed Notes, 7.25%, due 9/15/21	1,702	ñØØ
590	Sprint Corp., Guaranteed Notes, 7.88%, due 9/15/23	640	ñØØ
1,570	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	1,698	ØØ
175	T-Mobile USA, Inc., Senior Unsecured Notes, 5.25%, due 9/1/18	182	ñØØ
480	T-Mobile USA, Inc., Guaranteed Notes, 6.46%, due 4/28/19	509	ØØ
895	T-Mobile USA, Inc., Guaranteed Notes, 6.54%, due 4/28/20	949	ØØ
600	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, due 4/28/21	634	ØØ
510	T-Mobile USA, Inc., Guaranteed Notes, 6.73%, due 4/28/22	539	ØØ
300	T-Mobile USA, Inc., Guaranteed Notes, 6.84%, due 4/28/23	317	ØØ
		11,327
Telecommunications (1.8%)
13,690	Verizon Communications, Inc., Senior Unsecured Notes, 3.65%, due 9/14/18	14,556	ØØ
7,735	Verizon Communications, Inc., Senior Unsecured Notes, 6.55%, due 9/15/43	8,969	ØØ
		23,525
	Total Corporate Debt Securities (Cost $533,402)	540,527

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT			VALUE†
(000's omitted)			(000's omitted)[z]
Asset-Backed Securities (11.0%)
	$2,980	Accredited Mortgage Loan Trust, Ser. 2005-3, Class M1, 0.62%, due 9/25/35	$2,725	µØØ
	3,382	Accredited Mortgage Loan Trust, Ser. 2005-4, Class A2D, 0.49%, due 12/25/35	3,171	µØØ
	6,965	Aegis Asset Backed Securities Trust, Ser. 2005-1, Class M3, 0.72%, due 3/25/35	6,093	µØØ
	922	Ameriquest Mortgage Securities, Inc., Ser. 2003-9, Class M2, 2.07%, due 9/25/33	867	µØØ
	3,388	Argent Securities, Inc., Ser. 2003-W3, Class M1, 1.30%, due 9/25/33	3,274	µØØ
	7,540	Argent Securities, Inc., Ser. 2004-W10, Class M1, 1.07%, due 10/25/34	6,872	µØØ
	950	Asset Backed Securities Corp. Home Equity, Ser. 2004-HE5, Class M2, 2.05%, due 8/25/34	838	µØØ
	2,893	Asset Backed Securities Corp. Home Equity, Ser. 2006-HE1, Class A3, 0.37%, due 1/25/36	2,738	µØØ
	4,100	Bear Stearns Asset Backed Securities I Trust, Ser. 2005-TC1, Class M1, 0.61%, due 5/25/35	3,642	µØØ
	1,320	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE1, Class 2M1, 0.58%, due 2/25/36	1,144	µØØ
	1,568	Bear Stearns Asset Backed Securities Trust, Ser. 2006-2, Class M1, 0.59%, due 7/25/36	1,455	µ
	3,958	Carrington Mortgage Loan Trust, Ser. 2005-NC3, Class M2, 0.63%, due 6/25/35	3,504	µØØ
	7,136	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A3, 0.32%, due 5/25/36	6,457	µØØ
	2,586	Carrington Mortgage Loan Trust, Ser. 2006-NC4, Class A5, 0.23%, due 10/25/36	2,169	µØØ
	2,500	Citigroup Mortgage Loan Trust, Inc., Ser. 2005-HE2, Class M1, 0.92%, due 5/25/35	2,368	ñµØØ
	1,930	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.54%, due 1/25/36	1,600	µØØ
	1,009	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, 0.33%, due 9/25/36	492	µØØ
	6,459	EquiFirst Mortgage Loan Trust, Ser. 2003-2, Class 1A1, 1.30%, due 9/25/33	6,315	µØØ
	5,640	Fieldstone Mortgage Investment Trust, Ser. 2005-1, Class M5, 1.30%, due 3/25/35	4,398	µ
	6,298	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF1, Class M1, 0.91%, due 12/25/34	5,859	µØØ
	1,905	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2004-FFH4, Class M5, 1.75%, due 1/25/35	1,798	µØØ
	3,300	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF5, Class M2, 0.66%, due 3/25/35	3,006	µØØ
	2,497	Home Equity Mortgage Trust, Ser. 2004-5, Class M2, 1.77%, due 2/25/35	2,252	µØØ
	1,460	JP Morgan Mortgage Acquisition Corp., Ser. 2006-ACC1, Class A5, 0.41%, due 5/25/36	1,187	µØØ
	1,127	JP Morgan Mortgage Acquisition Corp., Ser. 2007-HE1, Class AF1, 0.27%, due 3/25/47	799	µØØ
	1,771	Morgan Stanley Capital I, Ser. 2005-WMC1, Class M2, 0.91%, due 1/25/35	1,689	µØØ
	8,318	Morgan Stanley Home Equity Loan Trust, Ser. 2006-2, Class A4, 0.45%, due 2/25/36	7,212	µØØ
	3,032	New Century Home Equity Loan Trust, Ser. 2004-3, Class M2, 1.15%, due 11/25/34	2,841	µØØ
	3,500	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class A4, 0.45%, due 3/25/36	3,284	µØØ
	6,350	Park Place Securities, Inc., Ser. 2004-WWF1, Class M4, 1.82%, due 12/25/34	5,586	µØØ
	9,335	Park Place Securities, Inc., Ser. 2004-WHQ2, Class M3, 1.21%, due 2/25/35	8,526	µØØ
	1,158	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.85%, due 3/25/33	1,012	µØØ
	1,378	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.40%, due 1/25/36	1,278	µØØ
	3,280	Residential Asset Mortgage Products, Inc., Ser. 2006-RZ1, Class M1, 0.57%, due 3/25/36	2,883	µØØ
	1,290	Saxon Asset Securities Trust, Ser. 2004-2, Class MV1, 1.04%, due 8/25/35	1,199	µØØ
	7,665	Soundview Home Equity Loan Trust, Ser. 2005-OPT2, Class M1, 0.68%, due 8/25/35	6,460	µØØ
	1,054	Soundview Home Equity Loan Trust, Ser. 2006-3, Class A3, 0.33%, due 11/25/36	796	µØØ
	11,599	Structured Asset Investment Loan Trust, Ser. 2004-6, Class A3, 0.97%, due 7/25/34	10,837	µØØ
	3,490	Structured Asset Investment Loan Trust, Ser. 2004-8, Class M1, 1.07%, due 9/25/34	3,292	µØØ
	4,990	Structured Asset Investment Loan Trust, Ser. 2005-3, Class M2, 0.83%, due 4/25/35	4,307	µØØ
	4,255	Structured Asset Securities Corp., Ser. 2005-NC2, Class M3, 0.60%, due 5/25/35	3,958	µØØ
	1,565	Structured Asset Securities Corp., Ser. 2006-NC1, Class A4, 0.32%, due 5/25/36	1,416	µØØ
	2,350	Structured Asset Securities Corp., Ser. 2006-BC5, Class A4, 0.34%, due 12/25/36	1,664	µØØ
		Total Asset-Backed Securities (Cost $127,995)	143,263
Government Securities (2.5%)
Sovereign (2.5%)
AUD	6,750	Australian Government Bond, Senior Unsecured Notes, 5.25%, due 3/15/19	6,955	[a]
AUD	2,955	Australian Government Bond, Senior Unsecured Notes, 5.50%, due 4/21/23	3,133	[a]
EUR	4,550	Italy Buoni Poliennali Del Tesoro, Bonds, 4.00%, due 2/1/37	5,621	[a]
NZD	9,000	New Zealand Government Bond, Senior Unsecured Notes, 6.00%, due 12/15/17	8,035	[a]
NZD	2,100	New Zealand Government Bond, Senior Unsecured Notes, 5.50%, due 4/15/23	1,858	[a]
NZD	9,150	New Zealand Government Bond, Senior Unsecured Notes, 2.00%, due 9/20/25	7,203	[a]
		Total Government Securities (Cost $34,431)	32,805

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

NUMBER OF SHARES		VALUE†
		(000's omitted)[z]
Mutual Funds (6.7%)
8,529,643	Neuberger Berman Emerging Markets Income Fund Institutional Class (Cost $85,303)	$86,975
Short-Term Investments (5.0%)
65,723,130	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $65,723)	65,723	ØØ
	Total Investments (130.0%) (Cost $1,673,515)	1,694,737	##
	Liabilities, less cash, receivables and other assets [(30.0%)]	(390,904	)±
	Total Net Assets (100.0%)	$1,303,833

See Notes to Schedule of Investments

Notes to Schedule of Investments

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman New York Municipal Income Fund ("New York Municipal Income"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), Neuberger Berman Short Duration High Income Fund ("Short Duration High Income") and Neuberger Berman Strategic Income Fund ("Strategic Income") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt, Sovereign Debt and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of bank loan securities is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of financial futures contracts is determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Income Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to evaluate the prices of foreign income securities as of the close of the New York Stock Exchange (the "NYSE"). Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of October 31, 2013:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Core Bond
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$49,286	$—	$49,286
U.S. Government Agency Securities	—	5,602	—	5,602
Mortgage-Backed Securities^	—	106,766	—	106,766
Corporate Debt Securities
Airlines	—	—	2,601	2,601
Other Corporate Debt Securities^	—	56,692	—	56,692
Total Corporate Debt Securities	—	56,692	2,601	59,293
Asset-Backed Securities	—	760	—	760
Government Securities^	—	371	—	371
Short-Term Investments	—	35,712	—	35,712
Total Investments	—	255,189	2,601	257,790
Floating Rate Income
Investments:
Bank Loan Obligations
Automotive	—	12,209	2,518	14,727
Business Equipment & Services	—	36,786	1,897	38,683
Financial Intermediaries	—	48,942	5,369	54,311
Leisure Goods—Activities—Movies	—	21,678	3,813	25,491
Lodging & Casinos	—	36,170	656	36,826
Oil & Gas	—	8,077	3,795	11,872
Utilities	—	13,047	3,169	16,216
Other Bank Loan Obligations^	—	304,919	—	304,919
Total Bank Loan Obligations	—	481,828	21,217	503,045
Corporate Debt Securities^	—	36,022	—	36,022
Short-Term Investments	—	29,381	—	29,381
Total Investments	—	547,231	21,217	568,448
High Income
Investments:
Bank Loan Obligations
Lodging & Casinos	—	24,267	16,330	40,597
Other Bank Loan Obligations^	—	114,738	—	114,738
Total Bank Loan Obligations	—	139,005	16,330	155,335

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Corporate Debt Securities
Airlines	$—	$8,101	$9,306	$17,407
Other Corporate Debt Securities^	—	2,932,443	—	2,932,443
Total Corporate Debt Securities	—	2,940,544	9,306	2,949,850
Short-Term Investments	—	114,884	—	114,884
Total Investments	—	3,194,433	25,636	3,220,069
Municipal Intermediate Bond
Investments:
Municipal Notes^	—	158,707	—	158,707
Total Investments	—	158,707	—	158,707
New York Municipal Income
Investments:
Municipal Notes^	—	67,327	—	67,327
Total Investments	—	67,327	—	67,327
Short Duration
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	7,071	—	7,071
Mortgage-Backed Securities^	—	20,675	—	20,675
Corporate Debt Securities^	—	27,115	—	27,115
Asset-Backed Securities	—	7,368	—	7,368
Short-Term Investments	—	2,402	—	2,402
Total Investments	—	64,631	—	64,631
Short Duration High Income
Investments:
Bank Loan Obligations^	—	10,539	—	10,539
Corporate Debt Securities
Airlines	—	871	253	1,124
Other Corporate Debt Securities^	—	90,020	—	90,020
Total Corporate Debt Securities	—	90,891	253	91,144
Convertible Bonds	—	613	—	613
Short-Term Investments	—	39	—	39
Total Investments	—	102,082	253	102,335
Strategic Income
Investments:
Bank Loan Obligations
Automotive	—	5,417	2,716	8,133
Business Equipment & Services	—	13,159	488	13,647
Leisure Goods—Activities—Movies	—	7,755	1,199	8,954

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Lodging & Casinos	$—	$15,211	$261	$15,472
Oil & Gas	—	3,549	1,380	4,929
Radio & Television	—	9,682	658	10,340
Utilities	—	5,409	1,501	6,910
Other Bank Loan Obligations^	—	120,515	—	120,515
Total Bank Loan Obligations	—	180,697	8,203	188,900
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	88,737	—	88,737
U.S. Government Agency Securities	—	4,575	—	4,575
Mortgage-Backed Securities
Commercial Mortgage-Backed	—	133,493	970	134,463
Other Mortgage-Backed Securities^	—	408,769	—	408,769
Total Mortgage-Backed Securities	—	542,262	970	543,232
Corporate Debt Securities
Airlines	—	4,243	20,505	24,748
Other Corporate Debt Securities^	—	515,779	—	515,779
Total Corporate Debt Securities	—	520,022	20,505	540,527
Asset-Backed Securities	—	143,263	—	143,263
Government Securities^	—	32,805	—	32,805
Mutual Funds	—	86,975	—	86,975
Short-Term Investments	—	65,723	—	65,723
Total Investments	—	1,665,059	29,678	1,694,737

^  The Schedule of Investments provides information on the industry or state categorization for the portfolio.

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/12	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 10/31/13	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/13
Investments in Securities:
Core Bond
Corporate Debt Securities
Airlines	$655	$—	$(7)	$(67)	$2,213	$(193)	$—	$—	$2,601	$(67)
Asset-Backed Securities[z]	0	—	(642)	642	—	(0)	—	—	—	—
Total	655	—	(649)	575	2,213	(193)	—	—	2,601	(67)
See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Beginning balance, as of 11/1/12	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 10/31/13	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/13
Floating Rate Income
Bank Loan Obligations
Automotive	$—	$3	$—	$53	$2,475	$(13)	$—	$—	$2,518	$53
Business Equipment & Services	972	(2)	—	1	1,907	(9)	—	(972)	1,897	1
Containers & Glass Products	1,721	—	—	—	—	—	—	(1,721)	—	—
Equipment Leasing	1,640	—	—	—	—	—	—	(1,640)	—	—
Financial Intermediaries	626	4	20	66	5,701	(1,048)	—	—	5,369	80
Leisure Goods— Activities—Movies	—	1	—	29	4,889	(1,106)	—	—	3,813	29
Lodging & Casinos	—	—	—	22	634	—	—	—	656	22
Oil & Gas	294	1	5	37	4,373	(621)	—	(294)	3,795	37
Steel	3,835	—	10	(37)	421	(2,384)	—	(1,845)	—	—
Utilities	1,854	3	19	(20)	3,201	(1,888)	—	—	3,169	(20)
Total	10,942	10	54	151	23,601	(7,069)	—	(6,472)	21,217	202
High Income
Bank Loan Obligations
Lodging & Casinos	—	48	466	196	—	(10,061)	25,681	—	16,330	196
Corporate Debt Securities
Airlines	3,904	—	(22)	97	6,890	(1,563)	—	—	9,306	97
Total	3,904	48	444	293	6,890	(11,624)	25,681	—	25,636	293
Short Duration
Asset-Backed Securities[z]	0	—	(227)	227	—	(0)	—	—	—	—
Total	0	—	(227)	227	—	(0)	—	—	—	—
Short Duration High Income
Bank Loan Obligations
Leisure Goods— Activities—Movies	266	—	—	—	—	—	—	(266)	—	—
Corporate Debt Securities
Airlines	—	—	—	(1)	254	—	—	—	253	(1)
Total	266	—	—	(1)	254	—	—	(266)	253	(1)
Strategic Income
Bank Loan Obligations
Automotive	—	3	19	58	3,881	(1,245)	—	—	2,716	58

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Beginning balance, as of 11/1/12	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 10/31/13	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/13
Business Equipment & Services	$1,629	$—	$(10)	$(3)	$1,634	$(1,133)	$—	$(1,629)	$488	$(3)
Containers & Glass Products	1,028	—	—	—	—	—	—	(1,028)	—	—
Equipment Leasing	1,014	—	—	—	—	—	—	(1,014)	—	—
Financial Intermediaries	381	—	11	(9)	—	(383)	—	—	—	—
Leisure Goods— Activities—Movies	—	—	2	16	1,582	(401)	—	—	1,199	16
Lodging & Casinos	—	—	—	9	252	—	—	—	261	9
Oil & Gas	100	—	2	13	1,520	(155)	—	(100)	1,380	13
Radio & Television	—	—	—	—	658	—	—	—	658	—
Steel	1,110	—	2	(19)	435	(1,528)	—	—	—	—
Utilities	1,086	2	11	(10)	2,089	(1,677)	—	—	1,501	(10)
Mortgage-Backed Securities
Commercial Mortgage- Backed	—	—	—	(130)	1,100	—	—	—	970	(130)
Corporate Debt Securities
Airlines	5,205	—	(80)	(370)	18,330	(2,580)	—	—	20,505	(370)
Total	11,553	5	(43)	(445)	31,481	(9,102)	—	(3,771)	29,678	(417)

  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Funds do not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

  As of the period ending October 31, 2013, certain securities were transferred from one level to another based on beginning of period market values as of October 31, 2012. As of October 31, 2013, five securities in Floating Rate Income, one security in Short Duration High Income and five securities in Strategic Income transferred from Level 3 to Level 2 as a result of an increase in the number of observable inputs that were readily available to the independent pricing service. As of October 31, 2013, one security in High Income transferred from Level 2 to Level 3 as a result of a decrease in the number of observable inputs that were readily available to the independent pricing service. As of the period ending October 31, 2013, the Funds had no transfers between Levels 1 and 2.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2013:

(000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Futures contracts (unrealized appreciation)	$—	$—	$—	$—
Strategic Income
Futures contracts (unrealized appreciation)	$292	$—	$—	$292
Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2013:

(000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Futures contracts (unrealized depreciation)	$(985)	$—	$—	$(985)
Strategic Income
Futures contracts (unrealized depreciation)	$(12,738)	$—	$—	$(12,738)

##  At October 31, 2013, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond	$258,192	$3,172	$3,574	$(402)
Floating Rate Income	564,429	4,982	963	4,019
High Income	3,079,834	149,714	9,479	140,235
Municipal Intermediate Bond	157,310	3,826	2,429	1,397
New York Municipal Income	66,509	2,294	1,476	818
Short Duration	64,950	261	580	(319)
Short Duration High Income	101,973	863	501	362
Strategic Income	1,676,742	38,188	20,193	17,995

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2013, these securities amounted to approximately $8,640,000 or 4.0% of net assets for Core Bond, approximately $17,177,000 or 3.1% of net assets for Floating Rate Income, approximately $800,496,000 or 24.5% of net assets for High Income, approximately $762,000 or 0.5% of net assets for Municipal Intermediate Bond, approximately $5,974,000 or 9.4% of net assets for Short Duration, approximately $18,288,000 or 17.5% of net assets for Short Duration High Income and approximately $129,263,000 or 9.9% of net assets for Strategic Income.

Ñ  These securities have been deemed by the investment manager to be illiquid. At October 31, 2013, these securities amounted to approximately $21,217,000 or 3.8% of net assets for Floating Rate Income, $16,330,000 or 0.5% of net assets for High Income and approximately $8,203,000 or 0.6% of net assets for Strategic Income.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Ø  All or a portion of this security was purchased on a when-issued basis. At October 31, 2013, these securities amounted to $44,325,000 for Core Bond, $1,011,000 for Floating Rate Income, $30,733,000 for High Income, $3,514,000 for Municipal Intermediate Bond and $408,427,000 for Strategic Income. For TBA (to be announced) securities, the maturity date was not known at the time of investment.

ß  Security is guaranteed by the corporate or non-profit obligor.

¢  All or a portion of this security was purchased on a delayed delivery basis.

^^  All or a portion of this security has not settled as of October 31, 2013 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

ØØ  All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments and/or financial futures contracts and/or delayed delivery purchase commitments.

µ  Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of October 31, 2013, and their final maturities.

c  Payment-in-kind security for which part of the income earned may be paid as additional principal.

a  Principal amount is stated in the currency in which the security is denominated.

  AUD = Australian Dollar

  EUR = Euro Dollar

  NZD = New Zealand Dollar

b  Currently a zero coupon security; will convert to 4.00% on August 1, 2023.

z  A zero balance may reflect actual amounts rounding to less than $1,000.

±  See Note A-12 in the Notes to Financial Statements for the Funds' open derivatives at October 31, 2013.

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND
	October 31, 2013	October 31, 2013	October 31, 2013	October 31, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$257,790	$568,448	$3,220,069	$158,707
Affiliated issuers	—	—	—	—
	257,790	568,448	3,220,069	158,707
Cash	—	1,586	5,681	249
Foreign currency	—	—	—	—
Deposits with brokers for futures contracts (Note A)	561	—	—	—
Dividends and interest receivable	1,061	1,843	54,797	1,752
Receivable for securities sold	8,571	10,295	29,634	—
Receivable for Fund shares sold	127	1,617	7,042	585
Receivable from Management—net (Note B)	—	—	—	—
Receivable for variation margin (Note A)	6	—	—	—
Prepaid expenses and other assets	29	36	149	23
Total Assets	268,145	583,825	3,317,372	161,316
Liabilities
Distributions payable	76	337	3,114	57
Payable for securities purchased	53,138	24,003	43,669	3,458
Payable for Fund shares redeemed	234	1,888	5,782	383
Payable to investment manager—net (Notes A & B)	45	233	1,310	33
Payable to administrator—net (Note B)	15	107	595	6
Payable to trustees	3	3	3	3
Accrued expenses and other payables	84	94	358	90
Total Liabilities	53,595	26,665	54,831	4,030
Net Assets	$214,550	$557,160	$3,262,541	$157,286
Net Assets consist of:
Paid-in capital	$215,041	$554,211	$3,042,340	$154,929
Undistributed net investment income (loss)	—	—	183	—
Distributions in excess of net investment income	(76)	(250)	—	—
Accumulated net realized gains (losses) on investments	(63)	(1,016)	78,264	960
Net unrealized appreciation (depreciation) in value of investments	(352)	4,215	141,754	1,397
Net Assets	$214,550	$557,160	$3,262,541	$157,286
Net Assets
Investor Class	$13,539	$—	$311,481	$18,823
Trust Class	—	—	—	—
Institutional Class	165,867	430,668	1,949,590	131,965
Class A	30,143	74,674	395,620	4,973
Class C	5,001	51,818	60,004	1,525
Class R3	—	—	10,873	—
Class R6	—	—	534,973	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,308	—	32,350	1,626
Trust Class	—	—	—	—
Institutional Class	15,991	41,868	202,163	11,406
Class A	2,916	7,260	41,085	430
Class C	483	5,037	6,222	132
Class R3	—	—	1,129	—
Class R6	—	—	55,471	—
Net Asset Value, offering and redemption price per share
Investor Class	$10.35	$—	$9.63	$11.58
Trust Class	—	—	—	—
Institutional Class	10.37	10.29	9.64	11.57
Class R3	—	—	9.63	—
Class R6	—	—	9.64	—
Net Asset Value and redemption price per share
Class A	$10.34	$10.29	$9.63	$11.57
Offering Price per share
Class A‡	$10.80	$10.75	$10.06	$12.08
Net Asset Value and offering price per share
Class C^	$10.35	$10.29	$9.64	$11.57

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	October 31, 2013	October 31, 2013	October 31, 2013	October 31, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$67,327	$64,631	$102,335	$1,607,762
Affiliated issuers	—	—	—	86,975
	67,327	64,631	102,335	1,694,737
Cash	15	—	2	2,095
Foreign currency	—	—	—	3,731
Deposits with brokers for futures contracts (Note A)	—	—	—	7,735
Dividends and interest receivable	930	203	1,581	9,387
Receivable for securities sold	91	—	1,297	106,179
Receivable for Fund shares sold	3	79	18	1,753
Receivable from Management—net (Note B)	—	3	—	—
Receivable for variation margin (Note A)	—	—	—	144
Prepaid expenses and other assets	17	27	17	72
Total Assets	68,383	64,943	105,250	1,825,833
Liabilities
Distributions payable	21	11	—	858
Payable for securities purchased	—	1,402	713	511,738
Payable for Fund shares redeemed	6	59	65	8,200
Payable to investment manager—net (Notes A & B)	14	13	39	578
Payable to administrator—net (Note B)	9	—	19	386
Payable to trustees	3	3	3	3
Accrued expenses and other payables	56	92	68	237
Total Liabilities	109	1,580	907	522,000
Net Assets	$68,274	$63,363	$104,343	$1,303,833
Net Assets consist of:
Paid-in capital	$67,309	$79,481	$103,846	$1,291,395
Undistributed net investment income (loss)	12	152	—	1,773
Distributions in excess of net investment income	—	—	(3)	—
Accumulated net realized gains (losses) on investments	135	(16,253)	137	1,851
Net unrealized appreciation (depreciation) in value of investments	818	(17)	363	8,814
Net Assets	$68,274	$63,363	$104,343	$1,303,833
Net Assets
Investor Class	$—	$32,824	$—	$—
Trust Class	—	3,962	—	43,792
Institutional Class	68,274	18,068	102,937	739,085
Class A	—	6,300	1,178	311,773
Class C	—	2,209	228	191,706
Class R3	—	—	—	—
Class R6	—	—	—	17,477
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	4,113	—	—
Trust Class	—	521	—	3,916
Institutional Class	3,984	2,266	10,108	66,074
Class A	—	829	116	27,850
Class C	—	290	22	17,139
Class R3	—	—	—	—
Class R6	—	—	—	1,563
Net Asset Value, offering and redemption price per share
Investor Class	$—	$7.98	$—	$—
Trust Class	—	7.60	—	11.18
Institutional Class	17.14	7.97	10.18	11.19
Class R3	—	—	—	—
Class R6	—	—	—	11.18
Net Asset Value and redemption price per share
Class A	$—	$7.60	$10.19	$11.19
Offering Price per share
Class A‡	$—	$7.79	$10.64	$11.69
Net Asset Value and offering price per share
Class C^	$—	$7.61	$10.19	$11.19

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted except per share amounts)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND
	October 31, 2013	October 31, 2013	October 31, 2013	October 31, 2013
*Cost of Investments:
Unaffiliated issuers	$257,156	$564,233	$3,078,315	$157,310
Affiliated issuers	—	—	—	—
Total cost of investments	$257,156	$564,233	$3,078,315	$157,310
Total cost of foreign currency	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	October 31, 2013	October 31, 2013	October 31, 2013	October 31, 2013
*Cost of Investments:
Unaffiliated issuers	$66,509	$64,648	$101,972	$1,588,212
Affiliated issuers	—	—	—	85,303
Total cost of investments	$66,509	$64,648	$101,972	$1,673,515
Total cost of foreign currency	$—	$—	$—	$3,698

Statements of Operations

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2013	For the Year Ended October 31, 2013	For the Year Ended October 31, 2013
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$5,802	$21,014	$220,429	$4,452
Dividend income—affiliated issuers (Note I)	—	—	—	—
Foreign taxes withheld	—	—	—	—
Total income	$5,802	$21,014	$220,429	$4,452
Expenses:
Investment management fees (Note B)	616	2,210	15,958	392
Administration fees (Note B)	148	265	1,995	94
Administration fees (Note B):
Investor Class	31	—	682	42
Trust Class	—	—	—	—
Institutional Class	172	316	2,004	117
Class A	71	123	1,008	11
Class C	13	69	140	4
Class R3	—	—	22	—
Class R6	—	—	43	—
Distribution fees (Note B):
Investor Class	37	—	—	—
Trust Class	—	—	—	—
Class A	84	146	1,200	13
Class C	62	330	668	15
Class R3	—	—	52	—
Shareholder servicing agent fees:
Investor Class	18	—	116	10
Trust Class	—	—	—	—
Institutional Class	17	30	270	11
Class A	23	10	169	2
Class C	2	6	18	1
Class R3	—	—	2	—
Class R6	—	—	17	—
Builder Class (Note B)	—	—	—	—
Premier Class (Note B)	—	—	—	—
Audit fees	28	31	63	55
Custodian and accounting fees	154	326	595	121
Insurance expense	10	13	144	6
Legal fees	94	93	113	91
Registration and filing fees	80	89	351	67
Registration and filing fees—Builder Class	—	—	—	—
Registration and filing fees—Premier Class	—	—	—	—
Shareholder reports	49	27	280	15
Trustees' fees and expenses	45	45	45	45
Miscellaneous	33	28	151	11
Fund accounting fees (Note B)	—	—	—	—
Compliance service fees (Note B)	—	—	—	—
Total expenses	1,787	4,157	26,106	1,123

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND		SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	For the Period March 1, 2013 to October 31, 2013	For the Year Ended February 28, 2013	For the Year Ended October 31, 2013	For the Year Ended October 31, 2013	For the Year Ended October 31, 2013
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$1,692	$2,248	$929	$3,075	$54,875
Dividend income—affiliated issuers (Note I)	—	—	—	—	302
Foreign taxes withheld	—	—	—	—	(3)
Total income	$1,692	$2,248	$929	$3,075	$55,174
Expenses:
Investment management fees (Note B)	124	324	169	282	7,043
Administration fees (Note B)	32	81	41	38	769
Administration fees (Note B):
Investor Class	—	—	74	—	—
Trust Class	—	—	20	—	120
Institutional Class	42	—	20	56	622
Class A	—	—	8	1	722
Class C	—	—	4	—	431
Class R3	—	—	—	—	—
Class R6	—	—	—	—	1
Distribution fees (Note B):
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	35
Class A	—	—	10	2	860
Class C	—	—	17	1	2,052
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	33	—	—
Trust Class	—	—	1	—	8
Institutional Class	31	—	2	6	78
Class A	—	—	1	2	131
Class C	—	—	—	2	44
Class R3	—	—	—	—	—
Class R6	—	—	—	—	2
Builder Class (Note B)	—	39	—	—	—
Premier Class (Note B)	1	18	—	—	—
Audit fees	24	29	59	33	69
Custodian and accounting fees	29	33	85	96	546
Insurance expense	2	12	2	1	45
Legal fees	75	59	92	87	168
Registration and filing fees	13	7	85	86	207
Registration and filing fees—Builder Class	—	14	—	—	—
Registration and filing fees—Premier Class	—	7	—	—	—
Shareholder reports	12	41	15	3	126
Trustees' fees and expenses	23	63	45	45	45
Miscellaneous	9	15	8	2	92
Fund accounting fees (Note B)	—	44	—	—	—
Compliance service fees (Note B)	—	36	—	—	—
Total expenses	417	822	791	743	14,216

Statements of Operations (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2013	For the Year Ended October 31, 2013	For the Year Ended October 31, 2013
Expenses reimbursed by Management (Note B)	(405)	(465)	—	(270)
Management fees waived (Note B)	—	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	(1)	—
Total net expenses	1,382	3,692	26,105	853
Net investment income (loss)	$4,420	$17,322	$194,324	$3,599
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(1,076)	(100)	79,684	979
Financial futures contracts	1,800	—	—	—
Foreign currency	1	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(8,962)	1,876	8,364	(6,679)
Affiliated investment securities	—	—	—	—
Financial futures contracts	(905)	—	—	—
Foreign currency	—	—	—	—
Net gain (loss) on investments	(9,142)	1,776	88,048	(5,700)
Net increase (decrease) in net assets resulting from operations	$(4,722)	$19,098	$282,372	$(2,101)

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND		SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	For the Period March 1, 2013 to October 31, 2013	For the Year Ended February 28, 2013	For the Year Ended October 31, 2013	For the Year Ended October 31, 2013	For the Year Ended October 31, 2013
Expenses reimbursed by Management (Note B)	—	—	(332)	(270)	(828)
Management fees waived (Note B)	—	—	—	—	(42)
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—	—	—
Total net expenses	417	822	459	473	13,346
Net investment income (loss)	$1,275	$1,426	$470	$2,602	$41,828
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	164	3	(715)	149	(6,697)
Financial futures contracts	—	—	1	—	13,531
Foreign currency	—	—	—	—	(117)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(2,978)	—	928	422	(29,431)
Affiliated investment securities	—	187	—	—	1,672
Financial futures contracts	—	—	—	—	(11,991)
Foreign currency	—	—	—	—	34
Net gain (loss) on investments	(2,814)	190	214	571	(32,999)
Net increase (decrease) in net assets resulting from operations	$(1,539)	$1,616	$684	$3,173	$8,829

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		FLOATING RATE INCOME FUND
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$4,420	$4,959	$17,322	$11,321
Net realized gain (loss) on investments	725	7,747	(100)	660
Change in net unrealized appreciation (depreciation) of investments	(9,867)	4,526	1,876	5,876
Net increase (decrease) in net assets resulting from operations	(4,722)	17,232	19,098	17,857
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(226)	(273)	—	—
Trust Class	—	—	—	—
Institutional Class	(3,673)	(4,043)	(14,360)	(9,613)
Class A	(507)	(537)	(2,154)	(1,324)
Class C	(48)	(72)	(950)	(388)
Class R3	—	—	—	—
Class R6	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Net realized gain on investments:
Investor Class	(414)	(402)	—	—
Trust Class	—	—	—	—
Institutional Class	(5,453)	(4,669)	—	—
Class A	(1,118)	(714)	—	—
Class C	(184)	(157)	—	—
Class R3	—	—	—	—
Tax return of capital:
Investor Class	(23)	—	—	—
Institutional Class	(297)	—	—	—
Class A	(52)	—	—	—
Class C	(10)	—	—	—
Total distributions to shareholders	(12,005)	(10,867)	(17,464)	(11,325)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,674	3,488	—	—
Trust Class	—	—	—	—
Institutional Class	33,946	67,757	323,861	119,417
Class A	20,143	35,547	59,730	17,827
Class C	1,462	9,546	41,592	9,419
Class R3	—	—	—	—
Class R6	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	636	655	—	—
Trust Class	—	—	—	—
Institutional Class	8,309	7,245	12,305	8,930
Class A	1,558	1,169	1,658	926
Class C	95	85	471	175
Class R3	—	—	—	—
Class R6	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Payments for shares redeemed:
Investor Class	(4,053)	(3,928)	—	—
Trust Class	—	—	—	—
Institutional Class	(82,428)	(41,708)	(148,267)	(73,816)
Class A	(36,476)	(16,628)	(23,724)	(5,453)
Class C	(3,096)	(7,345)	(4,777)	(3,208)
Class R3	—	—	—	—
Class R6	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—

See Notes to Financial Statements

	HIGH INCOME BOND FUND		MUNICIPAL INTERMEDIATE BOND FUND
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$194,324	$172,169	$3,599	$3,449
Net realized gain (loss) on investments	79,684	37,595	979	964
Change in net unrealized appreciation (depreciation) of investments	8,364	107,173	(6,679)	5,272
Net increase (decrease) in net assets resulting from operations	282,372	316,937	(2,101)	9,685
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(18,833)	(20,435)	(439)	(1,061)
Trust Class	—	—	—	—
Institutional Class	(132,245)	(124,640)	(3,038)	(2,334)
Class A	(26,671)	(23,703)	(103)	(38)
Class C	(3,219)	(3,100)	(19)	(16)
Class R3	(555)	(360)	—	—
Class R6	(12,881)	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Net realized gain on investments:
Investor Class	(3,851)	(2,732)	(134)	(765)
Trust Class	—	—	—	—
Institutional Class	(26,761)	(13,495)	(813)	(46)
Class A	(5,861)	(2,809)	(24)	(1)
Class C	(823)	(434)	(10)	(5)
Class R3	(104)	(29)	—	—
Tax return of capital:
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(231,804)	(191,737)	(4,580)	(4,266)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	65,445	87,461	797	8,368
Trust Class	—	—	—	—
Institutional Class	1,118,289	1,383,112	31,383	124,889
Class A	249,096	275,080	3,503	3,475
Class C	12,430	36,975	891	1,065
Class R3	7,550	7,723	—	—
Class R6	555,474	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	21,315	21,678	470	1,681
Trust Class	—	—	—	—
Institutional Class	117,445	94,585	3,329	2,192
Class A	28,440	22,873	81	32
Class C	2,376	2,019	15	9
Class R3	529	282	—	—
Class R6	12,881	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Payments for shares redeemed:
Investor Class	(121,476)	(92,592)	(2,423)	(109,723)
Trust Class	—	—	—	—
Institutional Class	(1,630,943)	(776,274)	(21,958)	(10,339)
Class A	(393,392)	(151,755)	(1,754)	(309)
Class C	(28,173)	(16,273)	(816)	(227)
Class R3	(7,102)	(1,577)	—	—
Class R6	(32,102)	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND		FLOATING RATE INCOME FUND
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Proceeds from shares issued in connection with the Reorganization (Note F):
Institutional Class	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Net increase (decrease) from Fund share transactions	(58,230)	55,883	262,849	74,217
Net Increase (Decrease) in Net Assets	(74,957)	62,248	264,483	80,749
Net Assets:
Beginning of year	289,507	227,259	292,677	211,928
End of year	$214,550	$289,507	$557,160	$292,677
Undistributed net investment income (loss) at end of year	$—	$—	$—	$—
Distributions in excess of net investment income at end of year	$(76)	$(99)	$(250)	$(108)

See Notes to Financial Statements

	HIGH INCOME BOND FUND		MUNICIPAL INTERMEDIATE BOND FUND
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Proceeds from shares issued in connection with the Reorganization (Note F):
Institutional Class	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Net increase (decrease) from Fund share transactions	(21,918)	893,317	13,518	21,113
Net Increase (Decrease) in Net Assets	28,650	1,018,517	6,837	26,532
Net Assets:
Beginning of year	3,233,891	2,215,374	150,449	123,917
End of year	$3,262,541	$3,233,891	$157,286	$150,449
Undistributed net investment income (loss) at end of year	$183	$263	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	NEW YORK MUNICIPAL INCOME FUND			SHORT DURATION BOND FUND
	Period from March 1, 2013 to October 31, 2013	Year Ended February 28, 2013	Year Ended February 29, 2012 (see Note A-1)	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,275	$1,426	$1,664	$470	$979
Net realized gain (loss) on investments	164	3	1	(714)	(957)
Change in net unrealized appreciation (depreciation) of investments	(2,978)	187	1,649	928	2,587
Net increase (decrease) in net assets resulting from operations	(1,539)	1,616	3,314	684	2,609
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class			—	(541)	(947)
Trust Class	—	—	—	(65)	(127)
Institutional Class	—	—	—	(378)	(374)
Class A	(1,237)	—	—	(55)	(16)
Class C	—	—	—	(10)	(16)
Class R3	—	—	—	—	—
Class R6	—	—	—	—	—
Builder Class	(17)	(632)	(751)	—	—
Premier Class	(21)	(792)	(911)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Class R3	—	—	—	—	—
Tax return of capital:
Investor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Total distributions to shareholders	(1,275)	(1,424)	(1,662)	(1,049)	(1,480)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	2,717	3,431
Trust Class	—	—	—	1,062	920
Institutional Class	281	—	—	12,276	17,490
Class A	—	—	—	6,304	2,227
Class C	—	—	—	2,198	1,375
Class R3	—	—	—	—	—
Class R6	—	—	—	—	—
Builder Class	38	1,303	747	—	—
Premier Class	6	2,176	1,197	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	505	888
Trust Class	—	—	—	64	126
Institutional Class	1,133	—	—	339	358
Class A	—	—	—	33	13
Class C	—	—	—	4	7
Class R3	—	—	—	—	—
Class R6	—	—	—	—	—
Builder Class	—	589	698	—	—
Premier Class	—	628	756	—	—
Payments for shares redeemed:
Investor Class	—	—	—	(8,994)	(10,394)
Trust Class	—	—	—	(2,691)	(1,985)
Institutional Class	(7,248)	—	—	(16,596)	(13,811)
Class A	—	—	—	(2,360)	(91)
Class C	—	—	—	(1,668)	(699)
Class R3	—	—	—	—	—
Class R6	—	—	—	—	—
Builder Class	(177)	(3,422)	(2,738)	—	—
Premier Class	—	(6,619)	(2,546)	—	—

See Notes to Financial Statements

	SHORT DURATION HIGH INCOME FUND		STRATEGIC INCOME FUND
	Year Ended October 31, 2013	Period from September 28, 2012 (Commencement of Operations) to October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$2,602	$71	$41,828	$24,624
Net realized gain (loss) on investments	149	75	6,717	23,145
Change in net unrealized appreciation (depreciation) of investments	422	(59)	(39,716)	37,198
Net increase (decrease) in net assets resulting from operations	3,173	87	8,829	84,967
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	—	—	(1,195)	(801)
Institutional Class	(2,579)	(71)	(25,805)	(13,396)
Class A	(23)	(0)	(11,456)	(8,730)
Class C	(3)	(0)	(5,421)	(4,324)
Class R3	—	—	—	—
Class R6	—	—	(174)	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	(551)	(212)
Institutional Class	(87)	—	(10,764)	(2,545)
Class A	(0)	—	(6,268)	(2,165)
Class C	(0)	—	(3,816)	(1,374)
Class R3	—	—	—	—
Tax return of capital:
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(2,692)	(71)	(65,450)	(33,547)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	—	—	30,105	10,465
Institutional Class	78,635	35,040	548,706	374,157
Class A	1,559	67	245,524	174,063
Class C	291	30	74,250	75,610
Class R3	—	—	—	—
Class R6	—	—	17,511	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	—	—	1,718	990
Institutional Class	2,665	71	25,773	10,004
Class A	22	—	14,465	9,064
Class C	3	—	5,527	3,060
Class R3	—	—	—	—
Class R6	—	—	174	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	—	—	(13,234)	(5,762)
Institutional Class	(3,876)	(10,078)	(331,445)	(92,839)
Class A	(483)	—	(241,790)	(86,202)
Class C	(100)	—	(63,503)	(24,726)
Class R3	—	—	—	—
Class R6	—	—	(49)	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	NEW YORK MUNICIPAL INCOME FUND			SHORT DURATION BOND FUND
	Period from March 1, 2013 to October 31, 2013	Year Ended February 28, 2013	Year Ended February 29, 2012 (see Note A-1)	Year Ended October 31, 2013	Year Ended October 31, 2012
Proceeds from shares issued in connection with the Reorganization (Note F):
Institutional Class	76,649	—	—	—	—
Builder Class	(35,911)	—	—	—	—
Premier Class	(40,738)	—	—	—	—
Net increase (decrease) from Fund share transactions	(5,967)	(5,345)	(1,886)	(6,807)	(145)
Net Increase (Decrease) in Net Assets	(8,781)	(5,153)	(234)	(7,172)	984
Net Assets:
Beginning of year	77,055	82,208	82,442	70,535	69,551
End of year	$68,274	$77,055	$82,208	$63,363	$70,535
Undistributed net investment income (loss) at end of year	$12	$16	$14	$152	$158
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—
See Notes to Financial Statements

	SHORT DURATION HIGH INCOME FUND		STRATEGIC INCOME FUND
	Year Ended October 31, 2013	Period from September 28, 2012 (Commencement of Operations) to October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Proceeds from shares issued in connection with the Reorganization (Note F):
Institutional Class	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Net increase (decrease) from Fund share transactions	78,716	25,130	313,732	447,884
Net Increase (Decrease) in Net Assets	79,197	25,146	257,111	499,304
Net Assets:
Beginning of year	25,146	—	1,046,722	547,418
End of year	$104,343	$25,146	$1,303,833	$1,046,722
Undistributed net investment income (loss) at end of year	$—	$—	$1,773	$1,832
Distributions in excess of net investment income at end of year	$(3)	$—	$—	$—

Notes to Financial Statements Income Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Each Fund is a separate operating series of the Trust and is diversified. Four Funds offer Investor Class shares, two offer Trust Class shares, eight offer Institutional Class shares, seven offer Class A shares, seven offer Class C shares, one offers Class R3 shares and two offer Class R6 shares. Short Duration High Income had no operations until September 28, 2012 other than matters relating to its organization and registration of its shares under the 1933 Act. New York Municipal Income had no operations until March 11, 2013, other than matters relating to its organization and registration of its shares as a series of the Trust under the 1933 Act. New York Municipal Income was the successor to The Empire Builder Tax Free Bond Fund (the "Predecessor Fund") pursuant to a reorganization that took place prior to March 11, 2013. The financial information prior to March 11, 2013, for the Institutional Class of New York Municipal Income is that of the Builder Class of the Predecessor Fund (see Notes F and H for more information). The Board may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High Income and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High Income and Strategic Income), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which Core Bond, High Income and Strategic Income participated as class members. The amounts of such proceeds for the year ended October 31, 2013 were $159,599, $24,959 and $670 for Core Bond, High Income and Strategic Income, respectively.

5  Income tax information:Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2010 - 2012 (February 28, 2011 - February 28, 2013 for New York Municipal Income). As of October 31, 2013, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: amortization of bond premium, non-deductible 12b-1 fees, tax treatment of deflation adjustments on U.S. Treasury Inflation Protected Bonds, capital loss carryforwards expiring, paydown gains and losses, foreign currency gains and losses, return of capital distributions, and distribution redesignations. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2013, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Core Bond	$—	$57,164	$(57,164)
Floating Rate Income	—	—	—
High Income	—	—	—
Municipal Intermediate Bond	—	—	—
New York Municipal Income(1)	18,682	(3,713)	(14,969)
Short Duration	(3,168,737)	573,293	2,595,444
Short Duration High Income	—	—	—
Strategic Income	—	2,164,578	(2,164,578)

(1)  For the period March 1, 2013 to October 31, 2013.

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012, except for New York Municipal Income (see footnotes 2, 3 and 4), was as follows:

	Distributions Paid From:
	Taxable Income				Tax-Exempt Income				Long-Term Capital Gain				Return of Capital				Total
	2013		2012		2013		2012		2013		2012		2013		2012		2013		2012
Core Bond	$8,973,868		$9,598,829		$—		$—		$2,649,482		$1,267,893		$381,734		$—		$12,005,084		$10,866,722
Floating Rate Income	17,464,260		11,325,064		—		—		—		—		—		—		17,464,260		11,325,064
High Income	228,534,877		175,342,574		—		—		3,268,594		16,394,086		—		—		231,803,471		191,736,660
Municipal Intermediate Bond	762,533		237,224		3,598,216		3,448,763		219,147		580,339		—		—		4,579,896		4,266,326
New York Municipal Income	1,039	(4)	—	(2)(3)	1,273,671	(4)	1,423,654	(2)(3)	—	(4)	—	(2)(3)	—	(4)	—	(2)(3)	1,274,710	(4)	1,423,654	(2)(3)
Short Duration	1,049,318		1,479,347		—		—		—		—		—		—		1,049,318		1,479,347
Short Duration High Income	2,691,944		71,279	(1)	—		—	(1)	—		—	(1)	—		—	(1)	2,691,944		71,279	(1)
Strategic Income	62,378,683		30,907,548		—		—		3,071,502		2,639,229		—		—		65,450,185		33,546,777

(1)  Period from September 28, 2012 (Commencement of Operations) to October 31, 2012.

(2)  Year ended February 28, 2013.

(3)  Year ended February 29, 2012. Distributions paid from tax-exempt income was $1,662,562.

(4)  Period from March 1, 2013 to October 31, 2013.

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$—	$—	$—	$(415,438)	$—	$(76,382)	$(491,820)
Floating Rate Income	172,622	—	—	4,019,533	(835,287)	(407,592)	2,949,276
High Income	32,474,151	—	50,606,349	140,234,642	—	(3,113,914)	220,201,228
Municipal Intermediate Bond	—	57,227	960,102	1,397,024	—	(57,387)	2,356,966

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
New York Municipal Income	$—	$32,608	$135,591	$818,116	$—	$(20,701)	$965,614
Short Duration	162,906	—	—	(319,305)	(15,950,521)	(10,865)	(16,117,785)
Short Duration High Income	138,471	—	—	361,603	—	(3,724)	496,350
Strategic Income	2,633,684	—	—	17,698,149	(7,036,290)	(857,660)	12,437,883

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of distribution payments, delayed settlement compensation on bank loans, timing differences of wash sales, mark to market on certain futures contract transactions, organizational expenses, capital loss carryforwards, deferral of current year straddle losses, tax treatment of deflation adjustments on U.S. Treasury Inflation Protected Bonds and amortization of bond premium/discount.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Funds on November 1, 2011 (March 1, 2011 for New York Municipal Income and September 28, 2012 (Commencement of Operations) for Short Duration High Income). The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considere d short-term in character ("Pre- Enactment"). As determined at October 31, 2013, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

			Pre-Enactment
			Expiring in:
	2014	2015	2016	2017	2018	2019
Floating Rate Income	$—	$—	$—	$—	$—	$835,287
Short Duration	2,244,689	643,625	—	8,069,282	850,271	1,276,932

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Short Duration	$2,661,055	$204,667
Strategic Income	—	7,036,290

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended October 31, 2013, Floating Rate Income utilized capital loss carryforwards of $51,452. During the period ended October 31, 2013, New York Municipal Income utilized capital loss carryforwards of $28,934. During the year ended October 31, 2013, Short Duration had capital loss carryforwards expire of $3,168,736.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

8  Dollar rolls: Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High Income and Strategic Income may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

9  When-Issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

11  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12  Derivative instruments: During the year ended October 31, 2013, certain of the Funds' use of derivatives, as described below, was limited to financial futures contracts. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: During the year ended October 31, 2013, Floating Rate Income, High Income, Municipal Intermediate Bond, New York Municipal Income and Short Duration High Income did not enter into any financial futures contracts. During the year ended October 31, 2013, Core Bond, Short Duration and Strategic Income entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device.

At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and n ot in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

At October 31, 2013, open positions in financial futures contracts were:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Core Bond	December 2013	46 U.S. Treasury Note, 2 Year	Short	$(37,089)
Core Bond	December 2013	18 U.S. Treasury Bond, 30 Year	Short	(77,553)
Core Bond	December 2013	20 U.S. Treasury Bond, Ultra Long	Short	(114,687)
Core Bond	December 2013	76 U.S. Treasury Note, 10 Year	Short	(184,619)
Core Bond	December 2013	291 U.S. Treasury Note, 5 Year	Short	(519,060)
Core Bond	June 2014	15 New Zealand Bank Bill, 90 Day	Long	(9,682)
Core Bond	September 2015	23 Canada Bankers Acceptance, 3 Month	Long	(3,938)
Core Bond	December 2016	38 Euribor Interest Rate, 3 Month	Long	(29,052)
Core Bond	December 2016	48 Sterling Interest Rate, 3 Month	Long	(3,536)
Core Bond	December 2016	48 Eurodollar, 90 Day	Long	(6,215)
Total				$(985,431)

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Strategic Income	December 2013	134 Mini Japanese, 10 Year	Short	$(263,349)
Strategic Income	December 2013	193 U.S. Treasury Note, 2 Year	Short	(155,612)
Strategic Income	December 2013	110 Australian Dollar	Short	(181,832)
Strategic Income	December 2013	39 Euro Currency	Short	(156,144)
Strategic Income	December 2013	86 Euro-Buxl	Short	(370,021)
Strategic Income	December 2013	207 New Zealand Dollar	Short	(450,183)
Strategic Income	December 2013	211 U.S. Treasury Bond, Ultra Long	Short	(1,130,989)
Strategic Income	December 2013	1,830 U.S. Treasury Note, 10 Year	Short	(5,025,019)
Strategic Income	December 2013	2,707 U.S. Treasury Note, 5 Year	Short	(4,730,887)
Strategic Income	December 2013	65 U.S. Treasury Bond, 30 Year	Long	124,904
Strategic Income	June 2014	87 New Zealand Bank Bill, 90 Day	Long	(56,157)
Strategic Income	September 2015	467 Canada Bankers Acceptance, 3 Month	Long	166,993
Strategic Income	December 2016	221 Euribor Interest Rate, 3 Month	Long	(167,589)
Strategic Income	December 2016	290 Sterling Interest Rate, 3 Month	Long	(21,366)
Strategic Income	December 2016	287 Eurodollar, 90 Day	Long	(28,931)
Total				$(12,446,182)

During the year ended October 31, 2013, the average notional value of financial futures contracts was:

	Long Positions	Short Positions
Core Bond	$25,490,610	$(66,131,399)
Short Duration	$—	$(84,736)
Strategic Income	$212,042,377	$(349,568,577)

At October 31, 2013, the notional value of financial futures contracts was:

	Long Positions	Short Positions
Core Bond	$51,622,803	$(60,538,281)
Short Duration	$—	$—
Strategic Income	$391,315,391	$(703,960,482)

At October 31, 2013, the Funds had deposited the following in segregated accounts to cover margin requirements on open futures contracts:

Core Bond	$561,201
Short Duration	$—
Strategic Income	$7,735,238

At October 31, 2013, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Total
Core Bond
Futures Contracts		$—	$—	$—
Total Value	Receivable/Payable for variation margin(1)	$—	$—	$—
	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Total
Strategic Income
Futures Contracts		$291,897	$—	$291,897
Total Value		$291,897	$—	$291,897
Liability Derivatives
	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Total
Core Bond
Futures Contracts		$(985,431)	$—	$(985,431)
Total Value	Receivable/Payable for variation margin(1)	$(985,431)	$—	$(985,431)
Strategic Income
Futures Contracts		$(11,949,920)	$(788,159)	$(12,738,079)
Total Value		$(11,949,920)	$(788,159)	$(12,738,079)

(1)  "Futures Contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of October 31, 2013, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of October 31, 2013, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2013, was as follows:

Realized Gain (Loss)

	Statements of Operations Location	Interest Rate Risk	Currency Risk	Total
Core Bond
Futures Contracts		$1,800,278	$—	$1,800,278
Total Realized Gain (Loss)	Net realized gain (loss) on: financial futures contracts	$1,800,278	$—	$1,800,278
Short Duration
Futures Contracts		$1,231	$—	$1,231
Total Realized Gain (Loss)		$1,231	$—	$1,231
Strategic Income
Futures Contracts		$12,615,790	$914,965	$13,530,755
Total Realized Gain (Loss)		$12,615,790	$914,965	$13,530,755

Change in Appreciation (Depreciation)

	Statements of Operations Location	Interest Rate Risk	Currency Risk	Total
Core Bond
Futures Contracts		$(905,209)	$—	$(905,209)
Total Change in Appreciation (Depreciation)	Change in net unrealized appreciation	$(905,209)	$—	$(905,209)
Strategic Income	(depreciation) in
Futures Contracts	value of:	$(11,464,731)	$(525,954)	$(11,990,685)
Total Change in Appreciation (Depreciation)	financial futures contracts	$(11,464,731)	$(525,954)	$(11,990,685)

Management has concluded that the Funds, except Core Bond, Short Duration and Strategic Income, did not hold any derivative instruments during the year ended October 31, 2013 that require additional disclosures pursuant to ASC 815.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Transactions with other funds managed by Neuberger Berman Management LLC: Neuberger Berman Income Funds and Management have obtained an exemptive order from the Securities and Exchange Commission ("SEC")

that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Through October 31, 2013, Strategic Income invested in the Neuberger Berman Emerging Markets Income Fund (an "Underlying Fund") (see Note I).

For Strategic Income's investment in the Underlying Fund, Management waived a portion of its management fee equal to the management fee it received from the Underlying Fund on those assets (the "Arrangement"). For the fiscal period ended October 31, 2013, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the fiscal period ended October 31, 2013, income earned under this Arrangement on Strategic Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the fiscal period ended October 31, 2013, management fees waived and income earned under this Arrangement on Strategic Income's investments in the Underlying Fund were as follows:

	Management Fees Waived	Income Earned
Strategic Income	$41,563	$302,356

15  Expense offset arrangement: Prior to January 1, 2013, each Fund (prior to August 2, 2010 for New York Municipal Income) had an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2013, the impact of this arrangement was a reduction of expenses of $43, $220, $1,349, $83, $39, $15 and $260 for Core Bond, Floating Rate Income, High Income, Municipal Intermediate Bond, Short Duration, Short Duration High Income and Strategic Income, respectively.

16  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, Core Bond, Municipal Intermediate Bond, New York Municipal Income (as of March 11, 2013) and Short Duration each pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the period ended October 31, 2013, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25%, 0.25% , 0.25% and 0.25% of Core Bond's, Municipal Intermediate Bond's, New York Municipal Income's and Short Duration's average daily net assets, respectively. For such investment management services, Floating Rate Income, High Income, Short Duration High Income and Strategic Income each pays Management a fee at the annual rate of 0.50%, 0.48%, 0.45%, and 0.55%, respectively, of its average daily net assets.

Prior to March 11, 2013, New York Municipal Income's Predecessor Fund retained Glickenhaus & Co. (the "prior Adviser") to act as investment adviser pursuant to an Investment Advisory Agreement. As compensation for its advisory services, the prior Adviser received a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the first $100 million of average daily net assets and 0.3333% of such assets in excess of $100 million. The prior Adviser had agreed to a reduction of its advisory fees to the extent that the Predecessor Fund's total expenses, including the advisory fees, exceeded 1.50% per annum of the Predecessor Fund's average daily net assets. For the period prior to March 11, 2013, there was no reduction of advisory fees pursuant to this agreement.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class, Class A, Class C and Class R3 of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, Trust Class of each of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets, Institutional Class of each Fund (as of March 11, 2013 for New York Municipal Income) that offers that class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets and Class R6 of each of High Income and Strategic Income pays Management an administrative fee at the annual rate of 0.02% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Prior to March 11, 2013, New York Municipal Income's Predecessor Fund retained Ultimus Fund Solutions, LLC ("Ultimus") as its administrator under an Administration Agreement. For the performance of these administrative services, the Predecessor Fund paid Ultimus a fee at the annual rate of 0.10% of the average value of its daily net assets up to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee was $5,000 per month.

Prior to March 11, 2013, under the terms of a Fund Accounting Agreement with New York Municipal Income's Predecessor Fund, Ultimus provided the Fund with accounting and pricing services. For calculating daily net asset value per share and maintaining such books and records as was necessary to enable Ultimus to perform its duties, the Predecessor Fund paid Ultimus a base fee of $3,000 per month, plus an asset-based fee at the annual rate of 0.01% of the average value of its daily net assets up to $500 million and 0.005% of such assets in excess of $500 million.

Prior to March 11, 2013, under the terms of a Transfer Agent and Shareholder Services Agreement with New York Municipal Income's Predecessor Fund, Ultimus served as transfer agent and shareholder services agent for the Predecessor Fund.

Prior to March 11, 2013, under the terms of a Compliance Consulting Agreement between New York Municipal Income's Predecessor Fund and Ultimus (the "Compliance Agreement"), Ultimus made available an individual to serve as the Predecessor Fund's Chief Compliance Officer ("CCO"). Under the Compliance Agreement, Ultimus also provided infrastructure and support in implementing the written policies and procedures comprising the Predecessor Fund's compliance program, including supporting services to the CCO.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend expenses on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the period ended October 31, 2013, there was no repayment to Management under these agreements.

At October 31, 2013, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed in Fiscal Period Ending, October 31,
				2011	2012		2013
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2014	2015		2016
Core Bond Investor Class	0.85%		10/31/21	$29,269	$27,514		$35,806
Core Bond Institutional Class	0.45%		10/31/21	134,496	154,024		298,036
Core Bond Class A	0.85%		10/31/21	16,514	26,508		61,747
Core Bond Class C	1.60%		10/31/21	2,434	6,318		9,196
Floating Rate Income Institutional Class	0.70%		10/31/16	358,055	374,906		367,105
Floating Rate Income Class A	1.07%		10/31/21	54,980	58,121		63,435
Floating Rate Income Class C	1.82%		10/31/21	11,494	21,016		34,681
High Income Investor Class	1.00%		10/31/16	—	—		—
High Income Institutional Class	0.75%		10/31/16	—	—		—
High Income Class A	1.12%		10/31/16	—	—		—
High Income Class C	1.87%		10/31/16	—	—		—
High Income Class R3	1.37%		10/31/16	—	—		—
High Income Class R6	0.68%		10/31/16	—	—		—	(4)
Municipal Intermediate Bond Investor Class	0.65%		10/31/16	364,558	93,905		36,412
Municipal Intermediate Bond Institutional Class	0.50%		10/31/16	11,099	179,948		220,175
Municipal Intermediate Bond Class A	0.87%		10/31/16	1,607	4,964		9,915
Municipal Intermediate Bond Class C	1.62%		10/31/16	1,310	3,645		3,722
New York Municipal Income Institutional Class	1.00%		10/31/15	—	—		—	(5)
Short Duration Investor Class	0.70%		10/31/16	256,301	194,144		172,377
Short Duration Trust Class	0.80%		10/31/16	43,741	31,215		25,172
Short Duration Institutional Class	0.50%		10/31/16	55,445	72,550		105,939
Short Duration Class A	0.87%		10/31/16	2,715	4,577		19,994
Short Duration Class C	1.62%		10/31/16	2,242	6,131		8,495
Short Duration High Income Institutional Class	0.75	%(3)	10/31/16	—	177,932	(2)	264,663
Short Duration High Income Class A	1.12	%(3)	10/31/16	—	382	(2)	3,831
Short Duration High Income Class C	1.87	%(3)	10/31/16	—	242	(2)	1,999
Strategic Income Trust Class	1.10%		10/31/16	28,723	21,192		25,620
Strategic Income Institutional Class	0.75%		10/31/21	219,304	285,110		418,813
Strategic Income Class A	1.15%		10/31/21	259,854	211,303		194,057
Strategic Income Class C	1.85%		10/31/21	184,718	176,962		185,562
Strategic Income Class R6	0.68%		10/31/16	—	—		4,189	(4)

(1)  Expense limitation per annum of the respective class's average daily net assets.

(2)  Period from September 28, 2012 to October 31, 2012.

(3)  In addition, Management voluntarily waived expenses as necessary to maintain a minimum yield from September 28, 2012 (Commencement of Operations) to October 2, 2012. For the period ended October 31, 2012, voluntary reimbursements for the Institutional Class, Class A and Class C of Short Duration High Income amounted to $935, $5 and $8, respectively. These amounts are not subject to recovery by Management. This undertaking was in addition to the contractual undertakings as stated above.

(4)  Period from March 15, 2013 to October 31, 2013.

(5)  Period from March 11, 2013 to October 31, 2013.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to High Income, Municipal Intermediate Bond, Short Duration and Strategic Income, is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund it sub-advises. NBFI, as the sub-adviser to Core Bond, Floating Rate Income, New York Municipal Income and Short Duration High Income, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

Management and NBFI are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of September 30, 2013, approximately 76% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 24% of such equity. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's equity as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG equity held by the LBHI Parties through a process that is expected to end in 2016.

Prior to March 11, 2013, certain officers and Trustees of New York Municipal Income's Predecessor Fund were affiliated with the prior Adviser or Ultimus. Except as disclosed above in connection with the Compliance Agreement, such officers and Trustees received no compensation from the Fund for serving in their respective roles. Each of the four non-interested Trustees who served on the Fund's Board were paid a retainer of $2,600 per quarter and an additional $900 fee for each Board meeting attended, plus reimbursement for certain expenses. The non-interested Trustees who served on committees of the Board received an additional fee of $750 for attendance at each committee meeting held on a day other than a regular quarterly Board meeting. Prior to March 6, 2012, the quarterly retainer paid to each Trustee was $2,100.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Floating Rate Income Class A's, High Income Class A's, Municipal Intermediate Bond Class A's, Short Duration Class A's, Short Duration High Income Class A's and Strategic Income Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's, Short Duration High Income Class C's and

Strategic Income Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50% (4.25% prior to June 15, 2011). Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2013, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Core Bond Class A	$481	$1,941	$—	$—
Core Bond Class C	—	1,547	—	—
Floating Rate Income Class A	13,444	6,000	—	—
Floating Rate Income Class C	—	7,160	—	—
High Income Class A	12,375	37,724	—	—
High Income Class C	—	19,611	—	—
Municipal Intermediate Bond Class A	927	—	—	—
Municipal Intermediate Bond Class C	—	316	—	—
Short Duration Class A	380	—	—	—
Short Duration Class C	—	1,270	—	—
Short Duration High Income Class A	—	—	—	—
Short Duration High Income Class C	—	—	—	—
Strategic Income Class A	30,246	38,538	—	—
Strategic Income Class C	—	65,152	—	—

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts) for the year ended October 31, 2013, were as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$835,239,033	$102,889,922	$880,416,225	$120,816,625
Floating Rate Income	—	587,195,009	—	332,893,509
High Income	—	2,541,468,351	—	2,646,365,198
Municipal Intermediate Bond	—	102,392,215	—	89,213,862
New York Municipal Income(1)	—	39,853,520	—	36,555,042
Short Duration	28,332,036	26,961,987	31,730,955	23,613,385
Short Duration High Income	—	109,090,970	—	30,902,867
Strategic Income	4,638,415,427	1,701,446,957	4,549,192,337	1,358,242,917

(1)  Period from March 1, 2013 to October 31, 2013.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2013 and October 31, 2012 was as follows:

	For the Year Ended October 31, 2013					For the Year Ended October 31, 2012
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Reorganization (Note F)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond:
Investor Class	157	60	—	(383)	(166)	324	61	(363)	22
Institutional Class	3,187	779	—	(7,776)	(3,810)	6,241	677	(3,852)	3,066
Class A	1,939	146	—	(3,463)	(1,378)	3,279	109	(1,539)	1,849
Class C	136	9	—	(294)	(149)	885	8	(671)	222
Floating Rate Income:
Institutional Class	31,489	1,197	—	(14,439)	18,247	11,780	886	(7,359)	5,307
Class A	5,807	162	—	(2,308)	3,661	1,760	92	(541)	1,311
Class C	4,045	45	—	(465)	3,625	932	17	(319)	630
High Income:
Investor Class	6,896	2,244	—	(12,774)	(3,634)	9,593	2,373	(10,115)	1,851
Institutional Class	117,061	12,338	—	(170,592)	(41,193)	150,548	10,305	(84,435)	76,418
Class A	26,246	2,992	—	(41,545)	(12,307)	29,869	2,498	(16,668)	15,699
Class C	1,304	250	—	(2,964)	(1,410)	4,013	221	(1,766)	2,468
Class R3	792	56	—	(749)	99	841	31	(172)	700
Class R6(4)	57,516	1,362	—	(3,407)	55,471	—	—	—	—

	For the Year Ended October 31, 2013								For the Year Ended October 31, 2012
(000's omitted)	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with Reorganization (Note F)	Shares Redeemed		Total	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed		Total
Municipal Intermediate Bond:
Investor Class	68		40		—	(208)		(100)	708		143		(9,175)		(8,324)
Institutional Class	2,649		282		—	(1,865)		1,066	10,438		183		(866)		9,755
Class A	293		7		—	(153)		147	292		3		(26)		269
Class C	76		1		—	(70)		7	90		1		(19)		72
New York Municipal Income:
Institutional Class	16	(2)	65	(2)	4,323 (2)	(420	)(2)	3,984 (2)	—		—		—		—
Builder Class	2	(1)	—	(1)	(2,025)	(10	)(1)	(2,033)	73	(3)	33	(3)	(192	)(3)	(86	)(3)
Premier Class	0	z(1)	—	(1)	(2,297)	—	(1)	(2,297)	123	(3)	35	(3)	(372	)(3)	(214	)(3)
Short Duration:
Investor Class	339		63		—	(1,123)		(721)	431		112		(1,308)		(765)
Trust Class	139		9		—	(353)		(205)	121		17		(262)		(124)
Institutional Class	1,533		42		—	(2,075)		(500)	2,194		45		(1,744)		495
Class A	827		4		—	(308)		523	293		2		(12)		283
Class C	288		1		—	(219)		70	181		1		(92)		90
Short Duration High Income:
Institutional Class	7,723		265		—	(383)		7,605	3,503		7		(1,007)		2,503	(5)
Class A	155		2		—	(48)		109	7		—		—		7	(5)
Class C	29		0	[z]	—	(10)		19	3		—		—		3	(5)
Strategic Income:
Trust Class	2,661		152		—	(1,173)		1,640	936		89		(520)		505
Institutional Class	48,230		2,275		—	(29,532)		20,973	33,284		894		(8,282)		25,896
Class A	21,565		1,272		—	(21,457)		1,380	15,491		814		(7,673)		8,632
Class C	6,480		486		—	(5,662)		1,304	6,746		275		(2,201)		4,820
Class R6(4)	1,552		16		—	(5)		1,563	—		—		—		—

(1)  For the period March 1, 2013 to March 8, 2013. Shares redeemed for Builder Class and Premier Class includes approximately 2,025,000 and 2,297,000 shares, respectively, which were converted to Institutional Class shares of New York Municipal Income on March 11, 2013 in connection with the reorganization (see Note F).

(2)  Approximately 4,323,000 Institutional Class shares were issued in connection with conversion of approximately 2,025,000 Builder Class shares and 2,297,000 Premier Class shares (See Note F).

(3)  Share activity for the year ended February 28, 2013 for the Predecessor Fund of New York Municipal Income. Share activity for the year ended February 29, 2012 for the Predecessor Fund of New York Municipal Income was as follows:

	For the Year Ended February 29, 2012
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
New York Municipal Income:
Builder Class	42	40	(156)	(74)
Premier Class	68	43	(145)	(34)

(4)  Period from March 15, 2013 to October 31, 2013.

(5)  Period from September 28, 2012 (Commencement of Operations) to October 31, 2012.

z  A zero balance, if any, reflects an actual amount rounding to less than 1,000.

Note E—Line of Credit:

At October 31, 2013, the Funds were participants in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the unused portion of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2013. During the year ended October 31, 2013, none of the Funds utilized this line of credit.

At October 31, 2013, the Funds were participants in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2013. During September (inception of line of credit) and October 2013, none of the Funds utilized this line of credit.

Note F—Reorganization of New York Municipal Income:

After the close of business on March 8, 2013, all the net assets and liabilities of the Predecessor Fund, a Massachusetts business trust, were reorganized into New York Municipal Income. The Predecessor Fund was registered as a non-diversified, open-end management investment company under the 1940 Act. The reorganization was performed pursuant to a plan of reorganization approved by the Predecessor Fund's shareholders on February 22, 2013.

The reorganization was accomplished by a tax-free exchange of 2,025,214 shares of the Institutional Class of New York Municipal Income (valued at $35,911,391) for 2,025,214 shares of the Builder Class of the Predecessor Fund and 2,297,401 shares of the Institutional Class of New York Municipal Income (valued at $40,737,640) for 2,297,171 shares of the Premier Class of the Predecessor Fund outstanding on March 8, 2013. The Predecessor Fund's aggregate net assets at that date ($76,649,031 including $13,966 of undistributed net realized loss and $3,523,309 of net unrealized appreciation) were combined with those of the New York Municipal Income. The aggregate net assets of New York Municipal Income and the Predecessor Fund immediately after the reorganization were $76,649,031.

Note G—Change in Fiscal Year End:

The Board of Trustees adopted a change in New York Municipal Income's fiscal year end to October 31. This change was effective beginning with this fiscal period, beginning March 1, 2013 for New York Municipal Income.

Note H—Change in Independent Auditors:

On March 5, 2013, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") was replaced as independent auditor of the Predecessor Fund, and Tait, Weller & Baker LLP ("Tait Weller") was selected as the Predecessor Fund's new independent auditor. The Predecessor Fund's selection of Tait Weller as its independent auditor was recommended and approved by the Predecessor Fund's audit committee and was ratified by the Predecessor Fund's Board of Trustees.

PricewaterhouseCoopers reports on the Predecessor Fund's financial statements for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of PricewaterhouseCoopers' replacement, there were no disagreements between the Predecessor Fund and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. Prior to March 5, 2013, Tait Weller was not contacted during the prior two fiscal years regarding the application of accounting principles to any particular financial matter.

Note I—Investments in Affiliates(1):

	Balance of Shares Held October 31, 2012	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2013	Value October 31, 2013	Income from Investments in Affiliated Issuers	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Strategic Income:
Neuberger Berman Emerging Markets Income Fund Institutional Class	—	8,529,643	—	8,529,643	$86,975,036	$302,356	$—

(1)  Affiliated issuers, as defined in the 1940 Act.

Note J—Recent Accounting Pronouncements:

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the Funds' financial statements. In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impact of ASU 2013-08 on the Funds' financial statements, Management expects that the impact will be limited to additional financial statement disclosures.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively.
Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
10/31/2013	$11.04	$0.16	@	$(0.39)	$(0.23)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
10/31/2012	$10.79	$0.18	@	$0.52	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
10/31/2011	$10.86	$0.23	@	$0.22	$0.45	$(0.25)	$(0.27)	$—	$(0.52)
10/31/2010	$10.19	$0.28	@	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
10/31/2009	$8.64	$0.40	@	$1.55	$1.95	$(0.40)	$(0.00)	$—	$(0.40)
Institutional Class
10/31/2013	$11.06	$0.20	@	$(0.39)	$(0.19)	$(0.20)	$(0.28)	$(0.02)	$(0.50)
10/31/2012	$10.81	$0.22	@	$0.53	$0.75	$(0.23)	$(0.27)	$—	$(0.50)
10/31/2011	$10.88	$0.28	@	$0.22	$0.50	$(0.30)	$(0.27)	$—	$(0.57)
10/31/2010	$10.21	$0.32	@	$0.73	$1.05	$(0.33)	$(0.05)	$—	$(0.38)
10/31/2009	$8.65	$0.43	@	$1.57	$2.00	$(0.44)	$(0.00)	$—	$(0.44)
Class A
10/31/2013	$11.02	$0.16	@	$(0.38)	$(0.22)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
10/31/2012	$10.77	$0.17	@	$0.53	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
10/31/2011	$10.85	$0.23	@	$0.21	$0.44	$(0.25)	$(0.27)	$—	$(0.52)
10/31/2010	$10.18	$0.28	@	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
10/31/2009	$8.64	$0.37	@	$1.57	$1.94	$(0.40)	$(0.00)	$—	$(0.40)
Class C
10/31/2013	$11.03	$0.08	@	$(0.38)	$(0.30)	$(0.08)	$(0.28)	$(0.02)	$(0.38)
10/31/2012	$10.78	$0.09	@	$0.53	$0.62	$(0.10)	$(0.27)	$—	$(0.37)
10/31/2011	$10.86	$0.15	@	$0.21	$0.36	$(0.17)	$(0.27)	$—	$(0.44)
10/31/2010	$10.18	$0.19	@	$0.74	$0.93	$(0.20)	$(0.05)	$—	$(0.25)
10/31/2009	$8.64	$0.32	@	$1.55	$1.87	$(0.33)	$(0.00)	$—	$(0.33)
Floating Rate Income Fund
Institutional Class
10/31/2013	$10.22	$0.42	@	$0.08	$0.50	$(0.43)	$—	$—	$(0.43)
10/31/2012	$9.91	$0.53	@	$0.31	$0.84	$(0.53)	$—	$—	$(0.53)
10/31/2011	$10.17	$0.54	@	$(0.22)	$0.32	$(0.56)	$(0.02)	$—	$(0.58)
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.44	@	$0.17	$0.61	$(0.44)	$—	$—	$(0.44)
See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets##	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
10/31/2013	$10.35	(2.11)%	$13.5	1.10%	.85%	1.51%	346%[a]
10/31/2012	$11.04	6.74%	$16.3	1.08%	.85%	1.69%	360%[a]
10/31/2011	$10.79	4.41%	$15.7	1.12%	.85%	2.18%	379%[a]
10/31/2010	$10.86	10.03%	$18.6	1.19%	.85%	2.66%	340%[a]
10/31/2009	$10.19	23.10%	$25.0	1.40%	.86%	4.39%	450%[a]
Institutional Class
10/31/2013	$10.37	(1.71)%	$165.9	.61%	.45%	1.90%	346%[a]
10/31/2012	$11.06	7.16%	$218.9	.59%	.45%	2.08%	360%[a]
10/31/2011	$10.81	4.82%	$180.8	.62%	.45%	2.58%	379%[a]
10/31/2010	$10.88	10.45%	$120.3	.70%	.45%	3.02%	340%[a]
10/31/2009	$10.21	23.70%	$59.1	.94%	.45%	4.60%	450%[a]
Class A
10/31/2013	$10.34	(2.03)%	$30.1	1.04%	.85%	1.49%	346%[a]
10/31/2012	$11.02	6.75%	$47.3	.99%	.85%	1.61%	360%[a]
10/31/2011	$10.77	4.32%	$26.3	1.01%	.85%	2.18%	379%[a]
10/31/2010	$10.85	10.04%	$23.4	1.09%	.85%	2.64%	340%[a]
10/31/2009	$10.18	22.96%	$18.5	1.36%	.85%	3.81%	450%[a]
Class C
10/31/2013	$10.35	(2.76)%	$5.0	1.75%	1.60%	.75%	346%[a]
10/31/2012	$11.03	5.95%	$7.0	1.74%	1.60%	.86%	360%[a]
10/31/2011	$10.78	3.54%	$4.4	1.77%	1.60%	1.43%	379%[a]
10/31/2010	$10.86	9.31%	$2.9	1.84%	1.60%	1.83%	340%[a]
10/31/2009	$10.18	22.04%	$0.8	2.68%	1.61%	3.39%	450%[a]
Floating Rate Income Fund
Institutional Class
10/31/2013	$10.29	4.96%	$430.7	.81%	.70%	4.06%	78%
10/31/2012	$10.22	8.73%	$241.5	.91%	.70%	5.26%	112%
10/31/2011	$9.91	3.16%	$181.5	.95%	.70%	5.39%	147%
Period from 12/30/2009^ to 10/31/2010	$10.17	6.24%**	$70.5	1.87%*	.70%*	5.28%*	112%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class A
10/31/2013	$10.22	$0.38	@	$0.08	$0.46	$(0.39)	$—	$—	$(0.39)
10/31/2012	$9.91	$0.49	@	$0.32	$0.81	$(0.50)	$—	$—	$(0.50)
10/31/2011	$10.17	$0.50	@	$(0.22)	$0.28	$(0.52)	$(0.02)	$—	$(0.54)
Period from 12/29/2009^ to 10/31/2010	$10.00	$0.41	@	$0.16	$0.57	$(0.40)	$—	$—	$(0.40)
Class C
10/31/2013	$10.22	$0.29	@	$0.09	$0.38	$(0.31)	$—	$—	$(0.31)
10/31/2012	$9.91	$0.41	@	$0.32	$0.73	$(0.42)	$—	$—	$(0.42)
10/31/2011	$10.17	$0.42	@	$(0.22)	$0.20	$(0.44)	$(0.02)	$—	$(0.46)
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.35	@	$0.18	$0.53	$(0.36)	$—	$—	$(0.36)
High Income Bond Fund
Investor Class
10/31/2013	$9.46	$0.55	@	$0.28	$0.83	$(0.55)	$(0.11)	$—	$(0.66)
10/31/2012	$9.06	$0.58	@	$0.48	$1.06	$(0.58)	$(0.08)	$—	$(0.66)
10/31/2011	$9.49	$0.65	@	$(0.36)	$0.29	$(0.65)	$(0.07)	$—	$(0.72)
10/31/2010	$8.66	$0.76	@	$0.87	$1.63	$(0.80)	$—	$—	$(0.80)
10/31/2009	$6.57	$0.74	@	$2.02	$2.76	$(0.67)	$—	$—	$(0.67)
Institutional Class
10/31/2013	$9.48	$0.57	@	$0.27	$0.84	$(0.57)	$(0.11)	$—	$(0.68)
10/31/2012	$9.07	$0.59	@	$0.49	$1.08	$(0.59)	$(0.08)	$—	$(0.67)
10/31/2011	$9.50	$0.64	@	$(0.34)	$0.30	$(0.66)	$(0.07)	$—	$(0.73)
10/31/2010	$8.68	$0.77	@	$0.87	$1.64	$(0.82)	$—	$—	$(0.82)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.36	@	$1.14	$1.50	$(0.33)	$—	$—	$(0.33)
Class A
10/31/2013	$9.46	$0.53	@	$0.28	$0.81	$(0.53)	$(0.11)	$—	$(0.64)
10/31/2012	$9.06	$0.55	@	$0.49	$1.04	$(0.56)	$(0.08)	$—	$(0.64)
10/31/2011	$9.49	$0.62	@	$(0.36)	$0.26	$(0.62)	$(0.07)	$—	$(0.69)
10/31/2010	$8.66	$0.70	@	$0.91	$1.61	$(0.78)	$—	$—	$(0.78)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	@	$1.13	$1.46	$(0.31)	$—	$—	$(0.31)

See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets##	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
10/31/2013	$10.29	4.57%	$74.7	1.18%	1.07%	3.66%	78%
10/31/2012	$10.22	8.33%	$36.8	1.29%	1.07%	4.87%	112%
10/31/2011	$9.91	2.77%	$22.7	1.34%	1.07%	5.00%	147%
Period from 12/29/2009^ to 10/31/2010	$10.17	5.85%**	$12.9	2.21%*	1.07%*	4.87%*	112%**
Class C
10/31/2013	$10.29	3.78%	$51.8	1.93%	1.82%	2.85%	78%
10/31/2012	$10.22	7.51%	$14.4	2.05%	1.82%	4.10%	112%
10/31/2011	$9.91	1.98%	$7.8	2.06%	1.82%	4.22%	147%
Period from 12/30/2009^ to 10/31/2010	$10.17	5.39%**	$0.7	3.39%*	1.82%*	4.23%*	112%**
High Income Bond Fund
Investor Class
10/31/2013	$9.63	9.10%	$311.5	.84%	.84%	5.80%	80%
10/31/2012	$9.46	12.17%	$340.5	.84%	.84%	6.29%	82%
10/31/2011	$9.06	3.09%	$309.2	.86%	.86%	6.92%	88%
10/31/2010	$9.49	19.71%	$363.6	.96%	.96%§	8.50%	144%
10/31/2009	$8.66	44.38%	$422.2	1.04%	1.00%	9.90%	167%
Institutional Class
10/31/2013	$9.64	9.14%	$1,949.6	.69%	.69%	5.94%	80%
10/31/2012	$9.48	12.44%	$2,306.1	.70%	.70%	6.42%	82%
10/31/2011	$9.07	3.23%	$1,514.7	.73%	.73%§	6.93%	88%
10/31/2010	$9.50	19.81%	$266.2	.77%	.75%	8.55%	144%
Period from 5/27/2009^ to 10/31/2009	$8.68	20.23%**	$86.6	.91%*	.75%*	9.86%*	167%^^
Class A
10/31/2013	$9.63	8.83%	$395.6	1.09%	1.09%	5.56%	80%
10/31/2012	$9.46	11.90%	$505.3	1.08%	1.08%	6.01%	82%
10/31/2011	$9.06	2.83%	$341.6	1.12%	1.12%§	6.64%	88%
10/31/2010	$9.49	19.52%	$277.5	1.16%	1.12%	7.75%	144%
Period from 5/27/2009^ to 10/31/2009	$8.66	19.69%**	$24.3	1.27%*	1.12%*	9.19%*	167%^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class C
10/31/2013	$9.48	$0.46	@	$0.27	$0.73	$(0.46)	$(0.11)	$—	$(0.57)
10/31/2012	$9.07	$0.48	@	$0.50	$0.98	$(0.49)	$(0.08)	$—	$(0.57)
10/31/2011	$9.50	$0.54	@	$(0.35)	$0.19	$(0.55)	$(0.07)	$—	$(0.62)
10/31/2010	$8.67	$0.64	@	$0.91	$1.55	$(0.72)	$—	$—	$(0.72)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.30	@	$1.14	$1.44	$(0.28)	$—	$—	$(0.28)
Class R3
10/31/2013	$9.47	$0.50	@	$0.28	$0.78	$(0.51)	$(0.11)	$—	$(0.62)
10/31/2012	$9.06	$0.53	@	$0.49	$1.02	$(0.53)	$(0.08)	$—	$(0.61)
10/31/2011	$9.49	$0.59	@	$(0.35)	$0.24	$(0.60)	$(0.07)	$—	$(0.67)
10/31/2010	$8.67	$0.69	@	$0.89	$1.58	$(0.76)	$—	$—	$(0.76)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	@	$1.13	$1.46	$(0.30)	$—	$—	$(0.30)
Class R6
Period from 3/15/2013^ to 10/31/2013	$9.59	$0.36	@	$0.05	$0.41	$(0.36)	$—	$—	$(0.36)
Municipal Intermediate Bond Fund
Investor Class
10/31/2013	$12.07	$0.26	@	$(0.41)	$(0.15)	$(0.26)	$(0.08)	$—	$(0.34)
10/31/2012	$11.58	$0.30	@	$0.56	$0.86	$(0.29)	$(0.08)	$—	$(0.37)
10/31/2011	$11.59	$0.35	@	$0.04	$0.39	$(0.35)	$(0.05)	$—	$(0.40)
10/31/2010	$11.22	$0.36	@	$0.37	$0.73	$(0.36)	$—	$—	$(0.36)
10/31/2009	$10.60	$0.35	@	$0.64	$0.99	$(0.37)	$—	$—	$(0.37)
Institutional Class
10/31/2013	$12.06	$0.27	@	$(0.41)	$(0.14)	$(0.27)	$(0.08)	$—	$(0.35)
10/31/2012	$11.57	$0.30	@	$0.58	$0.88	$(0.31)	$(0.08)	$—	$(0.39)
10/31/2011	$11.59	$0.36	@	$0.04	$0.40	$(0.37)	$(0.05)	$—	$(0.42)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.14	@	$0.23	$0.37	$(0.14)	$—	$—	$(0.14)
Class A
10/31/2013	$12.06	$0.23	@	$(0.41)	$(0.18)	$(0.23)	$(0.08)	$—	$(0.31)
10/31/2012	$11.58	$0.25	@	$0.57	$0.82	$(0.26)	$(0.08)	$—	$(0.34)
10/31/2011	$11.60	$0.33	@	$0.03	$0.36	$(0.33)	$(0.05)	$—	$(0.38)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.12	@	$0.24	$0.36	$(0.12)	$—	$—	$(0.12)

See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets##	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
10/31/2013	$9.64	7.91%	$60.0	1.83%	1.83%	4.82%	80%
10/31/2012	$9.48	11.15%	$72.3	1.85%	1.85%§	5.25%	82%
10/31/2011	$9.07	2.06%	$46.9	1.87%	1.87%	5.82%	88%
10/31/2010	$9.50	18.60%	$25.5	1.93%	1.87%	7.05%	144%
Period from 5/27/2009^ to 10/31/2009	$8.67	19.43%**	$2.6	2.02%*	1.87%*	8.26%*	167%^^
Class R3
10/31/2013	$9.63	8.46%	$10.9	1.32%	1.32%	5.30%	80%
10/31/2012	$9.47	11.72%	$9.7	1.35%	1.35%§	5.73%	82%
10/31/2011	$9.06	2.58%	$3.0	1.37%	1.37%§	6.32%	88%
10/31/2010	$9.49	19.08%	$0.5	1.72%	1.37%	7.60%	144%
Period from 5/27/2009^ to 10/31/2009	$8.67	19.76%**	$0.1	5.53%*	1.37%*	9.29%*	167%^^
Class R6
Period from 3/15/2013^ to 10/31/2013	$9.64	4.34%**	$535.0	.62%*	.62%*	5.95%*	80%^^
Municipal Intermediate Bond Fund
Investor Class
10/31/2013	$11.58	(1.30)%	$18.8	.83%	.65%	2.18%	57%
10/31/2012	$12.07	7.49%	$20.8	.88%	.65%	2.55%	54%
10/31/2011	$11.58	3.53%	$116.4	.98%	.65%	3.10%	79%
10/31/2010	$11.59	6.56%	$118.8	1.01%	.65%	3.12%	101%
10/31/2009	$11.22	9.42%	$92.3	1.12%	.65%	3.15%	146%
Institutional Class
10/31/2013	$11.57	(1.15)%	$132.0	.67%	.50%	2.34%	57%
10/31/2012	$12.06	7.65%	$124.7	.70%	.50%	2.53%	54%
10/31/2011	$11.57	3.60%	$6.8	.77%	.50%	3.19%	79%
Period from 6/21/2010^ to 10/31/2010	$11.59	3.25%**	$0.1	26.10%*	.50%*	3.30%*	101%^^
Class A
10/31/2013	$11.57	(1.52)%	$5.0	1.06%	.87%	1.96%	57%
10/31/2012	$12.06	7.16%	$3.4	1.15%	.87%	2.11%	54%
10/31/2011	$11.58	3.22%	$0.2	1.87%	.87%	2.91%	79%
Period from 6/21/2010^ to 10/31/2010	$11.60	3.20%**	$0.2	23.88%*	.87%*	3.00%*	101%^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class C
10/31/2013	$12.06	$0.14	@	$(0.41)	$(0.27)	$(0.14)	$(0.08)	$—	$(0.22)
10/31/2012	$11.58	$0.17	@	$0.56	$0.73	$(0.17)	$(0.08)	$—	$(0.25)
10/31/2011	$11.59	$0.23	@	$0.05	$0.28	$(0.24)	$(0.05)	$—	$(0.29)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.09	@	$0.23	$0.32	$(0.09)	$—	$—	$(0.09)
New York Municipal Income Fund
Institutional ClassØØ
Period from 3/1/2013ß to 10/31/2013	$17.80	$0.31	@	$(0.66)	$(0.35)	$(0.31)	$—	$—	$(0.31)
2/28/2013	$17.75	$0.31		$0.05	$0.36	$(0.31)	$—	$—	$(0.31)
2/29/2012	$17.40	$0.35		$0.35	$0.70	$(0.35)	$—	$—	$(0.35)
2/28/2011	$17.60	$0.37		$(0.17)	$0.20	$(0.37)	$(0.03)	$—	$(0.40)
2/28/2010	$17.34	$0.40		$0.28	$0.68	$(0.40)	$(0.02)	$—	$(0.42)
2/28/2009	$16.97	$0.47		$0.37	$0.84	$(0.47)	$—	$—	$(0.47)
Short Duration Bond Fund
Investor Class
10/31/2013	$8.02	$0.05	@	$0.03	$0.08	$(0.12)	$—	$—	$(0.12)
10/31/2012	$7.88	$0.12	@	$0.20	$0.32	$(0.18)	$—	$—	$(0.18)
10/31/2011	$8.09	$0.15	@	$(0.13)	$0.02	$(0.23)	$—	$—	$(0.23)
10/31/2010	$7.83	$0.17	@	$0.38	$0.55	$(0.29)	$—	$—	$(0.29)
10/31/2009	$7.91	$0.35	@	$(0.05)	$0.30	$(0.38)	$—	$—	$(0.38)
Trust Class
10/31/2013	$7.65	$0.04	@	$0.02	$0.06	$(0.11)	$—	$—	$(0.11)
10/31/2012	$7.51	$0.11	@	$0.19	$0.30	$(0.16)	$—	$—	$(0.16)
10/31/2011	$7.71	$0.14	@	$(0.13)	$0.01	$(0.21)	$—	$—	$(0.21)
10/31/2010	$7.46	$0.16	@	$0.35	$0.51	$(0.26)	$—	$—	$(0.26)
10/31/2009	$7.54	$0.33	@	$(0.06)	$0.27	$(0.35)	$—	$—	$(0.35)
Institutional Class
10/31/2013	$8.02	$0.07	@	$0.02	$0.09	$(0.14)	$—	$—	$(0.14)
10/31/2012	$7.88	$0.13	@	$0.20	$0.33	$(0.19)	$—	$—	$(0.19)
10/31/2011	$8.09	$0.17	@	$(0.14)	$0.03	$(0.24)	$—	$—	$(0.24)
Period from 6/21/2010^ to 10/31/2010	$7.97	$0.06	@	$0.16	$0.22	$(0.10)	$—	$—	$(0.10)
See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets##	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
10/31/2013	$11.57	(2.25)%		$1.5	1.86%	1.62%	1.21%	57%
10/31/2012	$12.06	6.37%		$1.5	1.95%	1.62%	1.44%	54%
10/31/2011	$11.58	2.54%		$0.6	2.39%	1.62%	1.99%	79%
Period from 6/21/2010^ to 10/31/2010	$11.59	2.83	%**	$0.1	22.28%*	1.62%*	2.14%*	101%^^
New York Municipal Income Fund
Institutional ClassØØ
Period from 3/1/2013ß to 10/31/2013	$17.14	(1.98	)%**	$68.3	.86%*	.86%*	2.64%*	52%**
2/28/2013	$17.80	2.01%		$36.2	1.06%	1.06%	1.71%	28%
2/29/2012	$17.75	4.05%		$37.6	1.07%	1.07%	1.99%	19%
2/28/2011	$17.40	1.08%		$38.2	1.16%	1.16%	2.07%	25%
2/28/2010	$17.60	3.97%		$40.0	1.41%	1.41%	2.28%	18%
2/28/2009	$17.34	5.01%		$40.3	1.31%	1.31%	2.74%	75%
Short Duration Bond Fund
Investor Class
10/31/2013	$7.98	1.03%		$32.8	1.19%	.70%	.67%	86%
10/31/2012	$8.02	4.09%		$38.8	1.17%	.70%	1.50%	74%
10/31/2011	$7.88	.20%		$44.1	1.25%	.71%	1.93%	84%
10/31/2010	$8.09	7.08%		$56.1	1.27%	.70%	2.19%	69%
10/31/2009	$7.83	4.18%		$52.6	1.18%	.70%	4.73%	48%
Trust Class
10/31/2013	$7.60	.77%		$4.0	1.35%	.80%	.57%	86%
10/31/2012	$7.65	4.08%		$5.6	1.34%	.80%	1.40%	74%
10/31/2011	$7.51	.10%		$6.4	1.41%	.80%	1.83%	84%
10/31/2010	$7.71	7.01%		$9.4	1.48%	.80%	2.09%	69%
10/31/2009	$7.46	4.02%		$8.1	1.58%	.80%	4.62%	48%
Institutional Class
10/31/2013	$7.97	1.11%		$18.1	.98%	.50%	.87%	86%
10/31/2012	$8.02	4.30%		$22.2	.98%	.51%	1.65%	74%
10/31/2011	$7.88	.40%		$17.9	1.03%	.51%	2.09%	84%
Period from 6/21/2010^ to 10/31/2010	$8.09	2.73	%**	$0.0	33.53%*	.50%*	2.16%*	69%^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class A
10/31/2013	$7.64	$0.04	@	$0.02	$0.06	$(0.10)	$—	$—	$(0.10)
10/31/2012	$7.51	$0.08	@	$0.21	$0.29	$(0.16)	$—	$—	$(0.16)
10/31/2011	$7.72	$0.13	@	$(0.14)	$(0.01)	$(0.20)	$—	$—	$(0.20)
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.05	@	$0.15	$0.20	$(0.08)	$—	$—	$(0.08)
Class C
10/31/2013	$7.65	$(0.02	)@	$0.03	$0.01	$(0.05)	$—	$—	$(0.05)
10/31/2012	$7.51	$0.04	@	$0.20	$0.24	$(0.10)	$—	$—	$(0.10)
10/31/2011	$7.72	$0.07	@	$(0.13)	$(0.06)	$(0.15)	$—	$—	$(0.15)
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.03	@	$0.15	$0.18	$(0.06)	$—	$—	$(0.06)
Short Duration High Income Fund
Institutional Class
10/31/2013	$10.01	$0.42	@	$0.22	$0.64	$(0.44)	$(0.03)	$—	$(0.47)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	@	$0.01	$0.04	$(0.03)	$—	$—	$(0.03)
Class A
10/31/2013	$10.01	$0.37	@	$0.24	$0.61	$(0.40)	$(0.03)	$—	$(0.43)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	@	$0.01	$0.04	$(0.03)	$—	$—	$(0.03)
Class C
10/31/2013	$10.01	$0.30	@	$0.24	$0.54	$(0.33)	$(0.03)	$—	$(0.36)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.02	@	$0.01	$0.03	$(0.02)	$—	$—	$(0.02)
Strategic Income Fund
Trust Class
10/31/2013	$11.67	$0.36	@	$(0.23)	$0.13	$(0.39)	$(0.23)	$—	$(0.62)
10/31/2012	$10.98	$0.37	@	$0.85	$1.22	$(0.41)	$(0.12)	$—	$(0.53)
10/31/2011	$11.23	$0.42	@	$(0.04)	$0.38	$(0.44)	$(0.19)	$—	$(0.63)
10/31/2010	$10.58	$0.49	@	$0.81	$1.30	$(0.52)	$(0.13)	$—	$(0.65)
10/31/2009	$8.77	$0.43	@	$1.78	$2.21	$(0.40)	$—	$—	$(0.40)

See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets##		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A
10/31/2013	$7.60	.83%	$6.3	1.37%		.87%		.50%		86%
10/31/2012	$7.64	3.87%	$2.3	1.41%		.88%		1.07%		74%
10/31/2011	$7.51	(.10)%	$0.2	1.50%		.87%		1.75%		84%
Period from 6/21/2010^ to 10/31/2010	$7.72	2.67%**	$0.1	26.42	%*	.87	%*	1.83	%*	69%^^
Class C
10/31/2013	$7.61	.08%	$2.2	2.13%		1.62%		(.24)%		86%
10/31/2012	$7.65	3.23%	$1.7	2.12%		1.63%		.51%		74%
10/31/2011	$7.51	(.84)%	$1.0	2.17%		1.62%		.97%		84%
Period from 6/21/2010^ to 10/31/2010	$7.72	2.39%**	$0.0	34.63	%*	1.62	%*	1.04	%*	69%^^
Short Duration High Income Fund
Institutional Class
10/31/2013	$10.18	6.51%	$102.9	1.18%		.75%		4.16%		53%
Period from 9/28/2012^ to 10/31/2012	$10.01	.38%**	$25.0	4.24	%*Ø	.71	%*Ø	3.24	%*Ø	35%**
Class A
10/31/2013	$10.19	6.21%	$1.2	1.74%		1.12%		3.73%		53%
Period from 9/28/2012^ to 10/31/2012	$10.01	.36%**	$0.1	4.79	%*Ø	1.02	%*Ø	3.18	%*Ø	35%**
Class C
10/31/2013	$10.19	5.43%	$0.2	3.80%		1.87%		3.03%		53%
Period from 9/28/2012^ to 10/31/2012	$10.01	.30%**	$0.0	5.89	%*Ø	1.60	%*Ø	2.13	%*Ø	35%**
Strategic Income Fund
Trust Class
10/31/2013	$11.18	1.07%	$43.8	1.18%		1.10%		3.22%		384%[a]
10/31/2012	$11.67	11.46%	$26.6	1.20%		1.10%		3.28%		329%[a]
10/31/2011	$10.98	3.60%	$19.4	1.26%		1.10%		3.86%		265%[a]
10/31/2010	$11.23	12.78%	$16.3	1.36%		1.10%		4.56%		238%[a]
10/31/2009	$10.58	25.66%	$6.7	3.00%		1.10%		4.32%		322%[a]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Institutional Class
10/31/2013	$11.67	$0.40	@	$(0.22)	$0.18	$(0.43)	$(0.23)	$—	$(0.66)
10/31/2012	$10.98	$0.41	@	$0.85	$1.26	$(0.45)	$(0.12)	$—	$(0.57)
10/31/2011	$11.23	$0.46	@	$(0.04)	$0.42	$(0.48)	$(0.19)	$—	$(0.67)
10/31/2010	$10.58	$0.53	@	$0.81	$1.34	$(0.56)	$(0.13)	$—	$(0.69)
10/31/2009	$8.78	$0.45	@	$1.79	$2.24	$(0.44)	$—	$—	$(0.44)
Class A
10/31/2013	$11.68	$0.36	@	$(0.24)	$0.12	$(0.38)	$(0.23)	$—	$(0.61)
10/31/2012	$10.99	$0.36	@	$0.86	$1.22	$(0.41)	$(0.12)	$—	$(0.53)
10/31/2011	$11.24	$0.42	@	$(0.04)	$0.38	$(0.44)	$(0.19)	$—	$(0.63)
10/31/2010	$10.59	$0.48	@	$0.81	$1.29	$(0.51)	$(0.13)	$—	$(0.64)
10/31/2009	$8.78	$0.43	@	$1.77	$2.20	$(0.39)	$—	$—	$(0.39)
Class C
10/31/2013	$11.67	$0.28	@	$(0.23)	$0.05	$(0.30)	$(0.23)	$—	$(0.53)
10/31/2012	$10.98	$0.28	@	$0.86	$1.14	$(0.33)	$(0.12)	$—	$(0.45)
10/31/2011	$11.23	$0.34	@	$(0.04)	$0.30	$(0.36)	$(0.19)	$—	$(0.55)
10/31/2010	$10.58	$0.41	@	$0.81	$1.22	$(0.44)	$(0.13)	$—	$(0.57)
10/31/2009	$8.78	$0.36	@	$1.76	$2.12	$(0.32)	$—	$—	$(0.32)
Class R6
Period from 3/15/2013^ to 10/31/2013	$11.44	$0.26	@	$(0.25)	$0.01	$(0.27)	$—	$—	$(0.27)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets##	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
10/31/2013	$—	$11.19	1.52%	$739.1	.81%	.75%	3.57%	384%[a]
10/31/2012	$—	$11.67	11.85%	$526.3	.84%	.75%	3.61%	329%[a]
10/31/2011	$—	$10.98	3.96%	$210.8	.90%	.75%	4.20%	265%[a]
10/31/2010	$—	$11.23	13.17%	$118.8	.96%	.75%	4.88%	238%[a]
10/31/2009	$—	$10.58	25.97%	$18.7	2.47%	.75%	4.59%	322%[a]
Class A
10/31/2013	$—	$11.19	1.02%	$311.8	1.21%	1.15%	3.14%	384%[a]
10/31/2012	$—	$11.68	11.39%	$309.1	1.24%	1.15%	3.22%	329%[a]
10/31/2011	$—	$10.99	3.55%	$196.0	1.31%	1.15%	3.79%	265%[a]
10/31/2010	$—	$11.24	12.72%	$142.9	1.37%	1.15%	4.44%	238%[a]
10/31/2009	$—	$10.59	25.51%	$68.2	1.93%	1.15%	4.25%	322%[a]
Class C
10/31/2013	$—	$11.19	.40%	$191.7	1.94%	1.85%	2.45%	384%[a]
10/31/2012	$—	$11.67	10.62%	$184.8	1.97%	1.85%	2.52%	329%[a]
10/31/2011	$—	$10.98	2.83%	$120.9	2.03%	1.85%	3.09%	265%[a]
10/31/2010	$—	$11.23	11.93%	$93.3	2.10%	1.85%	3.75%	238%[a]
10/31/2009	$—	$10.58	24.47%	$36.2	2.55%	1.85%	3.53%	322%[a]
Class R6
Period from 3/15/2013^ to 10/31/2013	$—	$11.18	.09%**	$17.5	.77%*	.68%*	3.70%*	384	%^^[a]

Notes to Financial Highlights Income Funds

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The class action proceeds listed in Note A-4 had no impact on total return.

##  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended October 31,
	2013	2012	2011	2010
High Income Bond Fund Investor Class	—	—	—	.93%
High Income Bond Fund Institutional Class	—	—	.72%	—
High Income Bond Fund Class A	—	—	1.11%	—
High Income Bond Fund Class C	—	1.84%	—	—
High Income Bond Fund Class R3	—	1.33%	1.36%	—

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

@  Calculated based on the average number of shares outstanding during each fiscal period.

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2009 for High Income (Institutional Class, Class A, Class C and Class R3), for the year ended October 31, 2010 for Municipal Intermediate Bond and Short Duration (Institutional Class, Class A and Class C), and for the year ended October 31, 2013 for High Income and Strategic Income (Class R6).

a  The portfolio turnover rates not including mortgage dollar roll transactions were 139%, 162%, 115%, 112% and 238% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009 for Core Bond and 161%, 157%, 122%, 152%, and 182% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009 for Strategic Income, respectively.

ø  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

øø  Effective after the close of business on March 8, 2013, Management succeeded Glickenhaus & Co., as the Fund's investment manager. The financial highlights for the period ended October 31, 2013 include the income and expenses attributable to the Empire Builder Tax Free Bond Fund prior to March 11, 2013, and the income and expenses of New York Municipal Income, thereafter.

ß  Start of fiscal year due to change in fiscal year end. See Note G in Notes to Financial Statements for more information.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Intermediate Bond Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund

We have audited the accompanying statements of assets and liabilities of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund, four of the series constituting Neuberger Berman Income Funds (the "Funds"), including the schedules of investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund as of October 31, 2013, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 20, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Income Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Core Bond Fund, the Neuberger Berman Floating Rate Income Fund, the Neuberger Berman New York Municipal Income Fund, and the Neuberger Berman Short Duration High Income Fund, each a series of the Neuberger Berman Income Funds (the "Trust"), including the schedules of investments, as of October 31, 2013, and the related statements of operations for the year then ended (with respect to Neuberger Berman New York Municipal Income Fund, for the period March 1, 2013 to October 31, 2013 and for the year ended February 28, 2013), the statements of changes in net assets for each of the two years in the period then ended (with respect to Neuberger Berman New York Municipal Income Fund, for the period March 1, 2013 to October 31, 2013, and for the year ended February 28, 2013, and with respect to Neuberger Berman Short Duration High Income Fund, for the year then ended and for the period September 28, 2012 to October 31, 2012), and the financial highlights for each of the five years in the period then ended (with respect to Neuberger Berman Floating Rate Income Fund, for each of the three years in the period then ended and for the period December 29, 2009 to October 31, 2010, with respect to Neuberger Berman New York Municipal Income Fund, for the period March 1, 2013 to October 31, 2013 and for the year ended February 28, 2013, and with respect to Neuberger Berman Short Duration High Income Fund, for the year then ended and for the period September 28, 2012 to October 31, 2012). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to Neuberger Berman New York Municipal Income Fund, the statement of changes in net assets for the year ended February 29, 2012 and the financial highlights for each of the four years in the period then ended were audited by other auditors, whose report dated April 16, 2012, expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Income Funds, as of October 31, 2013, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 17, 2013

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class and Institutional Class Shareholders Address correspondence to:

Neuberger Berman Management LLC

605 Third Avenue, Mail Drop 2-7

New York, NY 10158-0180

Attn: Intermediary Client Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustees and Officers

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and NBFI. Each Fund's Statement of Additional Information includes additional information about the Trustees as of the date of the Fund's most recent public offering documents and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 2000	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	54	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	54

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly Director, Bank Leumi (commercial bank), 2005 to 2007; formerly Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	54

Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 2000	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	54

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	54

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2013; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	54

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	54

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	54	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

			54

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	54	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust because each is an officer of Management and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013	Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).
Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Senior Vice President, Neuberger, since 2008 and Employee since 1991; formerly, Vice President, Neuberger, 2002 to 2008; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Shareholders

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2013. This information should not be used to complete your tax returns.

	U.S. Treasury Obligations	Other Direct U.S. Government Obligations	Other Indirect U.S. Government Obligations	Repurchase Agreements
Core Bond	5.7%	0.7%	11.7%	0.0%
Floating Rate Income	0.0	0.0	0.0	0.0
High Income	0.0	0.0	0.0	0.0
Short Duration	7.7	0.0	10.0	0.0
Short Duration High Income	0.0	0.0	0.0	0.0
Strategic Income	3.0	0.3	2.1	0.0

For the fiscal period ended October 31, 2013, the percentages representing the portion of distributions from net investment income that is exempt from federal tax, other than alternative minimum tax, are as follows:

Municipal Intermediate Bond	100.00%
New York Municipal Income	99.92%

For the fiscal period ended October 31, 2013, the maximum amount of ordinary income distribution that is designated as qualified interest income, pursuant to the American Jobs Creation Act of 2004, is as follows:

	Ordinary Income	Short-Term Capital Gains
Core Bond	$6,397,475	$4,522,199
High Income	207,809,421	34,131,006
Strategic Income	46,556,026	18,331,313

In January 2014, you will receive information to be used in filing your 2013 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2013. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Core Bond, High Income, Municipal Intermediate Bond and Strategic Income designate $2,649,482, $3,268,594, $219,147 and $3,071,502, respectively, as a capital gain distribution.

For the fiscal year ended October 31, 2013, Strategic Income makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. Complete information regarding each Fund's distributions during the calendar year 2013 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
Strategic Income	$302,356

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Income Funds ("Trust"), including the Trustees who are not "interested persons" of Management (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") with respect to each Fund. At a meeting held on October 22-23, 2013, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each of Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Short Duration High Income Fund, and Neuberger Berman Strategic Income Fund (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NBFI have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management, NBFI and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Independent Fund Trustees met with such counsel separately from representatives of Management and NBFI.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered all factors it deemed relevant with respect to each Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and NBFI; (2) the investment performance of each Fund compared to a relevant market index and a peer group of investment companies;

(3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with each Fund; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to each Fund and, through the Funds, their shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and NBFI, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and NBFI who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and NBFI, as each firm has been free of significant reported compliance problems. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Funds. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBFI in response to recent market conditions, including actions taken in response to changes in market volatility, and considered the overall performance of Management and NBFI in this context.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, on both an absolute basis and relative to a relevant market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board factored into its evaluation of the Funds' performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. In the case of those Funds that had underperformed their relevant market indices and/or peer groups, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness with respect to the Funds that experienced lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's underperformance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with each Fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds.

The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of broadly comparable funds (in the case of Neuberger Berman Short Duration High Income Fund, this comparison was done prior to the Fund's inception). The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of each peer group. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee. In addition, the

Board considered the contractual limit on expenses of certain classes of each Fund. The Board noted that Management incurred a loss on certain of the Funds during the review period. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any of the Funds. The Board compared the fees charged to each Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided. The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's reported level of profitability was reasonable.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to each Fund and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of underperforming Funds, that it retained confidence in Management's and NBFI's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Investment manager: Neuberger Berman Management LLC

Sub-adviser: Neuberger Berman Fixed Income LLC

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0648 12/13

Neuberger Berman
Income Funds

Institutional Class Shares
Class A Shares
Class C Shares

Emerging Markets Income Fund

Annual Report

October 31, 2013

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	8
SCHEDULE OF INVESTMENTS	10
FINANCIAL STATEMENTS	23
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	39
Report of Independent Registered Public Accounting Firm	42
Directory	43
Trustees and Officers	44
Proxy Voting Policies and Procedures	52
Quarterly Portfolio Schedule	52
Board Consideration of the Management and Sub-Advisory Agreements	53

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present the first annual report for Neuberger Berman Emerging Markets Income Fund, covering the period from inception on September 27, 2013 through October 31, 2013. In my opinion, the Fund represents an important new addition to our fixed income offerings.

Emerging markets economies have enjoyed real momentum over the past decade. While developed economies have struggled with the burdens of debt and slow growth, emerging markets have generally enjoyed strong GDP growth. Over time, many have achieved lower levels of government debt than developed counterparts, and have generated superior current account balances and deep currency reserves. We believe attractive demographics and growing middle classes are among the economic forces that are supporting their long-term growth.

Emerging markets debt (EMD) has come to reflect the current reality — and potential — of these economies. EMD now represents an investable universe of some $3.5 trillion dollars. Credit quality has steadily improved, so that a portion of the EMD marketplace is now investment grade. Given the sheer variety of countries, currencies, issuers and yield fundamentals, the asset class, in our view, offers broad diversification potential. And with investors' tendency to "discount" emerging issuers, we have found that EMD generally has provided more attractive yields than comparable developed market bonds.

To capitalize on this opportunity, the Emerging Markets Income Fund takes a flexible, research-driven approach, investing in a full spectrum of emerging corporate and sovereign/quasi-sovereign debt securities, all denominated in local and developed market currencies. It employs both top-down and bottom-up methodologies to gauge macroeconomic risks while identifying what we believe are sound credits that provide favorable risk/return dynamics.

The Fund is managed by Rob Drijkoningen and Gorky Urquieta, the co-heads of Neuberger Berman's EMD team, along with five other portfolio managers. Rob and Gorky have been managing EMD strategies since the mid-1990s and each has roughly two decades of investment experience. They lead a seasoned team of over 20 dedicated EMD professionals, who are located in three sites globally, giving them access to local knowledge and research, as well as regional trading. (You can read more about their process and current market view on page 2.)

Many U.S. investors tend to focus their bond portfolios on domestic issuers. However, the increasingly global nature of our economy suggests that a broader approach — encompassing more diverse assets and markets — may open up new opportunities for those seeking better yields and differentiated returns. In my opinion, the new Emerging Markets Income Fund helps to serve this crucial purpose.

Thank you for your confidence in Neuberger Berman. We will work hard to maintain your confidence in the months and years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Emerging Markets Income Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Income Fund Institutional Class generated a 2.36% total return during the period since its inception on September 27, 2013 through October 31, 2013 and outperformed its blended benchmark, which is composed of 50% JPMorgan Government Bond Index (GBI) — Emerging Markets Global Diversified, 25% JPMorgan Emerging Markets Bond Index (EMBI) — Global Diversified and 25% JPMorgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified, which provided a 2.21% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

In our opinion performance of emerging markets debt (EMD) since May 2013 has been driven by two main factors: (1) disappointing economic growth in emerging markets (EM) and recovery signals in developed economies, and (2) rising U.S. Treasury yields on the back of the prospect of reduced asset purchases by the U.S. Federal Reserve (Fed), creating competition for capital and making external financing more expensive for EM countries. These factors ignited large outflows from the asset class to levels not seen since 2008. While some pick up in EM growth data had created occasional periods of stability, the theme of higher U.S. yields prevailed. Countries that have been relying heavily on capital flows to finance their current account deficits suffered the most, with damage concentrated on five large EM countries that the markets came to label as the "Fragile Five": Brazil, Turkey, South Africa, Indonesia and India. The policy makers responded in most cases by instituting several measures (such as hiking interest rates), but these were not convincing enough to substantially improve market sentiment. The Fragile Five also face general elections in 2014—an added risk element that may limit flexibility of policy responses.

While EMD performed negatively since May, with a short break in August, October has been a month of relief for the asset class. Risk appetite for EMD has improved since the second half of September after the Fed announced a delay in tapering its asset purchase program, which alleviated immediate concerns of a further tightening in liquidity conditions on emerging markets as well as pressure on EM local currencies. Against this backdrop, both hard and local currency yields tightened in October.

Since inception, the majority of outperformance versus the benchmark came from the portfolio's local currency allocation, while performance of the hard currency component was neutral. In the local currency space, the main contributor was Indonesian bonds, while Turkey and Hungary were the main detractors. Main contributors to the performance in hard currency came from our positions in Mexico, Brazil and Indonesia, while Chile and South Africa detracted from performance. The Fund's use of interest rate swaps and forward foreign currency contracts contributed modestly to results.

During the period we maintained an overall neutral spread duration in the hard currency sub-asset class. Some of our main investment-grade positions are in Brazil, Mexico, Indonesia and Kazakhstan. In the high yield space, our larger positions are in countries with idiosyncratic stories, such as Iraq, Ivory Coast and Bolivia. In October, we generally increased risk in the high yield space. We bought a position in Belarus, added to Bolivia on better macro numbers, initiated a position in Mongolia after improvements in foreign investment law and expectations of a government deal with Rio Tinto (a British-Australian metal and mining company). We also grabbed exposure in Belize as we consider its restructured debt to be manageable with attractive carry (cost difference between financing a position in an instrument and the yield).

In the corporate space, one of our largest holdings from a country perspective was in Brazil, where valuations offered in light of the negative sentiment were compelling. We also overweighted both Peru and China across various sectors, including financial, metals and mining, and real estate. The Middle East and Korea have been our highest conviction underweights as valuations remain very tight. Overall, we are concerned about spreads going forward, and accordingly are taking a slightly defensive posture.

In the local currency space we maintained an overweight duration in Latin America and CEEMEA (Central and Eastern Europe, Middle East and Africa) and an underweight in Asia. In the foreign exchange market (FX), we mainly focused on relative value with a focus on having defensive positions in countries that we believe are vulnerable to flow dynamics. We

2

established a small overall long in FX, mainly in currencies that we think are likely to benefit most from an improving economic outlook in the U.S. and Europe.

From a tactical perspective, we remained fully invested but neutral on hard versus local currency; we preferred sovereigns to corporates and implemented this strategy through an underweight in spread duration in corporates versus sovereigns. The overall duration profile remained neutral in the dollar and long in the local currency space.

We are constructive on EMD due to what we view as favorable valuation, technical factors and improving EMD fundamentals. Recent recovery in developed markets, in particular in Europe, stronger EM exports and global manufacturing data have, in our view, created a positive fundamental backdrop for the asset class in the coming months. However, we believe global market conditions have become less supportive as monetary policy normalization in the U.S. remains a serious risk to the asset class. We anticipate EMD will likely remain volatile until U.S. interest rates stabilize on tapering clarity and the market becomes more comfortable that cyclically EM countries are in an upswing.

Our strategy in this environment is to focus on relative value, while keeping directional risk close to neutral. We will continue to use hedges tactically when needed to reduce the potential impact on the portfolio from higher U.S. interest rates. We are focusing on countries we anticipate will benefit most from the uptick in global growth. We also favor countries with strong external balances and/or those that have strong idiosyncratic factors.

Sincerely,

ROB DRIJKONINGEN, GORKY URQUIETA, BART VAN DER MADE, RAOUL LUTTIK,
JENNIFER GORGOLL, VERA KARTSEVA AND NISH POPAT

PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

3

Emerging Markets Income Fund Commentary (Unaudited)

TICKER SYMBOLS

Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Corporate Debt Securities	30.1%
Government Securities	65.6
Short-Term Investments	2.5
Cash, receivables and other assets, less liabilities	1.8
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception Date	Cumulative Total Return Ended 10/31/2013 Life of Fund
At NAV
Institutional Class	09/27/2013	2.36%
Class A	09/27/2013	2.32%
Class C	09/27/2013	2.26%
With Sales Charge
Class A		-1.99%
Class C		1.26%
Index
Blended Benchmark*[1,2]		2.21%

*  Blended benchmark is composed of 50% JPMorgan GBI — Emerging Markets Global Diversified, 25% JPMorgan EMBI — Global Diversified, and 25% JPMorgan CEMBI — Diversified, and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during the period shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2013, the 30-day SEC yields were 4.62%, 4.18%, and 3.43% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.93%, 0% and 0% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2013 were 1.57%, 1.94% and 2.69% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.91%, 1.28% and 2.03% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

4

Emerging Markets Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended benchmark is composed of 50% JPMorgan GBI — Emerging Markets Global Diversified, 25% JPMorgan EMBI — Global Diversified, and 25% JPMorgan CEMBI — Diversified, and is rebalanced monthly.

5

Endnotes

1  Please see "Glossary of Indices" on page 7 for a description of indices. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and may not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is September 27, 2013.

For more complete information on any of the Neuberger Berman Income Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

6

Glossary of Indices

Blended benchmark is composed of 50% JPMorgan GBI — Emerging Markets Global Diversified, 25% JPMorgan EMBI — Global Diversified, and 25% JPMorgan CEMBI — Diversified, and is rebalanced monthly.

JPMorgan Government Bond Index (GBI) — Emerging Markets Global Diversified

An unmanaged comprehensive emerging market debt benchmark that tracks the performance of local currency government bonds issued by Emerging Market governments, including Emerging Market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index is an investable benchmark that includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization weighted, with a maximum weight to a country capped at 10%. The excess is redistributed to those countries that have a weight of less than 10%. The index includes only fixed coupon instruments that meet specific liquidity criteria and have a maturity of greater than 13 months.

JPMorgan Emerging Markets Bond Index (EMBI) — Global Diversified

An unmanaged benchmark that tracks the performance of US-dollar denominated debt instruments issued by Emerging Market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including Emerging Market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of Emerging Market issues. The Diversified version of the index is market capitalization weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding. The index includes both fixed and floating rate instruments, as well as capitalizing/amortizing bonds or loans denominated in US dollars, that meet specific liquidity criteria and have at least US$500 million current face amount outstanding. Only instruments with at least 2.5 years until maturity are included. Once added, an instrument may remain in the index until 1 year before it matures.

JPMorgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified

An unmanaged liquid global benchmark that tracks the performance of US-dollar denominated corporate emerging market bonds, including Emerging Market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding. The index includes fixed coupon instruments issued by corporate entities from index-eligible countries. Instruments must have at least US$500 million current face amount outstanding. Only instruments with at least 5 years until maturity are included. Once added, an instrument may remain in the index until 36 months before it matures.

7

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the period ended October 31, 2013 (as indicated) and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

8

Expense Information as of 10/31/2013 (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 9/27/13	Ending Account Value 10/31/13	Expenses Paid During the Period(1) 9/27/13 - 10/31/13	Expense Ratio	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During the Period(1) 5/1/13 - 10/31/13	Expense Ratio
Neuberger Berman Emerging Markets Income Fund
Institutional Class	$1,000.00	$1,023.60	$0.78	0.80%	$1,000.00	$1,021.17	$4.08	0.80%
Class A	$1,000.00	$1,023.20	$1.10	1.13%	$1,000.00	$1,019.51	$5.75	1.13%
Class C	$1,000.00	$1,022.60	$1.74	1.79%	$1,000.00	$1,016.18	$9.10	1.79%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 35/365 (to reflect the period shown of September 27, 2013 (Commencement of Operations) to October 31, 2013), unless otherwise indicated.

(2)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

9

Schedule of Investments Neuberger Berman Emerging Markets Income Fund

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]
Corporate Debt Securities (30.1%)
Australia (0.2%)
$200	CNOOC Curtis Funding No. 1 Pty Ltd., Guaranteed Notes, 4.50%, due 10/3/23	$205	ñ
Austria (0.2%)
200	JBS Investments GmbH, Guaranteed Notes, 7.75%, due 10/28/20	205	ñ
Bermuda (0.7%)
190	BW Group Ltd., Senior Secured Notes, 6.63%, due 6/28/17	196	ñ
200	China Resources Gas Group Ltd., Senior Unsecured Notes, 4.50%, due 4/5/22	200	ñ
200	GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes, 7.50%, due 2/11/20	204	ñ
		600
Brazil (1.9%)
385	Banco Bradesco SA, Senior Unsecured Notes, 4.50%, due 1/12/17	404
215	Cielo SA, Guaranteed Notes, 3.75%, due 11/16/22	193	ñ
100	Cosan Overseas Ltd., Guaranteed Notes, 8.25%, due 12/31/49	103
350	Hypermarcas SA, Senior Unsecured Notes, 6.50%, due 4/20/21	367
210	Itau Unibanco Holding SA, Subordinated Notes, 5.65%, due 3/19/22	208	ñ
205	Itau Unibanco Holding SA, Subordinated Notes, 5.50%, due 8/6/22	202
200	Samarco Mineracao SA, Senior Unsecured Notes, 5.75%, due 10/24/23	200	ñ
		1,677
British Virgin Islands (2.1%)
205	CNOOC Finance 2011 Ltd., Guaranteed Notes, 4.25%, due 1/26/21	211
220	PCCW-HKT Capital No. 5 Ltd., Guaranteed Notes, 3.75%, due 3/8/23	203
800	Sinopec Group Overseas Development 2013 Ltd., Guaranteed Notes, 4.38%, due 10/17/23	802	ñØØ
200	Skysea Int'l Capital Management, Guaranteed Euro Medium-Term Notes, 4.88%, due 12/7/21	210
400	Talent Yield Investments Ltd., Guaranteed Notes, 4.50%, due 4/25/22	403	ñ
		1,829
Canada (0.6%)
310	Pacific Rubiales Energy Corp., Guaranteed Notes, 7.25%, due 12/12/21	341	ñ
200	PTTEP Canada Int'l Finance Ltd., Guaranteed Notes, 5.69%, due 4/5/21	219	ñ
		560
Chile (0.4%)
340	Banco de Credito e Inversiones, Senior Unsecured Notes, 3.00%, due 9/13/17	338
China (4.8%)
205	Braskem Finance Ltd., Guaranteed Notes, 5.75%, due 4/15/21	210
400	Cementos Progreso Trust, Guaranteed Notes, 7.13%, due 11/6/23	403	ñ
190	China Overseas Finance Cayman II Ltd., Guaranteed Notes, 5.50%, due 11/10/20	201
340	China Overseas Finance Cayman IV Ltd., Guaranteed Notes, 4.88%, due 2/15/17	363
305	China State Construction Finance Cayman I Ltd., Guaranteed Notes, 3.13%, due 4/2/18	292
200	Country Garden Holdings Co., Ltd., Guaranteed Notes, 11.13%, due 2/23/18	223	ñ
See Notes to Schedule of Investments

10

Schedule of Investments Neuberger Berman Emerging Markets Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]
$200	Country Garden Holdings Co., Ltd., Guaranteed Notes, 7.50%, due 1/10/23	$199	ñ
310	Fibria Overseas Finance Ltd., Guaranteed Notes, 6.75%, due 3/3/21	339	ñ
220	Hutchison Whampoa International 10 Ltd., Guaranteed Notes, 6.00%, due 12/31/49	232	ñµ
205	Kuwait Projects Co., Guaranteed Euro Medium-Term Notes, 9.38%, due 7/15/20	246	ØØ
200	Longfor Properties Co., Ltd., Guaranteed Euro Medium-Term Notes, 6.88%, due 10/18/19	202
120	Odebrecht Finance Ltd., Guaranteed Notes, 7.50%, due 12/31/49	120	ñ
235	Sadia Overseas Ltd., Guaranteed Notes, 7.25%, due 1/28/20	266	ñ
230	Shimao Property Holdings Ltd., Guaranteed Notes, 9.65%, due 8/3/17	248
200	Sun Hung Kai Properties Capital Market Ltd., Guaranteed Euro Medium-Term Notes, 4.50%, due 2/14/22	203
270	Tingyi Cayman Islands Holding Corp., Senior Unsecured Notes, 3.88%, due 6/20/17	282
100	Vale Overseas Ltd., Guaranteed Notes, 8.25%, due 1/17/34	117
		4,146
Columbia (1.0%)
400	Banco de Bogota SA, Senior Unsecured Notes, 5.00%, due 1/15/17	421	ñ
420	Bancolombia SA, Senior Unsecured Notes, 5.95%, due 6/3/21	444
		865
Hong Kong (0.6%)
215	Bank of China Hong Kong Ltd., Subordinated Notes, 5.55%, due 2/11/20	235
310	Yuexiu Property Co., Ltd., Senior Unsecured Notes, 3.25%, due 1/24/18	292
		527
India (0.6%)
320	ICICI Bank Ltd., Senior Unsecured Notes, 4.70%, due 2/21/18	325	ñ
225	NTPC Ltd., Senior Unsecured Euro Medium-Term Notes, 5.63%, due 7/14/21	229
		554
Indonesia (1.2%)
150	Adaro Indonesia PT, Guaranteed Notes, 7.63%, due 10/22/19	158	ñ
280	Berau Coal Energy Tbk PT, Senior Secured Notes, 7.25%, due 3/13/17	269	ñ
750	Pertamina Persero PT, Senior Unsecured Notes, 5.63%, due 5/20/43	630	ñ
		1,057
Ireland (1.1%)
200	Credit Bank of Moscow via CBOM Finance PLC, Subordinated Notes, 8.70%, due 11/13/18	196
200	EDC Finance Ltd., Guaranteed Notes, 4.88%, due 4/17/20	199
271	Vimpel Communications via VIP Finance Ireland Ltd. OJSC, Senior Unsecured Notes, 9.13%, due 4/30/18	316	ñ
200	Vnesheconombank via VEB Finance PLC, Senior Unsecured Notes, 5.38%, due 2/13/17	214	ñ
		925
Jersey (0.3%)
210	Burgan Finance No. 1 Jersey Ltd., Bank Guaranteed Notes, 7.88%, due 9/29/20	230

See Notes to Schedule of Investments

11

Schedule of Investments Neuberger Berman Emerging Markets Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]
Kazakhstan (2.1%)
$265	Halyk Savings Bank of Kazakhstan JSC, Senior Unsecured Notes, 7.25%, due 5/3/17	$284	ñ
1,200	KazMunayGas National Co., JSC, Senior Unsecured Notes, 6.38%, due 4/9/21	1,335	ñØØ
200	Zhaikmunai LLP, Guaranteed Notes, 7.13%, due 11/13/19	213	ñ
		1,832
Korea (0.4%)
340	Industrial Bank of Korea, Senior Unsecured Notes, 2.38%, due 7/17/17	344
Luxembourg (3.0%)
243	Evraz Group SA, Senior Unsecured Notes, 7.40%, due 4/24/17	252	ñ
200	Millicom International Cellular SA, Senior Unsecured Notes, 6.63%, due 10/15/21	206	ñ
200	Minerva Luxembourg SA, Guaranteed Notes, 7.75%, due 1/31/23	194	ñ
210	Offshore Drilling Holding SA, Senior Secured Notes, 8.38%, due 9/20/20	223	ñ
376	Sberbank of Russia Via SB Capital SA, Senior Unsecured Notes, 4.95%, due 2/7/17	399	ñØØ
276	Severstal OAO via Steel Capital SA, Senior Unsecured Notes, 6.25%, due 7/26/16	294
200	Sistema JSFC via Sistema Int'l Funding SA, Senior Unsecured Notes, 6.95%, due 5/17/19	213	ñ
766	VTB Bank OJSC Via VTB Capital SA, Senior Unsecured Notes, 6.00%, due 4/12/17	816	ñØØ
		2,597
Mexico (2.1%)
125	America Movil SAB de CV, Guaranteed Notes, 6.38%, due 3/1/35	137
210	BBVA Bancomer SA, Subordinated Notes, 6.50%, due 3/10/21	227	ñ
185	BBVA Bancomer SA, Subordinated Notes, 6.75%, due 9/30/22	201
375	Comision Federal de Electricidad, Senior Unsecured Notes, 4.88%, due 1/15/24	380
290	Petroleos Mexicanos, Guaranteed Notes, 5.50%, due 1/21/21	316
500	Petroleos Mexicanos, Guaranteed Notes, 6.50%, due 6/2/41	533	ØØ
		1,794
Netherlands (1.5%)
215	Indo Energy Finance BV, Senior Secured Notes, 7.00%, due 5/7/18	225
210	Indosat Palapa Co., BV, Guaranteed Notes, 7.38%, due 7/29/20	226	ñ
400	Intergas Finance BV, Guaranteed Notes, 6.38%, due 5/14/17	439	ñ
215	Listrindo Capital BV, Guaranteed Notes, 6.95%, due 2/21/19	225	ñ
200	VimpelCom Holdings BV, Guaranteed Notes, 7.50%, due 3/1/22	214	ñ
		1,329
Peru (1.2%)
190	Banco de Credito del Peru, Senior Unsecured Notes, 4.25%, due 4/1/23	181	ñ
410	Banco de Credito del Peru/Panama, Senior Unsecured Notes, 5.38%, due 9/16/20	434	ñ
190	BBVA Banco Continental SA, Senior Unsecured Notes, 5.00%, due 8/26/22	194
200	Corp. Financiera de Desarrollo SA, Senior Unsecured Notes, 4.75%, due 2/8/22	201
		1,010
Philippines (0.2%)
140	Power Sector Assets & Liabilities Management Corp., Guaranteed Notes, 7.39%, due 12/2/24	176	ñ

See Notes to Schedule of Investments

12

Schedule of Investments Neuberger Berman Emerging Markets Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]
Singapore (0.4%)
$350	United Overseas Bank Ltd., Subordinated Euro Medium-Term Notes, 2.88%, due 10/17/22	$351	µ
South Africa (0.4%)
300	Eskom Holdings SOC Ltd., Senior Unsecured Notes, 6.75%, due 8/6/23	310	ñ
Spain (0.1%)
100	Cemex Espana Luxembourg, Senior Secured Notes, 9.25%, due 5/12/20	109	ñ
Turkey (1.1%)
787	Finansbank AS, Senior Unsecured Notes, 5.50%, due 5/11/16	795	ñ
200	Turkiye Vakiflar Bankasi Tao, Senior Unsecured Notes, 5.00%, due 10/31/18	199	ñ
		994
United Arab Emirates (0.1%)
120	DP World Ltd., Senior Unsecured Notes, 6.85%, due 7/2/37	125	ñ
United Kingdom (0.2%)
190	Vedanta Resources PLC, Senior Unsecured Notes, 9.50%, due 7/18/18	211	ñ
United States (1.3%)
400	Cemex Finance LLC, Senior Secured Notes, 9.38%, due 10/12/22	449	ñ
210	Gerdau Holdings, Inc., Guaranteed Notes, 7.00%, due 1/20/20	230
250	Reliance Holdings USA, Inc., Guaranteed Notes, 4.50%, due 10/19/20	253	ñ
205	Southern Copper Corp., Senior Unsecured Notes, 7.50%, due 7/27/35	218
		1,150
Venezuela (0.3%)
240	Corp. Andina de Fomento, Senior Unsecured Notes, 4.38%, due 6/15/22	243
	Total Corporate Debt Securities (Cost $25,872)	26,293
Government Securities (65.6%)
Armenia (0.3%)
300	Republic of Armenia, Senior Unsecured Notes, 6.00%, due 9/30/20	295	ñ
Bahrain (0.3%)
250	Bahrain Government International Bond, Senior Unsecured Notes, 6.13%, due 8/1/23	260	ñ
Belarus (0.2%)
200	Republic of Belarus, Senior Unsecured Notes, 8.95%, due 1/26/18	199

See Notes to Schedule of Investments

13

Schedule of Investments Neuberger Berman Emerging Markets Income Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
Belize (0.4%)
	$600	Belize Government International Bond, Senior Unsecured Notes, Step-Up 5.00%/6.77%, due 2/20/38	$369	**
Bermuda (0.4%)
	350	Bermuda Government International Bond, Senior Unsecured Notes, 4.85%, due 2/6/24	348	ñ
Bolivia (1.4%)
	1,200	Bolivian Government International Bond, Senior Unsecured Notes, 5.95%, due 8/22/23	1,209	ñ
Brazil (5.5%)
BRL	11,500	Brazil Letras do Tesouro Nacional, Bills, due 1/1/17	3,651	ØØ
BRL	300	Brazil Notas do Tesouro Nacional Series B, Bills, 6.00%, due 8/15/22	323
	670	Brazilian Government International Bond, Senior Unsecured Notes, 7.13%, due 1/20/37	804	ØØ
			4,778
Columbia (5.0%)
	550	Colombia Government International Bond, Senior Unsecured Notes, 7.38%, due 9/18/37	710	ØØ
COP	5,500,000	Colombian TES, Notes, Ser. B, 5.00%, due 11/21/18	2,813	ØØ
COP	1,614,517	Colombian TES, Bonds, 3.50%, due 3/10/21	841
			4,364
Croatia (0.9%)
	700	Croatia Government International Bond, Senior Unsecured Notes, 6.25%, due 4/27/17	747	ØØ
Czech Republic (0.8%)
CZK	14,000	Czech Republic Government Bond, Bonds, 1.50%, due 10/29/19	732
Dominican Republic (0.3%)
	240	Dominican Republic International Bond, Unsecured Notes, 6.60%, due 1/28/24	248	ñ
Hungary (3.3%)
HUF	127,000	Hungary Government Bond, Bonds, 7.00%, due 6/24/22	644
HUF	271,210	Hungary Government Bond, Bonds, 6.75%, due 10/22/28	1,325
	200	MFB Magyar Fejlesztesi Bank Zrt, Guaranteed Notes, 6.25%, due 10/21/20	205	ñ
	650	Hungary Government International Bond, Senior Unsecured Notes, 7.63%, due 3/29/41	732
			2,906
Indonesia (5.4%)
	500	Indonesia Government International Bond, Senior Unsecured Notes, 11.63%, due 3/4/19	684	ñ
	150	Indonesia Government International Bond, Senior Unsecured Notes, 7.75%, due 1/17/38	183	ñ
IDR	30,000,000	Indonesia Treasury Bond, Senior Unsecured Notes, 8.38%, due 3/15/24	2,820
IDR	11,141,000	Indonesia Treasury Bond, Senior Unsecured Notes, 8.38%, due 3/15/34	1,013
			4,700

See Notes to Schedule of Investments

14

Schedule of Investments Neuberger Berman Emerging Markets Income Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
Iraq (1.2%)
	$1,200	Republic of Iraq, Unsecured Notes, 5.80%, due 1/15/28	$1,044	ñØØ
Ivory Coast (0.8%)
	800	Ivory Coast Government International Bond, Senior Unsecured Notes, 5.75%, due 12/31/32	720	ñ
Malaysia (1.6%)
MYR	3,350	Malaysia Government Bond, Senior Unsecured Notes, 3.26%, due 3/1/18	1,058	ØØ
MYR	1,000	Malaysia Government Bond, Senior Unsecured Notes, 3.48%, due 3/15/23	313
			1,371
Mexico (5.0%)
MXN	23,000	Mexican Bonos, Bonds, Ser. M, 6.50%, due 6/9/22	1,830	ØØ
MXN	19,000	Mexican Bonos, Bonds, Ser. M, 8.00%, due 12/7/23	1,663	ØØ
	700	Mexico Government International Bond, Senior Unsecured Medium-Term Notes, Ser. A, 6.75%, due 9/27/34	857	ØØ
			4,350
Mongolia (1.1%)
	500	Development Bank of Mongolia LLC, Government Guaranteed Notes, 5.75%, due 3/21/17	482
	500	Mongolia Government International Bond, Senior Unsecured Notes, 4.13%, due 1/5/18	468
			950
Morocco (0.5%)
	500	Morocco Government International Bond, Senior Unsecured Notes, 4.25%, due 12/11/22	470	ñ
Nigeria (2.3%)
NGN	170,000	Nigeria Government Bond, Bonds, 15.10%, due 4/27/17	1,151
NGN	120,000	Nigeria Government Bond, Bonds, 16.00%, due 6/29/19	866	ØØ
			2,017
Panama (0.4%)
	300	Panama Government International Bond, Senior Unsecured Notes, 6.70%, due 1/26/36	355
Peru (1.4%)
PEN	1,400	Peruvian Government International Bond, Senior Unsecured Notes, 6.95%, due 8/12/31	544
	450	Peruvian Government International Bond, Senior Unsecured Notes, 8.75%, due 11/21/33	656	ØØ
			1,200
Philippines (1.1%)
PHP	12,000	Philippine Government International Bond, Senior Unsecured Notes, 3.90%, due 11/26/22	292
	400	Philippine Government International Bond, Senior Unsecured Notes, 10.63%, due 3/16/25	632
			924

See Notes to Schedule of Investments

15

Schedule of Investments Neuberger Berman Emerging Markets Income Fund (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
Poland (3.2%)
PLN	4,600	Poland Government Bond, Bonds, 5.50%, due 10/25/19	$1,635
PLN	3,250	Poland Government Bond, Bonds, 5.75%, due 9/23/22	1,181
			2,816
Romania (0.6%)
RON	1,500	Romania Government Bond, Bonds, 5.75%, due 1/27/16	478
RON	250	Romania Government Bond, Bonds, 5.85%, due 4/26/23	82
			560
Russia (7.8%)
RUB	108,500	Russian Federal Bond — OFZ, Bonds, 7.40%, due 6/14/17	3,480	ØØ
RUB	45,000	Russian Federal Bond — OFZ, Bonds, 7.00%, due 1/25/23	1,396
RUB	9,500	Russian Federal Bond — OFZ, Bonds, 7.00%, due 8/16/23	293
RUB	36,000	Russian Federal Bond — OFZ, Bonds, 8.15%, due 2/3/27	1,190
	358	Russian Foreign Bond — Eurobond, Senior Unsecured Notes, 7.50%, due 3/31/30	425	ñ
			6,784
Serbia (0.3%)
	240	Republic of Serbia, Senior Unsecured Notes, 7.25%, due 9/28/21	250
South Africa (3.5%)
ZAR	16,500	South Africa Government Bond, Bonds, 7.25%, due 1/15/20	1,647	ØØ
ZAR	6,000	South Africa Government Bond, Bonds, 7.75%, due 2/28/23	602
ZAR	3,700	South Africa Government Bond, Bonds, 7.00%, due 2/28/31	313
	550	South Africa Government International Bond, Senior Unsecured Notes, 4.67%, due 1/17/24	542
			3,104
Thailand (3.7%)
THB	70,000	Thailand Government Bond, Senior Unsecured Notes, 3.25%, due 6/16/17	2,256	ØØ
THB	30,000	Thailand Government Bond, Senior Unsecured Notes, 3.63%, due 6/16/23	944
			3,200
Turkey (6.0%)
	350	Export Credit Bank of Turkey, Senior Unsecured Notes, 5.88%, due 4/24/19	366	ñ
	200	Hazine Mustesarligi Varlik Kiralama AS, Bonds, 4.56%, due 10/10/18	204	ñ
TRY	5,500	Turkey Government Bond, Bonds, 6.30%, due 2/14/18	2,586	ØØ
TRY	1,400	Turkey Government Bond, Bonds, 8.30%, due 6/20/18	703
TRY	1,400	Turkey Government Bond, Bonds, 7.10%, due 3/8/23	635
	660	Turkey Government International Bond, Senior Unsecured Notes, 6.75%, due 5/30/40	719
			5,213

See Notes to Schedule of Investments

16

Schedule of Investments Neuberger Berman Emerging Markets Income Fund (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]
Venezuela (0.9%)
$250	Venezuela Government International Bond, Senior Unsecured Notes, 9.38%, due 1/13/34	$199
600	Venezuela Government International Bond, Senior Unsecured Notes, 12.75%, due 8/23/22	604	ØØ
		803
	Total Government Securities (Cost $56,478)	57,286
NUMBER OF SHARES
Short-Term Investments (2.5%)
2,159,789	State Street Institutional Government Money Market Fund Institutional Class (Cost $2,160)	2,160	ØØ
	Total Investments (98.2%) (Cost $84,510)	85,739	##
	Cash, receivables and other assets, less liabilities (1.8%)	1,612	±
	Total Net Assets (100.0%)	$87,351

See Notes to Schedule of Investments

17

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY NEUBERGER BERMAN EMERGING MARKETS INCOME FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Sovereign	$57,286	65.6%
Banks	7,852	9.0%
Oil & Gas	5,485	6.3%
Real Estate	1,931	2.2%
Telecommunications	1,302	1.5%
Electric	1,144	1.3%
Iron — Steel	1,093	1.3%
Food	1,050	1.2%
Gas	1,042	1.2%
Diversified Financial Services	993	1.1%
Coal	652	0.8%
Building Materials	558	0.6%
Holding Companies — Diversified	478	0.5%
Mining	429	0.5%
Engineering & Construction	412	0.5%
Pharmaceuticals	367	0.4%
Forest Products & Paper	339	0.4%
Commercial Services	318	0.4%
Multi-National	243	0.3%
Chemicals	210	0.2%
Oil & Gas Services	199	0.2%
Transportation	196	0.2%
Short-Term Investments and Other Assets—Net	3,772	4.3%
	$87,351	100.0%

See Notes to Schedule of Investments

18

Notes to Schedule of Investments

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Emerging Markets Income Fund (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Emerging Markets Debt, Sovereign Debt and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of forward foreign currency contracts is determined by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

The value of the Fund's investments in interest rate swap contracts is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the overnight index swap rate and London Interbank Offered Rate ("LIBOR") forward rate to produce the daily settlement price (generally Level 2 inputs).

See Notes to Schedule of Investments

19

Notes to Schedule of Investments (cont'd)

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Income Fund's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to evaluate the prices of foreign income securities as of the close of the New York Stock Exchange (the "NYSE"). Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of October 31, 2013:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Corporate Debt Securities^	$—	$26,293	$—	$26,293
Government Securities^	—	57,286	—	57,286
Short-Term Investments	—	2,160	—	2,160
Total Investments	—	85,739	—	85,739

^  The Schedule of Investments and Summary Schedule of Investments by Industry provide information on the country and industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the period ended October 31, 2013.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of October 31, 2013:

(000's omitted)	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized appreciation)	$—	$468	$—	$468
Interest rate swaps	—	32	—	32
Total	—	500	—	500

See Notes to Schedule of Investments

20

Notes to Schedule of Investments (cont'd)

Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of October 31, 2013:

(000's omitted)	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized depreciation)	$—	$(243)	$—	$(243)
Interest rate swaps	—	(31)	—	(31)
Total	—	(274)	—	(274)

##  At October 31, 2013, the cost of investments for U.S. federal income tax purposes was approximately $84,510,000. Gross unrealized appreciation of investments was approximately $2,047,000 and gross unrealized depreciation of investments was approximately $818,000, resulting in net unrealized appreciation of approximately $1,229,000 based on cost for U.S. federal income tax purposes.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2013, these securities amounted to approximately $23,465,000 or 26.9% of net assets for the Fund.

ØØ  All or a portion of this security is segregated in connection with obligations for forward contracts and/or interest rate swaps.

µ  Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of October 31, 2013, and their final maturities.

a  Principal amount is stated in the currency in which the security is denominated.

  BRL = Brazilian Real

  COP = Colombian Peso

  CZK = Czech Koruna

  HUF = Hungarian Forint

  IDR = Indonesian Rupiah

  MXN = Mexican Peso

  MYR = Malaysian Ringgit

  NGN = Nigerian Naira

  PEN = Peruvian Nuevo Sol

  PHP = Philippine Peso

  PLN = Polish Zloty

  RON = Romanian Leu

  RUB = Russian Ruble

  THB = Thai Baht

  TRY = Turkish Lira

  ZAR = South African Rand

See Notes to Schedule of Investments

21

Notes to Schedule of Investments (cont'd)

z  A zero balance may reflect actual amounts rounding to less than $1,000.

±  See Note A-13 in the Notes to Financial Statements for the Fund's open derivatives at October 31, 2013.

**  Step Bond: Coupon rate is a fixed rate for an initial period, then resets at a specific date and rate.

See Notes to Schedule of Investments

22

Statement of Assets and Liabilities

Neuberger Berman Income Funds
(000's omitted except per share amounts)

EMERGING MARKETS INCOME FUND
October 31, 2013
Assets
Investments in securities, at value * (Note A)—see Schedule of Investments:
Unaffiliated issuers	$85,739
Cash	2,346
Dividends and interest receivable	1,202
Receivable for securities sold	2,168
Receivable from Management-net (Note B)	43
Receivable for open forward foreign currency contracts (Note A)	468
Interest rate swaps, at value (Note A)	1
Total Assets	91,967
Liabilities
Payable for open forward foreign currency contracts (Note C)	243
Due to custodian	7
Payable for securities purchased	4,083
Payable to investment manager-net (Note B)	40
Payable to trustees	3
Payable for offering costs	180
Accrued expenses and other payables	60
Total Liabilities	4,616
Net Assets	$87,351
Net Assets consist of:
Paid-in capital	$85,674
Undistributed net investment income (loss)	142
Accumulated net realized gains (losses) on investments	76
Net unrealized appreciation (depreciation) in value of investments	1,459
Net Assets	$87,351
Net Assets
Institutional Class	$87,249
Class A	51
Class C	51
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	8,556
Class A	5
Class C	5
Net Asset Value, offering and redemption price per share
Institutional Class	$10.20
Net Asset Value and redemption price per share
Class A	$10.20
Offering Price per share
Class A‡	$10.65
Net Asset Value and offering price per share
Class C^	$10.20
*Cost of Investments:
Unaffiliated issuers	$84,510

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

23

Statement of Operations

Neuberger Berman Income Funds
(000's omitted)

EMERGING MARKETS INCOME FUND
Period from September 27, 2013 (Commencement of Operations) to October 31, 2013
Investment Income:
Income (Note A):
Interest and other income-unaffiliated issuers	$396
Foreign taxes withheld	(32)
Total income	$364
Expenses:
Investment management fees (Note B)	45
Administration fees (Note B)	5
Administration fees (Note B):
Institutional Class	7
Class A	—
Class C	—
Distribution fees (Note B):
Class A	—
Class C	—
Shareholder servicing agent fees:
Institutional Class	2
Class A	2
Class C	2
Organization expense (Note A)	180
Audit fees	29
Custodian and accounting fees	14
Legal fees	4
Registration and filing fees	1
Shareholder reports	8
Trustees' fees and expenses	2
Miscellaneous	1
Total expenses	302
Expenses reimbursed by Management (Note B)	(228)
Management fees waived (Note B)	(8)
Total net expenses	66
Net investment income (loss)	$298
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	135
Foreign currency	88
Net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	1,229
Forward foreign currency contracts	225
Foreign currency	4
Interest rate swap contracts	1
Net gain (loss) on investments	1,682
Net increase (decrease) in net assets resulting from operations	$1,980

See Notes to Financial Statements

24

Statement of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

EMERGING MARKETS INCOME FUND
Period from September 27, 2013 (Commencement of Operations) to October 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$298
Net realized gain (loss) on investments	223
Net unrealized appreciation (depreciation) of investments	1,459
Net increase (decrease) in net assets resulting from operations	1,980
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(303)
Class A	(0)
Class C	(0)
Total distributions to shareholders	(303)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	85,271
Class A	50
Class C	50
Proceeds from reinvestment of dividends and distributions:
Institutional Class	303
Class A	—
Class C	—
Net increase (decrease) from Fund share transactions	85,674
Net Increase (Decrease) in Net Assets	87,351
Net Assets:
Beginning of period	—
End of period	$87,351
Undistributed net investment income (loss) at end of period	$142

See Notes to Financial Statements

25

Notes to Financial Statements Emerging Markets Income Fund

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund is a separate operating series of the Trust and is non-diversified. The Fund offers Institutional Class shares, Class A shares and Class C shares. The Fund had no operations until September 27, 2013, other than matters relating to its organization and registration of shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Fund's Schedule of Investments.

3  Foreign currency translation: The Fund may invest in foreign securities denominated in foreign currencies. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on the trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: It is the intention of the Fund to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. As of October 31, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on

26

various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at the end of the period. Such differences may be attributed to one or more of the following: non-deductible 12b-1 fees, and foreign currency gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the period ended October 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(61)	$147,221	$(147,160)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the period ended October 31, 2013 was as follows:

Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2013	2013	2013	2013
$302,935 (1)	$—	$—	$302,935 (1)

(1)  Period from September 27, 2013 (Commencement of Operations) to October 31, 2013.

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$424,712	$—	$73,855	$1,231,818	$—	$(52,815)	$1,677,570

The differences between book basis and tax basis distributable earnings are primarily due to: organization expenses, deferral of current year straddle losses, and mark to market on certain swap contract transactions and forward foreign currency contracts.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2013, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Long-Term	Short-Term
$—	$—

6  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

27

7  Organization expenses: Costs incurred by the Fund in connection with its organization, which amounted to $179,895 and are reflected in Organization expense in the Statement of Operations, have been expensed as incurred.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  When-issued/Delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

11  Foreign taxes: Foreign taxes, if any, withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

12  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

13  Derivative instruments: During the period ended October 31, 2013, the Fund's use of derivatives, as described below, was limited to interest rate swaps and forward foreign currency contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815

28

distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest rate swaps: The Fund entered into interest rate swap transactions, with institutions that Management has determined are creditworthy, to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain liquidity in portions of the curve where bonds are illiquid or do not exist, and to generate alpha by obtaining leveraged rate positions. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly or quarterly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. There is no guarantee that these swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations. At October 31, 2013, the Fund had outstanding interest rate swap contracts as follows:

Swap Counterparty	Notional Amount(1)	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund		Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
JP Morgan Chase Bank, N.A.	$200,000,000	October 4, 2015	3.62%	3.55%	(4)	$(15)	$(457)	$(472)
JP Morgan Chase Bank, N.A.	7,500,000	October 4, 2015	1.30%	1.00%	(2)	(453)	(5,674)	(6,127)
JP Morgan Chase Bank, N.A.	5,297,881	January 5, 2016	11.02%	9.32%	(5)	2,935	(5,756)	(2,821)
JP Morgan Chase Bank, N.A.	40,000,000	October 5, 2017	6.21%	3.79%	(8)	—	2,483	2,483
JP Morgan Chase Bank, N.A.	30,000,000	September 27, 2018	5.25%	4.03%	(6)	2,278	(4,968)	(2,690)
JP Morgan Chase Bank, N.A.	3,150,000	October 4, 2018	2.40%	1.00%	(2)	957	10,145	11,102

29

Swap Counterparty	Notional Amount(1)	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund		Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
JP Morgan Chase Bank, N.A.	$7,800,000	October 2, 2023	8.08%	5.14%	(3)	$1,739	$7,957	$9,696
Goldman Sachs International	8,000,000	October 12, 2023	6.18%	3.98%	(7)	265	(18,786)	(18,521)
JP Morgan Chase Bank, N.A.	6,400,000	October 2, 2028	8.53%	5.14%	(3)	1,649	6,670	8,319
						$9,355	$(8,386)	$969

  (1)  The notional amount at period end is indicative of the volume throughout the period.

  (2)  3 Month Tel Aviv Interbank Offer Rate (TELBOR) at October 2, 2013.

  (3)  3 Month Johannesburg Interbank Agreed Rate (JIBAR) at October 3, 2013.

  (4)  6 Month Budapest Interbank Offer Rate (BUBOR) at October 2, 2013.

  (5)  1 Day Overnight Brazil CETIP Interbank Deposit Rate.

  (6)  28 Day Mexican Interbank Equilibrium Interest Rate (TIIE) at October 1, 2013.

  (7)  28 Day Mexican Interbank Equilibrium Interest Rate (TIIE) at October 24, 2013.

  (8)  28 Day Mexican Interbank Equilibrium Interest Rate (TIIE).

Forward foreign currency contracts: During the period ended October 31, 2013, the Fund entered into forward foreign currency contracts ("forward contracts") to manage or adjust currency views and currency exposure of the Fund, to generate alpha by applying FX leverage, and to gain exposure to new and difficult to access markets.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of a forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" in the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

30

At October 31, 2013, open forward contracts were as follows:

Contracts Received		In Exchange For		Counterparty	Settlement Date	Value	Net Unrealized Appreciation (Depreciation)
1,300,089	Brazilian Real	$575,897	US Dollar	Goldman Sachs International	12/02/13	$576,431	$534
13,150,000	Yuan Renminbi	2,147,114	US Dollar	Goldman Sachs International	04/22/14	2,147,050	(64)
932,795	Euro Currency	1,261,373	Czech Koruna	JP Morgan Chase Bank, N.A.	11/07/13	1,266,511	5,138
124,472	Euro Currency	169,255	US Dollar	Goldman Sachs International	12/02/13	169,012	(243)
539,336	Euro Currency	732,068	Czech Koruna	Goldman Sachs International	11/07/13	732,289	221
2,015,580	Euro Currency	2,733,521	US Dollar	Goldman Sachs International	11/05/13	2,736,659	3,138
1,848,497	Euro Currency	2,545,691	Hungarian Forint	JP Morgan Chase Bank, N.A.	11/04/13	2,509,795	(35,896)
380,115	Euro Currency	519,165	US Dollar	Goldman Sachs International	12/04/13	516,135	(3,030)
543,740,470	Hungarian Forint	2,464,258	Euro Currency	JP Morgan Chase Bank, N.A.	11/04/13	2,497,424	33,166
18,567,876	Hungarian Forint	84,804	US Dollar	Goldman Sachs International	11/04/13	85,283	479
465,140,470	Hungarian Forint	2,192,100	Euro Currency	JP Morgan Chase Bank, N.A.	01/24/14	2,125,628	(66,472)
32,794,611	Hungarian Forint	154,160	Euro Currency	Goldman Sachs International	01/24/14	149,867	(4,293)
7,700,000,000	Indonesian Rupiah	699,364	US Dollar	Goldman Sachs International	12/02/13	679,898	(19,466)
53,000,000	Indian Rupee	826,962	US Dollar	Goldman Sachs International	12/11/13	855,232	28,270
1,800,000,000	South Korean Won	1,666,975	US Dollar	JP Morgan Chase Bank, N.A.	12/11/13	1,692,368	25,393
13,579,376	Mexican Peso	1,027,421	US Dollar	JP Morgan Chase Bank, N.A.	11/19/13	1,039,547	12,126
11,747,355	Mexican Peso	892,049	US Dollar	Goldman Sachs International	11/19/13	899,300	7,251
16,500,000	Mexican Peso	1,260,039	US Dollar	Goldman Sachs International	12/16/13	1,260,473	434
9,150,000	Malaysian Ringgit	2,795,173	US Dollar	JP Morgan Chase Bank, N.A.	11/26/13	2,895,145	99,972
300,000	Malaysian Ringgit	94,937	US Dollar	Goldman Sachs International	11/26/13	94,923	(14)
2,941,805	Peruvian Nuevo Sol	1,052,515	US Dollar	JP Morgan Chase Bank, N.A.	11/12/13	1,059,894	7,379
12,344,571	Polish Zloty	3,953,668	Euro Currency	JP Morgan Chase Bank, N.A.	11/18/13	4,004,233	50,565

31

Contracts Received		In Exchange For		Counterparty	Settlement Date	Value	Net Unrealized Appreciation (Depreciation)
1,278,727	Romanian Leu	$387,640	Euro Currency	JP Morgan Chase Bank, N.A.	12/02/13	$390,893	$3,253
20,852,435	Russian Ruble	637,684	US Dollar	JP Morgan Chase Bank, N.A.	11/20/13	648,495	10,811
3,000,000	Russian Ruble	92,365	US Dollar	Goldman Sachs International	11/20/13	93,298	933
4,221,536	Turkish Lira	2,107,544	US Dollar	JP Morgan Chase Bank, N.A.	11/05/13	2,113,271	5,727
2,385,177	Turkish Lira	1,179,927	US Dollar	JP Morgan Chase Bank, N.A.	01/28/14	1,176,937	(2,990)
11,778,081	South African Rand	1,157,341	US Dollar	JP Morgan Chase Bank, N.A.	12/02/13	1,168,612	11,271
Total							$173,593
Contracts Delivered		In Exchange For		Counterparty	Settlement Date	Value	Net Unrealized Appreciation (Depreciation)
178,688,286	Chilean Peso	$351,265	US Dollar	JP Morgan Chase Bank, N.A.	11/27/13	$347,636	$3,629
1,094,398,979	Colombian Peso	568,519	US Dollar	Goldman Sachs International	12/02/13	576,888	(8,369)
1,760,000,000	Colombian Peso	928,588	US Dollar	Goldman Sachs International	12/02/13	927,744	844
24,000,000	Czech Koruna	1,261,373	Euro Currency	JP Morgan Chase Bank, N.A.	11/07/13	1,262,945	(1,572)
13,781,251	Czech Koruna	732,068	Euro Currency	Goldman Sachs International	11/07/13	725,207	6,861
450,000	Euro Currency	607,519	US Dollar	JP Morgan Chase Bank, N.A.	11/05/13	610,989	(3,470)
285,732	Euro Currency	387,640	Romanian Leu	JP Morgan Chase Bank, N.A.	12/02/13	387,977	(337)
1,820,113	Euro Currency	2,464,258	Hungarian Forint	JP Morgan Chase Bank, N.A.	11/04/13	2,471,257	(6,999)
86,485	Euro Currency	117,580	US Dollar	Goldman Sachs International	12/02/13	117,432	148
2,919,062	Euro Currency	3,953,668	Polish Zloty	JP Morgan Chase Bank, N.A.	11/18/13	3,963,477	(9,809)
1,573,222	Euro Currency	2,192,100	Hungarian Forint	JP Morgan Chase Bank, N.A.	01/24/14	2,136,299	55,801
1,565,580	Euro Currency	2,129,227	US Dollar	Goldman Sachs International	11/05/13	2,125,670	3,557
111,283	Euro Currency	154,160	Hungarian Forint	Goldman Sachs International	01/24/14	151,113	3,047
18,567,876	Hungarian Forint	87,697	US Dollar	Goldman Sachs International	11/04/13	85,284	2,414
543,740,470	Hungarian Forint	2,545,691	Euro Currency	JP Morgan Chase Bank, N.A.	11/04/13	2,497,423	48,267

32

Contracts Delivered		In Exchange For		Counterparty	Settlement Date	Value	Net Unrealized Appreciation (Depreciation)
13,449,195,050	Indonesian Rupiah	$1,143,639	US Dollar	Goldman Sachs International	12/02/13	$1,187,542	$(43,903)
5,914,596	Israeli Shekel	1,669,024	US Dollar	JP Morgan Chase Bank, N.A.	12/02/13	1,676,462	(7,438)
11,300,000	Mexican Peso	860,559	US Dollar	JP Morgan Chase Bank, N.A.	11/19/13	865,054	(4,495)
15,700,000	Mexican Peso)	1,208,023	US Dollar	JP Morgan Chase Bank, N.A.	12/16/13	1,199,360	8,663
45,000,000	Russian Ruble	1,380,622	US Dollar	Goldman Sachs International	11/20/13	1,399,466	(18,844)
26,300,000	Russian Ruble	821,618	US Dollar	JP Morgan Chase Bank, N.A.	11/20/13	817,910	3,708
11,200,000	Russian Ruble	348,096	US Dollar	JP Morgan Chase Bank, N.A.	11/20/13	348,499	(403)
27,500,000	Thai Baht	876,494	US Dollar	Goldman Sachs International	12/04/13	881,869	(5,375)
6,569,266	Turkish Lira	3,307,465	US Dollar	JP Morgan Chase Bank, N.A.	01/28/14	3,288,529	18,936
3,330,824	Turkish Lira	1,649,732	US Dollar	JP Morgan Chase Bank, N.A.	01/28/14	1,643,555	6,177
Total							$51,038

During the period from September 27, 2013 (commencement of operations) to October 31, 2013, the Fund entered into 53 forward contracts that had a total base value of $67,628,309.

At October 31, 2013, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Total
Swap contracts	Interest rate swaps, at value(1)	$31,600	$—	$31,600
Forward contracts	Receivable for open forward foreign currency contracts	—	468,113	468,113
Total Value—Assets		$31,600	$468,113	$499,713
Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Total
Swap contracts	Interest rate swaps, at value(1)	$(30,631)	$—	$(30,631)
Forward contracts	Payable for open forward foreign currency contracts	—	(243,482)	(243,482)
Total Value—Liabilities		$(30,631)	$(243,482)	$(274,113)

(1)  "Swap contracts" reflects the appreciation (depreciation) of the interest rate swap contracts plus accrued interest as of October 31, 2013, which is reflected in the Statement of Assets and Liabilities under the caption "Interest rate swaps, at value."
33

The impact of the use of these derivative instruments on the Statement of Operations during the period ended October 31, 2013, was as follows:

Realized Gain (Loss)
Derivative Type	Statement of Operations Location	Interest Rate Risk	Currency Risk	Total
Swap contracts	Net realized gain (loss) on: interest rate swap contracts	$—	$—	$—
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	—	—
Total Realized Gain (Loss)		$—	$—	$—
Change in Appreciation (Depreciation)
Derivative Type	Statement of Operations Location	Interest Rate Risk	Currency Risk	Total
Swap contracts	Net unrealized appreciation (depreciation) in value of: interest rate swap contracts	$969	$—	$969
Forward contracts	Net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	224,631	224,631
Total Change in Appreciation (Depreciation)		$969	$224,631	$225,600

During the current reporting period, the Fund adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts a vailable for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of October 31, 2013.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Swap contracts	$31,600	$—	$31,600
Forward contracts	468,113	—	468,113
Total	$499,713	$—	$499,713

34

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Asset and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Goldman Sachs International	$58,131	$(58,131)	$—	$—
JP Morgan Chase Bank, N.A.	441,582	(151,991)	—	289,591
Total	$499,713	$(210,122)	$—	$289,591

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Swap contracts	$(30,631)	$—	$(30,631)
Forward contracts	(243,482)	—	(243,482)
Total	$(274,113)	$—	$(274,113)

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Asset and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Goldman Sachs International	$(122,122)	$58,131	$—	$(63,991)
JP Morgan Chase Bank, N.A.	(151,991)	151,991	—	—
Total	$(274,113)	$210,122	$—	$(63,991)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2013, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of October 31, 2013.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average

35

daily net assets and Class A and Class C each pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to the Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend and interest expenses on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the t ime the fees were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the period ended October 31, 2013, there was no repayment to Management under this agreement.

At October 31, 2013, contingent liabilities to Management under the agreement were as follows:

				Expenses Reimbursed in Fiscal Period Ending, October 31, 2013(2)
Class	Contractual Expense Limitation(1)		Expiration	Subject to Repayment until October 31, 2016
Institutional Class	0.90	%(3)	10/31/16	$223,521
Class A	1.27	%(3)	10/31/16	2,100
Class C	2.02	%(3)	10/31/16	2,090

(1)  Expense limitation per annum of the respective class's average daily net assets.

(2)  Period from September 27, 2013 to October 31, 2013.

(3)  In addition, Management voluntarily waived expenses as necessary to maintain a minimum yield from September 27, 2013 (Commencement of Operations) to September 30, 2013. For the period ended October 31, 2013, voluntary reimbursements for the Institutional Class, Class A and Class C amounted to $8,376, $7 and $11, respectively. These amounts are not subject to recovery by Management. This undertaking was in addition to the contractual undertakings as stated above.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to the Fund, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

Management and NBFI are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of September 30, 2013, approximately 76% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 24% of such equity. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's equity as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG equity held by the LBHI Parties through a process that is expected to end in 2016.

36

The Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares are generally sold with an initial sales charge of up to 4.25%. Class A shares of the Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the period ended October 31, 2013, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$—	$—	$—	$—
Class C	—	—	—	—

Note C—Securities Transactions:

During the period ended October 31, 2013, there were purchases and sales of long-term securities (excluding interest rate swaps and forward contracts) of $86,549,749 and $4,353,512, respectively.

Note D—Fund Share Transactions:

Share activity for the period ended October 31, 2013(1) was as follows:

(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class	8,526	30	—	8,556
Class A	5	—	—	5
Class C	5	—	—	5

(1)  Period from September 27, 2013 (Commencement of Operations) to October 31, 2013.

37

At October 31, 2013, the Neuberger Berman Strategic Income Fund, which is also managed by Management, held 99.69% of the outstanding shares of the Fund.

Note E—Subsequent Event:

Effective December 1, 2013, NB Management engaged Neuberger Berman Europe Limited ("NBEL") as a new sub-adviser for the Fund.

Note F—Recent Accounting Pronouncement:

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impact of ASU 2013-08 on the Fund's financial statements, Management expects that the impact will be limited to additional financial s tatement disclosures.

38

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(0.01) per share are presented as
$0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—"
indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Emerging Markets Income Fund
Institutional Class
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.04	$0.20	$0.24	$(0.04)	$—	$(0.04)
Class A
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	$0.20	$0.23	$(0.03)	$—	$(0.03)
Class C
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	$0.20	$0.23	$(0.03)	$—	$(0.03)

See Notes to Financial Highlights

39

	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#‡		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets‡		Portfolio Turnover Rate
Emerging Markets Income Fund
Institutional Class
Period from 9/27/2013^ to 10/31/2013	$10.20	2.36	%**	$87.2	1.64	%*	.80	%*	3.60	%*	5	%**
Class A
Period from 9/27/2013^ to 10/31/2013	$10.20	2.32	%**	$0.0	42.54	%*	1.13	%*	3.28	%*	5	%**
Class C
Period from 9/27/2013^ to 10/31/2013	$10.20	2.26	%**	$0.0	43.10	%*	1.79	%*	2.60	%*	5	%**

40

Notes to Financial Highlights

††   Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during the fiscal period and assumes income dividends and other distributions, if any, were reinvested, but does not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

^  The date investment operations commenced.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

@  Calculated based on the average number of shares outstanding during the fiscal period.

*  Annualized.

**  Not annualized.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Income Funds and Shareholders
Neuberger Berman Emerging Markets Income Fund

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Emerging Markets Income Fund ("Fund"), one of the series comprising Neuberger Berman Income Funds, including the schedule of investments, as of October 31, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from September 27, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Emerging Markets Income Fund at October 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from September 27, 2013 (commencement of operations) to October 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 27, 2013

42

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Neuberger Berman Europe Limited
Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A and Class C Shareholders:

Please contact your investment provider

Institutional Class Shareholders Address correspondence to:

Neuberger Berman Management LLC

605 Third Avenue, Mail Drop 2-7

New York, NY 10158-0180

Attn: Intermediary Client Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

43

Trustees and Officers

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and NBFI. The Fund's Statement of Additional Information includes additional information about the Trustees as of the date of the Fund's most recent public offering documents and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 2000	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	54	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

44

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	54

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly Director, Bank Leumi (commercial bank), 2005 to 2007; formerly Advisory Board Member, Attensity (software developer), 2005 to 2007.

45

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	54

Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 2000	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	54

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	54

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2013; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

46

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	54

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	54

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

47

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	54	None.
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

			54

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

48

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	54	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust because each is an officer of Management and/or its affiliates.

49

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013	Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).
Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Senior Vice President, Neuberger, since 2008 and Employee since 1991; formerly, Vice President, Neuberger, 2002 to 2008; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

50

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

52

Board Consideration of the Management and Sub-Advisory Agreements

At meetings held on April 23-24, 2013 and October 22-23, 2013, the Board of Trustees ("Board") of Neuberger Berman Income Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), approved the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreements between Management and each of Neuberger Berman Fixed Income LLC ("NBFI") and Neuberger Berman Europe Limited ("NBEL") (each a "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") for Neuberger Berman Emerging Markets Income Fund (the "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and NBEL, and met with senior representatives of Management and NBEL regarding their personnel, operations and financial conditions as they relate to the Fund.

To assist the Board in its deliberations regarding the contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus on specific areas relevant to the contract review.

The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the Agreements. During the course of their deliberations regarding the contract review, the Independent Fund Trustees met with such counsel separately from representatives of Management, NBFI and NBEL.

In connection with its approval of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by Management, NBFI and NBEL; (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board, and the Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of Management, NBFI and NBEL, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management, NBFI and NBEL who would perform services for the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's, NBFI's and NBEL's policies and practices regarding brokerage and allocation of portfolio transactions. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board considered the scope and depth of the compliance programs of Management, NBFI and NBEL. The Board also considered the nature of the markets in which the Fund would invest and whether those factors suggested need for special research, trading, valuation and/or compliance measures. The Board also considered the manner in which Management addressed various non-routine matters that have arisen from time to time, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board also noted the performance, over various periods, of other accounts that were managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure proposed for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to

53

Management, NBFI, NBEL or their affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's proposed management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee proposed to be paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. Where the Fund's proposed management fee was higher than the peer group mean and/or median for some classes, the Board considered whether specific portfolio management or administration needs contributed to the management fee. In addition, the Board considered the proposed contractual limit on expenses of each class of the Fund. The Board also considered whether there were other accounts that were managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees proposed to be charged to the Fund to the fees charged to any such accounts. The Board considered the appropriateness and reasonableness of any differences between the fees proposed to be charged to the Fund and any such accounts and determined that any differences in fees and fee structures were consistent with the management and other services provided. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management would provide to the Fund, noting that it may be too soon to anticipate the economies at the start-up phase of a fund. The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management, NBFI and NBEL could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

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Investment manager: Neuberger Berman Management LLC

Sub-advisers: Neuberger Berman Fixed Income LLC
Neuberger Berman Europe Limited

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

N0287 12/13

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSRS, Investment Company Act file number 811-00582 (filed May 6, 2013).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha C. Goss, George W. Morriss and Candace L. Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Emerging Markets Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund.  Neuberger Berman Emerging Markets Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund commenced operations on September 27, 2013, February 1, 1992, July 9, 1987, June 9, 1986, and July 11, 2003, respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman New York Municipal Income Fund and Neuberger Berman Short Duration High Income Fund.  Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman New York Municipal Income Fund and Neuberger Berman Short Duration High Income Fund commenced operations on October 1, 1995, December 29, 2009, March 11, 2013 and September 28, 2012, respectively.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $185,950 and $212,550 for the fiscal years ended 2012 and 2013, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $77,300 and $99,500 for the fiscal years ended 2012 and 2013, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $41,600 and $55,300 for the fiscal years ended 2012 and 2013, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICS"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $12,000 and $16,250 for the fiscal years ended 2012 and 2013, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICS"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $41,600 and $55,300 for the fiscal years ended 2012 and 2013, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $12,000 and $16,250 for the fiscal years ended 2012 and 2013, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSRS, Investment Company Act file number 811-00582 (filed May 6, 2013).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN INCOME FUNDS

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 6, 2014

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 6, 2014